UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3010

Fidelity Advisor Series VII
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2017

Item 1.

Reports to Stockholders

Fidelity Advisor Focus Funds®
Class A, Class M (formerly Class T), Class C and Class I

Fidelity Advisor® Biotechnology Fund

Fidelity Advisor® Communications Equipment Fund

Fidelity Advisor® Consumer Discretionary Fund

Fidelity Advisor® Energy Fund

Fidelity Advisor® Financial Services Fund

Fidelity Advisor® Health Care Fund

Fidelity Advisor® Industrials Fund

Fidelity Advisor® Semiconductors Fund

Fidelity Advisor® Technology Fund

Fidelity Advisor® Utilities Fund

Annual Report

July 31, 2017

Contents

Fidelity Advisor® Biotechnology Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Communications Equipment Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Consumer Discretionary Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Energy Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Financial Services Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Health Care Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Industrials Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Semiconductors Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Technology Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Utilities Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity Advisor® Biotechnology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	7.73%	17.45%	14.62%
Class M (incl. 3.50% sales charge)	9.89%	17.63%	14.54%
Class C (incl. contingent deferred sales charge)	12.47%	17.96%	14.43%
Class I	14.56%	19.18%	15.63%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Biotechnology Fund - Class A on July 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$39,125	Fidelity Advisor® Biotechnology Fund - Class A
$21,073	S&P 500® Index

Fidelity Advisor® Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Rajiv Kaul:  For the year, the fund’s share classes (excluding sales charges, if applicable) generally gained about 14%, trailing the 16.25% return of the MSCI U.S. IMI Biotechnology 25/50 Index. The fund also finished behind the S&P 500®. Out-of-index exposure to the pharmaceuticals segment primarily caused the fund’s underperformance. Among individual holdings, the largest relative detractor was pharmaceuticals stock Cempra, which tumbled in November and December 2016 amid unfavorable decisions by the U.S. Food & Drug Administration about its antibiotic, solithromycin. The December collapse of biotech stock Ophthotech also hurt; I later sold this position from the fund. Shares of clinical-stage biotech firm Minerva Neurosciences, focused on diseases of the central nervous system, detracted, as well. Conversely, my picks in the fund’s core biotechnology group added value. The fund’s top relative contributor was a sizable underweighting in Gilead Sciences, a major component of the MSCI index that underperformed. I exited this position in June. Along the same lines, underweighting index heavyweights Amgen and AbbVie, each of which lagged, helped our relative cause. Overweighted exposure, on average, to rare cancer specialist Ariad Pharmaceuticals further aided relative performance. I sold this position by period end to lock in profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  The Board of Trustees has agreed to present a proposal to shareholders to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. If the proposals are approved, expected in the fourth quarter, the changes will take place on or about January 1, 2018 (or the first day of the month following shareholder approval), and will not impact how the funds are managed.

Fidelity Advisor® Biotechnology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	10.3	10.7
Celgene Corp.	8.0	8.2
Regeneron Pharmaceuticals, Inc.	6.0	4.6
Biogen, Inc.	5.4	7.0
Alexion Pharmaceuticals, Inc.	5.3	7.2
Vertex Pharmaceuticals, Inc.	4.7	2.4
Incyte Corp.	2.4	2.6
BioMarin Pharmaceutical, Inc.	2.4	2.7
Portola Pharmaceuticals, Inc.	1.6	0.8
Exelixis, Inc.	1.4	1.1
	47.5

Top Industries (% of fund's net assets)

As of July 31, 2017
Biotechnology	90.9%
Pharmaceuticals	7.7%
Health Care Equipment & Supplies	0.4%
Health Care Providers & Services	0.2%
Health Care Technology	0.1%
All Others*	0.7%

As of January 31, 2017
Biotechnology	88.8%
Pharmaceuticals	10.0%
Health Care Equipment & Supplies	0.2%
Health Care Technology	0.1%
Health Care Providers & Services	0.1%
All Others*	0.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Biotechnology Fund

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Biotechnology - 89.5%
Biotechnology - 89.5%
AbbVie, Inc.	64,935	$4,539,606
AC Immune SA (a)	281,288	2,061,841
ACADIA Pharmaceuticals, Inc. (a)(b)	468,186	13,937,897
Acceleron Pharma, Inc. (b)	632,746	20,342,784
Achaogen, Inc. (a)(b)	431,602	8,204,754
Achillion Pharmaceuticals, Inc. (b)	278,861	1,143,330
Acorda Therapeutics, Inc. (b)	311,353	6,740,792
Adamas Pharmaceuticals, Inc. (a)(b)	901,381	15,638,960
Adaptimmune Therapeutics PLC sponsored ADR (b)	823,742	4,324,646
ADMA Biologics, Inc. (b)	46,300	159,735
Aduro Biotech, Inc. (a)(b)	467,880	6,012,258
Advanced Accelerator Applications SA sponsored ADR (b)	80,100	3,843,999
Advaxis, Inc. (a)(b)	156,228	1,010,795
Adverum Biotechnologies, Inc. (b)	120,929	308,369
Agenus, Inc. (b)	283,760	1,259,894
Agenus, Inc. warrants 1/9/18 (b)	452,000	5
Agios Pharmaceuticals, Inc. (b)	59,771	3,343,590
Aimmune Therapeutics, Inc. (a)(b)	453,402	9,757,211
Akebia Therapeutics, Inc. (b)	177,377	2,339,603
Alder Biopharmaceuticals, Inc. (b)	614,713	6,608,165
Aldeyra Therapeutics, Inc. (a)(b)	542,459	2,576,680
Alexion Pharmaceuticals, Inc. (b)	1,021,776	140,330,716
Alkermes PLC (b)	381,903	20,779,342
Alnylam Pharmaceuticals, Inc. (b)	238,935	19,769,482
AMAG Pharmaceuticals, Inc. (a)(b)	226,277	4,446,343
Amarin Corp. PLC ADR (b)	381,894	1,351,905
Amgen, Inc.	1,575,764	274,986,573
Amicus Therapeutics, Inc. (a)(b)	892,770	11,561,372
Applied Genetic Technologies Corp. (b)	91,136	432,896
Aptevo Therapeutics, Inc. (b)	38,827	71,442
AquaBounty Technologies, Inc. (a)(b)	1,394	9,605
Ardelyx, Inc. (b)	722,501	3,757,005
Arena Pharmaceuticals, Inc. (b)	578,398	13,742,736
Argenx SE ADR	163,500	3,377,910
Array BioPharma, Inc. (b)	1,471,063	11,047,683
Ascendis Pharma A/S sponsored ADR (b)	35,700	1,006,740
Asterias Biotherapeutics, Inc. (a)(b)	115,938	411,580
Asterias Biotherapeutics, Inc. warrants 9/29/17 (b)	23,187	8,811
Atara Biotherapeutics, Inc. (a)(b)	387,885	5,915,246
aTyr Pharma, Inc. (b)	45,620	157,389
aTyr Pharma, Inc. (b)(c)	55,238	190,571
Audentes Therapeutics, Inc.	67,300	1,352,057
Axovant Sciences Ltd. (b)	322,146	7,383,586
Bellicum Pharmaceuticals, Inc. (a)(b)	726,325	7,684,519
BioCryst Pharmaceuticals, Inc. (a)(b)	821,923	4,200,027
Biogen, Inc. (b)	497,790	144,155,006
Biohaven Pharmaceutical Holding Co. Ltd.	283,800	7,310,688
BioMarin Pharmaceutical, Inc. (b)	719,890	63,155,950
BioTime, Inc. warrants 10/1/18 (b)	2	0
Bioverativ, Inc.	282,244	17,490,661
bluebird bio, Inc. (b)	62,649	5,904,668
Blueprint Medicines Corp. (b)	616,461	32,259,404
Calithera Biosciences, Inc. (b)	280,329	4,289,034
Cara Therapeutics, Inc. (a)(b)	209,237	2,937,687
Catalyst Pharmaceutical Partners, Inc. (b)	17,900	52,626
Celgene Corp. (b)	1,580,365	213,997,225
Celldex Therapeutics, Inc. (a)(b)	1,149,836	2,633,124
Chiasma, Inc. (a)(b)	341,892	470,102
Chiasma, Inc. warrants (b)	81,298	14,710
Chimerix, Inc. (b)	387,202	1,924,394
Cidara Therapeutics, Inc. (b)	34,800	243,600
Cidara Therapeutics, Inc. (b)(c)	223,967	1,567,769
Clovis Oncology, Inc. (b)	296,758	25,168,046
Corbus Pharmaceuticals Holdings, Inc. (a)(b)	193,600	1,151,920
Corvus Pharmaceuticals, Inc. (a)(b)	205,363	2,511,589
Cytokinetics, Inc. (b)	352,477	4,952,302
CytomX Therapeutics, Inc. (b)(c)	64,961	876,324
DBV Technologies SA sponsored ADR (b)	214,800	9,567,192
Dicerna Pharmaceuticals, Inc. (a)(b)	129,106	485,439
Dynavax Technologies Corp. (a)(b)	216,519	3,431,826
Eagle Pharmaceuticals, Inc. (a)(b)	67,784	3,331,584
Edge Therapeutics, Inc. (a)(b)	9,818	105,740
Editas Medicine, Inc. (a)(b)	212,057	3,588,004
Emergent BioSolutions, Inc. (b)	46,055	1,675,020
Enanta Pharmaceuticals, Inc. (b)	43,787	1,668,723
Epizyme, Inc. (a)(b)	1,354,550	15,441,870
Esperion Therapeutics, Inc. (a)(b)	274,616	12,437,359
Exact Sciences Corp. (a)(b)	376,982	14,626,902
Exelixis, Inc. (b)	1,396,949	37,871,287
Fate Therapeutics, Inc. (a)(b)	234,604	678,006
Fibrocell Science, Inc. (b)	56,867	179,131
FibroGen, Inc. (b)	441,022	15,060,901
Five Prime Therapeutics, Inc. (b)	119,400	3,359,916
Foundation Medicine, Inc. (a)(b)	11,707	413,842
Galapagos Genomics NV sponsored ADR (b)	195,329	15,499,356
Genmab A/S (b)	89,298	20,312,283
Genocea Biosciences, Inc. (b)	5,600	31,864
Genomic Health, Inc. (b)	25,120	801,328
GenSight Biologics SA	105,964	614,657
Geron Corp. (a)(b)	4,760,774	12,616,051
Global Blood Therapeutics, Inc. (a)(b)	492,167	12,845,559
Halozyme Therapeutics, Inc. (a)(b)	1,078,831	13,679,577
Heron Therapeutics, Inc. (a)(b)	475,742	7,540,511
Histogenics Corp. (b)	597,234	1,104,883
Idera Pharmaceuticals, Inc. (a)(b)	691,800	1,272,912
Ignyta, Inc. (b)	152,172	1,445,634
Immune Design Corp. (b)	69,100	849,930
ImmunoGen, Inc. (a)(b)	2,029,138	12,053,080
Immunomedics, Inc. (a)(b)	1,320,254	11,301,374
Incyte Corp. (b)	474,479	63,243,306
Insys Therapeutics, Inc. (a)(b)	57,194	655,443
Intellia Therapeutics, Inc. (a)(b)	155,992	2,626,905
Intercept Pharmaceuticals, Inc. (a)(b)	158,460	18,560,420
Intrexon Corp. (a)(b)	43,608	941,497
Ionis Pharmaceuticals, Inc. (b)	403,938	21,166,351
Iovance Biotherapeutics, Inc. (b)	248,746	1,455,164
Ironwood Pharmaceuticals, Inc. Class A (b)	1,110,821	19,717,073
Jounce Therapeutics, Inc.	431,376	5,569,064
Juno Therapeutics, Inc. (a)(b)	432,411	12,293,445
Karyopharm Therapeutics, Inc. (b)	1,149,216	9,699,383
Keryx Biopharmaceuticals, Inc. (a)(b)	397,139	2,783,944
Kite Pharma, Inc. (a)(b)	32,458	3,518,772
Kura Oncology, Inc. (b)	910,902	8,243,663
La Jolla Pharmaceutical Co. (a)(b)	348,100	10,314,203
Lexicon Pharmaceuticals, Inc. (a)(b)	574,066	9,357,276
Ligand Pharmaceuticals, Inc. Class B (a)(b)	51,612	6,240,407
Loxo Oncology, Inc. (b)	365,781	26,449,624
Macrogenics, Inc. (b)	566,002	9,350,353
MediciNova, Inc. (a)(b)	388,780	2,025,544
Merrimack Pharmaceuticals, Inc. (a)	682,403	907,596
MiMedx Group, Inc. (a)(b)	12,313	184,202
Minerva Neurosciences, Inc. (a)(b)	1,809,580	12,033,707
Miragen Therapeutics, Inc. (a)(b)	658,541	9,008,841
Mirna Therapeutics, Inc. (a)(b)	28,200	47,658
Momenta Pharmaceuticals, Inc. (b)	154,925	2,564,009
NantKwest, Inc. (a)(b)	79,353	512,620
Neurocrine Biosciences, Inc. (b)	627,228	30,125,761
NewLink Genetics Corp. (b)	115,992	837,462
Novavax, Inc. (a)(b)	1,981,516	2,060,777
Novelion Therapeutics, Inc. (b)	216,270	1,957,244
Opko Health, Inc. (a)(b)	235,712	1,520,342
Oragenics, Inc. (b)	108,608	42,368
Osiris Therapeutics, Inc. (a)(b)	7,746	53,447
OvaScience, Inc. (b)	119,045	180,948
Ovid Therapeutics, Inc.	139,500	1,142,505
Ovid Therapeutics, Inc.	114,626	844,908
Portola Pharmaceuticals, Inc. (b)	687,158	42,397,649
Progenics Pharmaceuticals, Inc. (b)	494,408	2,981,280
ProQR Therapeutics BV (b)	237,916	1,249,059
Protagonist Therapeutics, Inc.	156,623	1,909,234
Proteostasis Therapeutics, Inc. (b)	183,300	520,572
Prothena Corp. PLC (b)	140,434	8,673,204
PTC Therapeutics, Inc. (b)	235,709	4,860,320
Puma Biotechnology, Inc. (a)(b)	298,102	28,334,595
Radius Health, Inc. (a)(b)	771,729	33,979,228
Regeneron Pharmaceuticals, Inc. (b)	323,287	158,934,355
REGENXBIO, Inc. (b)	333,286	5,999,148
Regulus Therapeutics, Inc. (a)(b)	747,521	784,897
Repligen Corp. (b)	234,327	9,436,348
Retrophin, Inc. (b)	398,972	8,075,193
Sage Therapeutics, Inc. (b)	258,068	20,580,923
Sangamo Therapeutics, Inc. (b)	237,552	2,042,947
Sarepta Therapeutics, Inc. (a)(b)	229,211	8,842,960
Seattle Genetics, Inc. (b)	563,620	28,462,810
Selecta Biosciences, Inc. (a)(b)	58,800	1,001,952
Seres Therapeutics, Inc. (a)(b)	237,191	3,209,194
Seres Therapeutics, Inc. (b)(c)	352,270	4,766,213
Sienna Biopharmaceuticals, Inc.	44,731	915,196
Spark Therapeutics, Inc. (b)	314,145	22,304,295
Spectrum Pharmaceuticals, Inc. (b)	102,047	761,271
Stemline Therapeutics, Inc. (b)	506,193	4,656,976
Syndax Pharmaceuticals, Inc. (b)	273,399	3,310,862
Syros Pharmaceuticals, Inc.	152,478	3,479,548
Syros Pharmaceuticals, Inc. (c)	62,568	1,427,802
TESARO, Inc. (a)(b)	278,737	35,583,565
TG Therapeutics, Inc. (a)(b)	1,402,202	16,125,323
Threshold Pharmaceuticals, Inc. (b)	26,804	13,268
Tocagen, Inc. (a)	173,300	1,875,106
Trevena, Inc. (b)	296,455	773,748
Ultragenyx Pharmaceutical, Inc. (b)	404,027	26,795,071
United Therapeutics Corp. (b)	51,023	6,551,353
Vanda Pharmaceuticals, Inc. (b)	337,679	5,250,908
Versartis, Inc. (b)	486,316	8,996,846
Vertex Pharmaceuticals, Inc. (b)	827,328	125,604,937
Vical, Inc. (b)	61,186	159,695
Vital Therapies, Inc. (a)(b)	588,087	1,587,835
Voyager Therapeutics, Inc. (a)(b)	1,298,877	10,702,746
Xencor, Inc. (b)	415,926	9,711,872
Zafgen, Inc. (b)	1,356,174	4,583,868
Zealand Pharma A/S (a)(b)	112,234	2,233,157
		2,385,772,581
Capital Markets - 0.1%
Asset Management & Custody Banks - 0.1%
RPI International Holdings LP (b)(d)	12,210	1,653,295
Health Care Equipment & Supplies - 0.4%
Health Care Equipment - 0.4%
Bellerophon Therapeutics, Inc. (a)(b)	210,500	273,650
Novocure Ltd. (a)(b)	179,741	3,702,665
Novocure Ltd. (b)(c)	155,553	3,204,392
Vermillion, Inc. (b)	991,800	1,487,700
Zosano Pharma Corp. (a)(b)	598,503	760,099
		9,428,506
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
G1 Therapeutics, Inc.	232,700	3,311,321
Health Care Technology - 0.0%
Health Care Technology - 0.0%
NantHealth, Inc. (a)(b)	49,200	210,576
Personal Products - 0.0%
Personal Products - 0.0%
MYOS Corp. (b)	6,666	11,066
Pharmaceuticals - 7.7%
Pharmaceuticals - 7.7%
Adimab LLC (b)(d)(e)	398,401	13,649,218
Afferent Pharmaceuticals, Inc. rights 12/31/24	1,915,787	1,915,787
Aradigm Corp. (b)	545	774
Aradigm Corp. (b)	8,241	11,702
Avexis, Inc. (a)(b)	340,262	31,525,274
Axsome Therapeutics, Inc. (a)(b)	683,360	4,168,496
Cempra, Inc. (a)(b)	1,057,478	4,229,912
Corcept Therapeutics, Inc. (b)	168,373	2,099,611
Dermira, Inc. (b)	482,145	13,273,452
Dova Pharmaceuticals, Inc. (a)	325,116	6,014,646
Egalet Corp. (a)(b)	1,120,874	1,479,554
GW Pharmaceuticals PLC ADR (a)(b)	216,367	24,185,503
Horizon Pharma PLC (b)	273,056	3,271,211
Intra-Cellular Therapies, Inc. (b)	128,154	1,482,742
Jazz Pharmaceuticals PLC (b)	107,967	16,584,811
Kala Pharmaceuticals, Inc.	131,500	2,640,520
Kolltan Pharmaceuticals, Inc. rights	1,610,391	193,247
MyoKardia, Inc. (b)	229,392	3,567,046
MyoKardia, Inc. (b)(c)	484,646	7,536,245
Nektar Therapeutics (b)	17,232	376,175
NeurogesX, Inc. (b)	150,000	2
Ocular Therapeutix, Inc. (a)(b)	244,971	1,550,666
Pacira Pharmaceuticals, Inc. (b)	141,484	5,588,618
Paratek Pharmaceuticals, Inc. (a)(b)	433,460	8,430,797
Reata Pharmaceuticals, Inc. (a)(b)	169,094	4,951,072
Repros Therapeutics, Inc. (a)(b)	602,954	211,034
Stemcentrx, Inc. rights 12/31/21	208,907	614,187
Tetraphase Pharmaceuticals, Inc. (b)	349,731	2,287,241
The Medicines Company (a)(b)	392,922	15,107,851
TherapeuticsMD, Inc. (a)(b)	1,199,500	6,777,175
Theravance Biopharma, Inc. (a)(b)	258,703	8,312,127
UroGen Pharma Ltd.	166,900	3,030,904
WAVE Life Sciences (a)(b)	338,988	6,728,912
Zogenix, Inc. (a)(b)	258,311	3,099,732
		204,896,244
Software - 0.0%
Application Software - 0.0%
Precipio, Inc. (d)	450	3,690
Textiles, Apparel & Luxury Goods - 0.0%
Textiles - 0.0%
Akcea Therapeutics, Inc.	84,900	1,221,711
TOTAL COMMON STOCKS
(Cost $2,080,667,588)		2,606,508,990

Preferred Stocks - 1.6%
Convertible Preferred Stocks - 1.5%
Biotechnology - 1.3%
Biotechnology - 1.3%
23andMe, Inc. Series E (b)(d)	341,730	4,271,625
Axcella Health, Inc. Series C (b)(d)	341,857	3,445,919
Immunocore Ltd. Series A (b)(d)	17,149	5,933,092
Moderna Therapeutics, Inc.:
Series D (d)	269,180	1,940,788
Series E (d)	544,100	3,922,961
Scholar Rock LLC Series B (b)(d)	1,083,994	3,501,301
Translate Bio:
Series B (b)(d)	1,310,353	3,105,537
Series C (d)	1,010,101	2,393,939
Twist Bioscience Corp.:
Series C (b)(d)	1,866,791	4,005,573
Series D (b)(d)	453,587	973,262
		33,493,997
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
Allena Pharmaceuticals, Inc. Series C (b)(d)	1,505,538	4,064,953
Health Care Technology - 0.1%
Health Care Technology - 0.1%
Codiak Biosciences, Inc.:
Series A (b)(d)	213,402	704,227
Series B (b)(d)	693,558	2,288,741
		2,992,968
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Afferent Pharmaceuticals, Inc. Series C (b)(d)	1,915,787	919,578

TOTAL CONVERTIBLE PREFERRED STOCKS		41,471,496

Nonconvertible Preferred Stocks - 0.1%
Biotechnology - 0.1%
Biotechnology - 0.1%
Yumanity Holdings LLC Class A (b)(d)	151,084	1,689,119
TOTAL PREFERRED STOCKS
(Cost $32,910,045)		43,160,615

Money Market Funds - 12.1%
Fidelity Cash Central Fund, 1.11% (f)	14,718,741	14,721,685
Fidelity Securities Lending Cash Central Fund 1.11% (f)(g)	308,395,176	308,426,016
TOTAL MONEY MARKET FUNDS
(Cost $323,130,908)		323,147,701
TOTAL INVESTMENT PORTFOLIO - 111.5%
(Cost $2,436,708,541)		2,972,817,306
NET OTHER ASSETS (LIABILITIES) - (11.5)%		(307,433,763)
NET ASSETS - 100%		$2,665,383,543

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $19,569,316 or 0.7% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $58,466,818 or 2.2% of net assets.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$3,700,003
Adimab LLC	9/17/14 - 6/5/15	$6,416,091
Afferent Pharmaceuticals, Inc. Series C	7/1/15	$862,104
Allena Pharmaceuticals, Inc. Series C	11/25/15	$3,989,676
Axcella Health, Inc. Series C	1/30/15	$3,445,919
Codiak Biosciences, Inc. Series A	11/12/15	$213,402
Codiak Biosciences, Inc. Series B	11/12/15	$2,080,674
Immunocore Ltd. Series A	7/27/15	$3,227,085
Moderna Therapeutics, Inc. Series D	11/6/13	$1,300,630
Moderna Therapeutics, Inc. Series E	12/18/14	$2,628,996
Precipio, Inc.	2/3/12 - 7/31/17	$161,441
RPI International Holdings LP	5/21/15	$1,439,559
Scholar Rock LLC Series B	12/17/15	$3,251,982
Translate Bio Series B	7/17/15	$1,415,181
Translate Bio Series C	12/22/16	$2,000,000
Twist Bioscience Corp. Series C	5/29/15	$2,800,000
Twist Bioscience Corp. Series D	1/8/16	$973,262
Yumanity Holdings LLC Class A	2/8/16	$1,021,131

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$132,688
Fidelity Securities Lending Cash Central Fund	3,032,282
Total	$3,164,970

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,606,508,990	$2,587,623,631	$859,623	$18,025,736
Preferred Stocks	43,160,615	--	--	43,160,615
Money Market Funds	323,147,701	323,147,701	--	--
Total Investments in Securities:	$2,972,817,306	$2,910,771,332	$859,623	$61,186,351

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Preferred Stocks
Beginning Balance	$44,517,148
Total Realized Gain (Loss)	845,519
Total Unrealized Gain (Loss)	4,362,318
Cost of Purchases	5,929,626
Proceeds of Sales	(12,493,996)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$43,160,615
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$6,183,012
Common Stocks
Beginning Balance	$12,938,513
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	4,188,503
Cost of Purchases	898,720
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$18,025,736
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$4,188,503

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $294,109,200) — See accompanying schedule: Unaffiliated issuers (cost $2,113,577,633)	$2,649,669,605
Fidelity Central Funds (cost $323,130,908)	323,147,701
Total Investments (cost $2,436,708,541)		$2,972,817,306
Receivable for investments sold		9,155,855
Receivable for fund shares sold		2,923,291
Dividends receivable		41,559
Distributions receivable from Fidelity Central Funds		321,173
Other receivables		52,831
Total assets		2,985,312,015
Liabilities
Payable for investments purchased	$5,363,396
Payable for fund shares redeemed	3,674,879
Accrued management fee	1,216,893
Distribution and service plan fees payable	718,732
Other affiliated payables	480,766
Other payables and accrued expenses	73,870
Collateral on securities loaned	308,399,936
Total liabilities		319,928,472
Net Assets		$2,665,383,543
Net Assets consist of:
Paid in capital		$2,356,413,867
Accumulated net investment loss		(10,028,125)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(217,111,336)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		536,109,137
Net Assets		$2,665,383,543
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($787,802,270 ÷ 32,226,195 shares)		$24.45
Maximum offering price per share (100/94.25 of $24.45)		$25.94
Class M:
Net Asset Value and redemption price per share ($127,733,603 ÷ 5,500,929 shares)		$23.22
Maximum offering price per share (100/96.50 of $23.22)		$24.06
Class C:
Net Asset Value and offering price per share ($593,489,438 ÷ 27,961,226 shares)(a)		$21.23
Class I:
Net Asset Value, offering price and redemption price per share ($1,156,358,232 ÷ 44,816,247 shares)		$25.80

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$5,315,600
Special dividends		720,078
Income from Fidelity Central Funds (including $3,032,282 from security lending)		3,164,970
Total income		9,200,648
Expenses
Management fee	$14,088,930
Transfer agent fees	5,127,421
Distribution and service plan fees	8,876,143
Accounting and security lending fees	822,021
Custodian fees and expenses	139,205
Independent trustees' fees and expenses	57,367
Registration fees	124,893
Audit	75,018
Legal	39,703
Miscellaneous	35,877
Total expenses before reductions	29,386,578
Expense reductions	(158,792)	29,227,786
Net investment income (loss)		(20,027,138)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	492,139
Fidelity Central Funds	12,835
Foreign currency transactions	13,071
Total net realized gain (loss)		518,045
Change in net unrealized appreciation (depreciation) on:
Investment securities	341,265,655
Assets and liabilities in foreign currencies	372
Total change in net unrealized appreciation (depreciation)		341,266,027
Net gain (loss)		341,784,072
Net increase (decrease) in net assets resulting from operations		$321,756,934

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(20,027,138)	$(24,689,601)
Net realized gain (loss)	518,045	(205,980,039)
Change in net unrealized appreciation (depreciation)	341,266,027	(1,017,727,981)
Net increase (decrease) in net assets resulting from operations	321,756,934	(1,248,397,621)
Distributions to shareholders from net realized gain	–	(189,321,949)
Share transactions - net increase (decrease)	(442,352,948)	98,205,004
Redemption fees	48,144	265,724
Total increase (decrease) in net assets	(120,547,870)	(1,339,248,842)
Net Assets
Beginning of period	2,785,931,413	4,125,180,255
End of period	$2,665,383,543	$2,785,931,413
Other Information
Accumulated net investment loss end of period	$(10,028,125)	$(8,484,890)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.39	$31.43	$20.19	$17.25	$11.79
Income from Investment Operations
Net investment income (loss)A	(.15)B	(.16)	(.20)	(.13)	(.09)
Net realized and unrealized gain (loss)	3.21	(8.48)	12.04	3.12	6.24
Total from investment operations	3.06	(8.64)	11.84	2.99	6.15
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	(1.40)	(.60)	(.05)	(.69)
Total distributions	–	(1.40)	(.60)	(.05)	(.69)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$24.45	$21.39	$31.43	$20.19	$17.25
Total ReturnD,E	14.31%	(28.55)%	59.66%	17.38%	54.94%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.05%	1.05%	1.04%	1.08%	1.15%
Expenses net of fee waivers, if any	1.05%	1.05%	1.04%	1.08%	1.15%
Expenses net of all reductions	1.04%	1.04%	1.04%	1.08%	1.14%
Net investment income (loss)	(.69)%B	(.69)%	(.75)%	(.68)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$787,802	$1,080,733	$1,560,528	$602,625	$286,695
Portfolio turnover rateH	30%	29%	26%	50%	22%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.71) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$20.39	$30.06	$19.39	$16.63	$11.42
Income from Investment Operations
Net investment income (loss)A	(.21)B	(.22)	(.27)	(.19)	(.12)
Net realized and unrealized gain (loss)	3.04	(8.10)	11.54	3.00	6.02
Total from investment operations	2.83	(8.32)	11.27	2.81	5.90
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	(1.35)	(.60)	(.05)	(.69)
Total distributions	–	(1.35)	(.60)	(.05)	(.69)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$23.22	$20.39	$30.06	$19.39	$16.63
Total ReturnD,E	13.88%	(28.75)%	59.17%	16.95%	54.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.38%	1.37%	1.35%	1.41%	1.46%
Expenses net of fee waivers, if any	1.38%	1.37%	1.35%	1.41%	1.46%
Expenses net of all reductions	1.38%	1.37%	1.34%	1.40%	1.46%
Net investment income (loss)	(1.02)%B	(1.01)%	(1.05)%	(1.01)%	(.94)%
Supplemental Data
Net assets, end of period (000 omitted)	$127,734	$131,928	$196,393	$95,945	$67,887
Portfolio turnover rateH	30%	29%	26%	50%	22%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.05) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.71	$27.78	$18.04	$15.53	$10.76
Income from Investment Operations
Net investment income (loss)A	(.27)B	(.29)	(.35)	(.25)	(.17)
Net realized and unrealized gain (loss)	2.79	(7.46)	10.69	2.81	5.63
Total from investment operations	2.52	(7.75)	10.34	2.56	5.46
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	(1.32)	(.60)	(.05)	(.69)
Total distributions	–	(1.32)	(.60)	(.05)	(.69)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$21.23	$18.71	$27.78	$18.04	$15.53
Total ReturnD,E	13.47%	(29.06)%	58.43%	16.54%	53.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.79%	1.80%	1.79%	1.83%	1.88%
Expenses net of fee waivers, if any	1.79%	1.80%	1.79%	1.83%	1.88%
Expenses net of all reductions	1.79%	1.79%	1.79%	1.83%	1.87%
Net investment income (loss)	(1.43)%B	(1.44)%	(1.49)%	(1.43)%	(1.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$593,489	$665,036	$956,495	$359,967	$146,684
Portfolio turnover rateH	30%	29%	26%	50%	22%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.46) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.52	$32.95	$21.10	$17.97	$12.22
Income from Investment Operations
Net investment income (loss)A	(.10)B	(.10)	(.14)	(.08)	(.05)
Net realized and unrealized gain (loss)	3.38	(8.89)	12.60	3.26	6.49
Total from investment operations	3.28	(8.99)	12.46	3.18	6.44
Distributions from net investment income	–	–	–C	–	–
Distributions from net realized gain	–	(1.44)	(.60)	(.05)	(.69)
Total distributions	–	(1.44)	(.61)D	(.05)	(.69)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$25.80	$22.52	$32.95	$21.10	$17.97
Total ReturnE	14.56%	(28.32)%	60.00%	17.74%	55.39%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.78%	.78%	.81%	.85%
Expenses net of fee waivers, if any	.78%	.78%	.78%	.81%	.85%
Expenses net of all reductions	.77%	.78%	.77%	.80%	.84%
Net investment income (loss)	(.42)%B	(.42)%	(.48)%	(.41)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,156,358	$908,234	$1,403,666	$465,889	$177,926
Portfolio turnover rateH	30%	29%	26%	50%	22%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.44) %.

 C Amount represents less than $.005 per share.

 D Total distributions of $.61 per share is comprised of distributions from net investment income of $.003 and distributions from net realized gain of $.604 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Communications Equipment Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	8.61%	12.06%	4.07%
Class M (incl. 3.50% sales charge)	10.91%	12.29%	4.05%
Class C (incl. contingent deferred sales charge)	13.39%	12.54%	3.91%
Class I	15.55%	13.65%	4.95%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Communications Equipment Fund - Class A on July 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$14,904	Fidelity Advisor® Communications Equipment Fund - Class A
$21,073	S&P 500® Index

Fidelity Advisor® Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Colin Anderson:  For the year, the fund’s share classes (excluding sales charges, if applicable) generally returned about 15%, slightly trailing the 15.46% return of a linked index consisting of the S&P® Custom Communications Equipment Index for the first eight months of the period and the MSCI North America IMI + ADR Custom Communications Equipment 25/50 Index for the last four months of the period. The fund also lagged the S&P 500® index. Within the MSCI index, strength in communications equipment stocks was undercut this period by weak results among shares of semiconductor companies. Versus the MSCI industry index, a sizable underweighting in the fund’s core communications equipment segment dampened fund performance, as did a modest cash position. Among individual holdings, the top three relative detractors all were strong-performing index names that the fund underweighted: cloud-computing solutions provider Arista Networks, networking software and equipment maker Extreme Networks and Motorola Solutions. Conversely, non-index exposure to systems software companies, as well as makers of technology hardware, storage & peripherals, contributed. At the stock level, Brocade Communications Systems, which gained in the autumn of 2016, after chipmaker Broadcom signaled its intention to buy the company, added value. I subsequently reduced this position to roughly a market weighting to manage risk and lock in some profit. Also lifting the fund’s relative result was CommScope Holding, our largest overweighting and third-largest holding at period end. Significantly underweighting weak-performing index name ViaSat, a provider of satellite broadband, further worked in our favor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On April 1, 2017, the fund’s industry benchmark changed from the S&P® Custom Communications Equipment Index to the MSCI North America IMI + ADR Custom Communications Equipment 25/50 Index. Due to new international benchmark guidelines, S&P® Dow Jones® Indices decided to stop offering its brand on custom benchmarks, effective March 31, 2017. Fidelity believes that the new MSCI index will continue to provide shareholders with meaningful performance comparisons.

The Board of Trustees has agreed to present a proposal to shareholders to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. If the proposals are approved, expected in the fourth quarter, the changes will take place on or about January 1, 2018 (or the first day of the month following shareholder approval), and will not impact how the funds are managed.

Fidelity Advisor® Communications Equipment Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	23.3	22.8
Nokia Corp. sponsored ADR	8.5	4.4
CommScope Holding Co., Inc.	6.9	6.5
Harris Corp.	6.3	4.9
F5 Networks, Inc.	5.0	4.5
Juniper Networks, Inc.	4.8	4.3
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	4.8	5.2
Brocade Communications Systems, Inc.	2.6	2.2
Finisar Corp.	2.4	2.1
Palo Alto Networks, Inc.	2.3	2.1
	66.9

Top Industries (% of fund's net assets)

As of July 31, 2017
Communications Equipment	88.7%
Semiconductors & Semiconductor Equipment	4.1%
Electronic Equipment & Components	2.2%
Internet Software & Services	1.9%
Technology Hardware, Storage & Peripherals	0.9%
All Others*	2.2%

As of January 31, 2017
Communications Equipment	74.5%
Semiconductors & Semiconductor Equipment	18.1%
Electronic Equipment & Components	2.3%
Technology Hardware, Storage & Peripherals	2.0%
Internet Software & Services	1.8%
All Others*	1.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Communications Equipment Fund

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Communications Equipment - 88.7%
Communications Equipment - 88.7%
ADTRAN, Inc.	12,550	$294,298
Arista Networks, Inc. (a)	1,450	216,471
Arris International PLC (a)	11,363	317,709
Brocade Communications Systems, Inc.	38,175	482,150
Calix Networks, Inc. (a)	20,680	141,658
Ciena Corp. (a)	1,340	34,505
Cisco Systems, Inc.	135,564	4,263,481
CommScope Holding Co., Inc. (a)	34,240	1,259,347
Comtech Telecommunications Corp.	2,420	43,560
EchoStar Holding Corp. Class A (a)	2,200	133,606
Extreme Networks, Inc. (a)	1,040	9,142
F5 Networks, Inc. (a)	7,585	915,889
Finisar Corp. (a)	15,840	431,165
Harmonic, Inc. (a)	3,500	14,350
Harris Corp.	9,980	1,142,411
Infinera Corp. (a)(b)	12,327	144,596
InterDigital, Inc.	3,870	281,930
Juniper Networks, Inc.	31,668	885,121
Lumentum Holdings, Inc. (a)	4,520	282,952
Mitel Networks Corp. (a)	17,650	150,378
Motorola Solutions, Inc.	3,639	329,985
NETGEAR, Inc. (a)	3,210	153,759
NetScout Systems, Inc. (a)	5,620	193,890
Nokia Corp. sponsored ADR	243,930	1,558,713
Oclaro, Inc. (a)(b)	11,710	114,524
Palo Alto Networks, Inc. (a)	3,150	415,107
Plantronics, Inc.	2,630	118,823
Radware Ltd. (a)	4,580	79,326
Sandvine Corp. (U.K.)	57,800	203,059
ShoreTel, Inc. (a)	26,350	196,308
Sierra Wireless, Inc. (a)	200	5,889
Sonus Networks, Inc. (a)	18,310	125,057
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	137,740	884,291
ViaSat, Inc. (a)	520	34,367
Viavi Solutions, Inc. (a)	32,940	361,352
		16,219,169
Diversified Financial Services - 0.2%
Other Diversified Financial Services - 0.2%
Quantenna Communications, Inc.	2,100	42,441
Electronic Equipment & Components - 2.2%
Electronic Manufacturing Services - 1.2%
Fabrinet (a)	1,740	78,317
Jabil, Inc.	3,500	106,750
TE Connectivity Ltd.	440	35,372
		220,439
Technology Distributors - 1.0%
CDW Corp.	1,530	97,048
Dell Technologies, Inc. (a)	1,454	93,449
		190,497

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		410,936

Internet Software & Services - 1.9%
Internet Software & Services - 1.9%
Alphabet, Inc.:
Class A (a)	149	140,880
Class C (a)	138	128,409
LogMeIn, Inc.	400	46,580
Web.com Group, Inc. (a)	1,030	22,609
		338,478
IT Services - 0.8%
IT Consulting & Other Services - 0.8%
Cognizant Technology Solutions Corp. Class A	850	58,922
Presidio, Inc.	6,240	85,051
		143,973
Semiconductors & Semiconductor Equipment - 4.1%
Semiconductors - 4.1%
Acacia Communications, Inc. (a)(b)	2,570	112,489
Broadcom Ltd.	345	85,098
Maxim Integrated Products, Inc.	2,120	96,333
NXP Semiconductors NV (a)	90	9,930
ON Semiconductor Corp. (a)	6,570	98,222
Qualcomm, Inc.	6,461	343,661
		745,733
Software - 0.8%
Systems Software - 0.8%
Check Point Software Technologies Ltd. (a)	1,360	143,861
Technology Hardware, Storage & Peripherals - 0.9%
Technology Hardware, Storage & Peripherals - 0.9%
HP, Inc.	3,800	72,580
Samsung Electronics Co. Ltd.	43	92,532
		165,112
TOTAL COMMON STOCKS
(Cost $14,422,940)		18,209,703

Money Market Funds - 2.9%
Fidelity Cash Central Fund, 1.11% (c)	184,404	184,441
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	338,582	338,615
TOTAL MONEY MARKET FUNDS
(Cost $523,056)		523,056
TOTAL INVESTMENT PORTFOLIO - 102.5%
(Cost $14,945,996)		18,732,759
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(450,583)
NET ASSETS - 100%		$18,282,176

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,807
Fidelity Securities Lending Cash Central Fund	7,290
Total	$9,097

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.2%
Finland	8.5%
Sweden	4.8%
Canada	1.9%
United Kingdom	1.7%
Israel	1.2%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $329,539) — See accompanying schedule: Unaffiliated issuers (cost $14,422,940)	$18,209,703
Fidelity Central Funds (cost $523,056)	523,056
Total Investments (cost $14,945,996)		$18,732,759
Receivable for investments sold		206,708
Receivable for fund shares sold		6,481
Dividends receivable		493
Distributions receivable from Fidelity Central Funds		952
Receivable from investment adviser for expense reductions		11
Other receivables		457
Total assets		18,947,861
Liabilities
Payable for investments purchased	$156,687
Payable for fund shares redeemed	110,815
Accrued management fee	8,672
Distribution and service plan fees payable	5,675
Other affiliated payables	4,880
Other payables and accrued expenses	40,341
Collateral on securities loaned	338,615
Total liabilities		665,685
Net Assets		$18,282,176
Net Assets consist of:
Paid in capital		$14,281,655
Undistributed net investment income		71,090
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		142,667
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,786,764
Net Assets		$18,282,176
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($6,247,079 ÷ 456,363 shares)		$13.69
Maximum offering price per share (100/94.25 of $13.69)		$14.53
Class M:
Net Asset Value and redemption price per share ($4,235,648 ÷ 321,263 shares)		$13.18
Maximum offering price per share (100/96.50 of $13.18)		$13.66
Class C:
Net Asset Value and offering price per share ($3,066,265 ÷ 253,426 shares)(a)		$12.10
Class I:
Net Asset Value, offering price and redemption price per share ($4,733,184 ÷ 332,850 shares)		$14.22

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$344,996
Income from Fidelity Central Funds (including $7,290 from security lending)		9,097
Total income		354,093
Expenses
Management fee	$99,460
Transfer agent fees	51,070
Distribution and service plan fees	64,665
Accounting and security lending fees	7,231
Custodian fees and expenses	14,134
Independent trustees' fees and expenses	396
Registration fees	52,500
Audit	49,961
Legal	2,711
Miscellaneous	294
Total expenses before reductions	342,422
Expense reductions	(70,107)	272,315
Net investment income (loss)		81,778
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	315,914
Fidelity Central Funds	545
Foreign currency transactions	325
Total net realized gain (loss)		316,784
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,113,532
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		2,113,533
Net gain (loss)		2,430,317
Net increase (decrease) in net assets resulting from operations		$2,512,095

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$81,778	$65,928
Net realized gain (loss)	316,784	270,090
Change in net unrealized appreciation (depreciation)	2,113,533	(534,618)
Net increase (decrease) in net assets resulting from operations	2,512,095	(198,600)
Distributions to shareholders from net investment income	(70,636)	–
Distributions to shareholders from net realized gain	(269,855)	(387,325)
Total distributions	(340,491)	(387,325)
Share transactions - net increase (decrease)	4,211,380	(628,642)
Redemption fees	684	148
Total increase (decrease) in net assets	6,383,668	(1,214,419)
Net Assets
Beginning of period	11,898,508	13,112,927
End of period	$18,282,176	$11,898,508
Other Information
Undistributed net investment income end of period	$71,090	$65,927

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.09	$12.57	$11.94	$10.22	$7.71
Income from Investment Operations
Net investment income (loss)A	.07	.09	.02	.04B	.02
Net realized and unrealized gain (loss)	1.76	(.20)	.64	1.68	2.50
Total from investment operations	1.83	(.11)	.66	1.72	2.52
Distributions from net investment income	(.05)	–	(.03)	–	(.01)
Distributions from net realized gain	(.18)	(.37)	–	–	–
Total distributions	(.23)	(.37)	(.03)	–	(.01)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$13.69	$12.09	$12.57	$11.94	$10.22
Total ReturnD,E	15.24%	(.53)%	5.54%	16.83%	32.65%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.78%	2.10%	1.90%	1.96%	2.22%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.40%	1.39%	1.39%	1.37%
Net investment income (loss)	.56%	.81%	.16%	.40%B	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$6,247	$4,536	$4,806	$4,725	$3,962
Portfolio turnover rateH	71%	29%	60%	160%	33%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.65	$12.15	$11.55	$9.91	$7.49
Income from Investment Operations
Net investment income (loss)A	.04	.06	(.01)	.02B	(.01)
Net realized and unrealized gain (loss)	1.69	(.20)	.62	1.62	2.43
Total from investment operations	1.73	(.14)	.61	1.64	2.42
Distributions from net investment income	(.02)	–	(.01)	–	–
Distributions from net realized gain	(.18)	(.36)	–	–	–
Total distributions	(.20)	(.36)	(.01)	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$13.18	$11.65	$12.15	$11.55	$9.91
Total ReturnD,E	14.94%	(.83)%	5.24%	16.55%	32.31%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.11%	2.41%	2.19%	2.25%	2.52%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.65%	1.64%	1.64%	1.62%
Net investment income (loss)	.31%	.56%	(.09)%	.14%B	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$4,236	$3,674	$4,029	$3,995	$3,342
Portfolio turnover rateH	71%	29%	60%	160%	33%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.74	$11.27	$10.76	$9.28	$7.05
Income from Investment Operations
Net investment income (loss)A	(.02)	.01	(.07)	(.04)B	(.05)
Net realized and unrealized gain (loss)	1.56	(.19)	.58	1.52	2.28
Total from investment operations	1.54	(.18)	.51	1.48	2.23
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.18)	(.35)	–	–	–
Total distributions	(.18)	(.35)	–	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.10	$10.74	$11.27	$10.76	$9.28
Total ReturnD,E	14.39%	(1.29)%	4.74%	15.95%	31.63%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.55%	2.86%	2.65%	2.73%	2.98%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.15%	2.14%	2.14%	2.12%
Net investment income (loss)	(.19)%	.06%	(.59)%	(.35)%B	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,066	$2,479	$2,966	$2,744	$2,334
Portfolio turnover rateH	71%	29%	60%	160%	33%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.54	$13.01	$12.35	$10.55	$7.95
Income from Investment Operations
Net investment income (loss)A	.11	.12	.05	.08B	.04
Net realized and unrealized gain (loss)	1.83	(.20)	.67	1.72	2.58
Total from investment operations	1.94	(.08)	.72	1.80	2.62
Distributions from net investment income	(.08)	–	(.06)	–	(.02)
Distributions from net realized gain	(.18)	(.39)	–	–	–
Total distributions	(.26)	(.39)	(.06)	–	(.02)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$14.22	$12.54	$13.01	$12.35	$10.55
Total ReturnD	15.55%	(.33)%	5.83%	17.06%	32.92%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.46%	1.69%	1.57%	1.45%	1.93%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.14%	1.14%	1.14%	1.12%
Net investment income (loss)	.81%	1.06%	.41%	.65%B	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$4,733	$1,209	$1,024	$2,592	$855
Portfolio turnover rateG	71%	29%	60%	160%	33%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .39%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Consumer Discretionary Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	3.61%	13.01%	8.22%
Class M (incl. 3.50% sales charge)	5.78%	13.21%	8.19%
Class C (incl. contingent deferred sales charge)	8.08%	13.50%	8.06%
Class I	10.27%	14.69%	9.18%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Consumer Discretionary Fund - Class A on July 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,039	Fidelity Advisor® Consumer Discretionary Fund - Class A
$21,073	S&P 500® Index

Fidelity Advisor® Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Peter Dixon:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained about 10%, lagging the 14.53% result of the MSCI U.S. IMI Consumer Discretionary 25/50 Index. The fund also lagged the broad-market S&P 500®. Consumer discretionary's solid gain was helped in part by strong fundamentals in the sector. A positive surge in business and consumer sentiment following the November elections, along with a decline in unemployment claims, provided a solid backdrop for the U.S. consumer and for continued overall expansion; nevertheless, consumer spending remained anemic this period – a notable negative. Versus the benchmark, the fund's overweighting in the apparel retail group hurt most; stock selection there also proved unfavorable. Apparel retail suffered amid consumers' growing preference for online shopping, exacerbated by the June announcement from Amazon.com – the fund's largest holding and its No. 2 contributor – that it intended to buy organic grocery chain Whole Foods. A significant overweighting in L Brands (-35%) was the fund’s biggest individual detractor by far. The share price declined amid the company’s repositioning of its Victoria’s Secret brand. This overhaul included eliminating its swim and apparel lines, which hurt year-over-year sales figures. Additionally, slowing foot-traffic trends continued to negatively affect mall retailers. Another major laggard was Dollar Tree (-25%). Shares of the discount retailer were hurt by continued headwinds facing many brick-and-mortar retailers, as well as by slower-than-expected progress integrating Family Dollar, which Dollar Tree acquired in 2015. On the positive side, choices in the cable & satellite group proved a big plus. This included an overweighting in telecom Charter Communications, one of the fund’s largest holdings. Positive financial results stemming from the company's May 2016 acquisition of Time Warner Cable boosted the stock early in the period. In late July, shares jumped amid speculation that Japanese conglomerate Softbank Group would make a bid for Charter, despite Charter rejecting a merger proposal with Sprint. The stock rose about 67% for the full 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  The Board of Trustees has agreed to present a proposal to shareholders to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. If the proposals are approved, expected in the fourth quarter, the changes will take place on or about January 1, 2018 (or the first day of the month following shareholder approval), and will not impact how the funds are managed.
On August 3, 2017, Katherine Shaw became Portfolio Manager of the fund, succeeding Peter Dixon.

Fidelity Advisor® Consumer Discretionary Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Amazon.com, Inc.	16.2	14.6
The Walt Disney Co.	9.5	10.3
Home Depot, Inc.	8.9	9.5
Charter Communications, Inc. Class A	7.1	7.0
NIKE, Inc. Class B	6.4	5.8
Dollar Tree, Inc.	3.7	4.0
L Brands, Inc.	3.3	4.3
Comcast Corp. Class A	3.2	2.2
Wyndham Worldwide Corp.	3.1	0.0
Priceline Group, Inc.	3.0	0.0
	64.4

Top Industries (% of fund's net assets)

As of July 31, 2017
Internet & Direct Marketing Retail	24.7%
Media	22.2%
Specialty Retail	20.5%
Hotels, Restaurants & Leisure	13.2%
Textiles, Apparel & Luxury Goods	6.7%
All Others*	12.7%

As of January 31, 2017
Media	24.6%
Specialty Retail	20.7%
Internet & Direct Marketing Retail	16.9%
Hotels, Restaurants & Leisure	13.5%
Textiles, Apparel & Luxury Goods	8.0%
All Others*	16.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity Advisor® Consumer Discretionary Fund

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Automobiles - 0.7%
Automobile Manufacturers - 0.7%
Ferrari NV	17,500	$1,840,825
Beverages - 1.4%
Soft Drinks - 1.4%
Monster Beverage Corp. (a)	75,216	3,967,644
Hotels, Restaurants & Leisure - 13.2%
Casinos & Gaming - 3.1%
Las Vegas Sands Corp.	88,680	5,463,575
Melco Crown Entertainment Ltd. sponsored ADR	149,800	3,025,960
		8,489,535
Hotels, Resorts & Cruise Lines - 5.2%
Hilton Grand Vacations, Inc. (a)	31,300	1,150,588
Marriott International, Inc. Class A	45,475	4,738,040
Wyndham Worldwide Corp.	82,520	8,612,612
		14,501,240
Leisure Facilities - 1.2%
International Speedway Corp. Class A	21,800	780,440
Vail Resorts, Inc.	11,640	2,453,246
		3,233,686
Restaurants - 3.7%
Chipotle Mexican Grill, Inc. (a)(b)	1,300	446,901
Darden Restaurants, Inc.	11,725	983,493
Jack in the Box, Inc.	20,700	1,920,132
Papa John's International, Inc.	10,500	748,965
Starbucks Corp.	100,676	5,434,490
U.S. Foods Holding Corp. (a)	28,600	805,090
		10,339,071

TOTAL HOTELS, RESTAURANTS & LEISURE		36,563,532

Household Durables - 1.6%
Home Furnishings - 0.1%
Nien Made Enterprise Co. Ltd.	35,000	426,865
Household Appliances - 1.5%
Techtronic Industries Co. Ltd.	914,500	4,068,581

TOTAL HOUSEHOLD DURABLES		4,495,446

Household Products - 1.6%
Household Products - 1.6%
Spectrum Brands Holdings, Inc. (b)	37,658	4,347,240
Internet & Direct Marketing Retail - 24.7%
Internet & Direct Marketing Retail - 24.7%
Amazon.com, Inc. (a)	45,580	45,023,012
Boohoo.Com PLC (a)	213,800	664,317
Etsy, Inc. (a)	22,200	319,014
Liberty Interactive Corp. QVC Group Series A(a)	210,869	5,048,204
Netflix, Inc. (a)	35,500	6,448,930
Ocado Group PLC (a)(b)	541,137	2,149,782
Priceline Group, Inc. (a)	4,100	8,316,850
Zalando SE (a)	15,100	675,957
		68,646,066
Leisure Products - 2.4%
Leisure Products - 2.4%
Hasbro, Inc.	41,200	4,362,256
Mattel, Inc.	115,800	2,318,316
		6,680,572
Media - 21.8%
Advertising - 1.4%
Interpublic Group of Companies, Inc.	178,276	3,852,544
Cable & Satellite - 10.3%
Charter Communications, Inc. Class A (a)	50,294	19,710,722
Comcast Corp. Class A	224,500	9,081,025
		28,791,747
Movies & Entertainment - 10.1%
The Walt Disney Co.	239,406	26,317,902
Time Warner, Inc.	16,016	1,640,359
		27,958,261

TOTAL MEDIA		60,602,552

Multiline Retail - 4.2%
General Merchandise Stores - 4.2%
B&M European Value Retail S.A.	310,379	1,474,251
Dollar Tree, Inc. (a)	142,600	10,278,608
		11,752,859
Personal Products - 0.2%
Personal Products - 0.2%
Avon Products, Inc. (a)	140,800	512,512
Specialty Retail - 20.5%
Apparel Retail - 8.5%
Burlington Stores, Inc. (a)	8,200	713,646
Cia. Hering SA	164,300	1,132,268
L Brands, Inc.	196,400	9,110,996
Ross Stores, Inc.	80,569	4,457,077
The Children's Place Retail Stores, Inc.	10,000	1,056,500
TJX Companies, Inc.	94,211	6,623,975
Zumiez, Inc. (a)	48,734	618,922
		23,713,384
Automotive Retail - 1.8%
O'Reilly Automotive, Inc. (a)	24,462	4,997,587
Home Improvement Retail - 10.2%
Home Depot, Inc.	164,820	24,657,072
Lowe's Companies, Inc.	47,100	3,645,540
		28,302,612

TOTAL SPECIALTY RETAIL		57,013,583

Textiles, Apparel & Luxury Goods - 6.7%
Apparel, Accessories & Luxury Goods - 0.3%
G-III Apparel Group Ltd. (a)	15,500	403,465
Regina Miracle International Holdings Ltd.	481,635	424,239
		827,704
Footwear - 6.4%
NIKE, Inc. Class B	299,434	17,681,578

TOTAL TEXTILES, APPAREL & LUXURY GOODS		18,509,282

TOTAL COMMON STOCKS
(Cost $219,498,060)		274,932,113
	Principal Amount	Value

Convertible Bonds - 0.4%
Media - 0.4%
Cable & Satellite - 0.4%
DISH Network Corp. 3.375% 8/15/26 (c)
(Cost $810,000)	$810,000	1,006,425
	Shares	Value

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 1.11% (d)	2,098,474	2,098,893
Fidelity Securities Lending Cash Central Fund 1.11% (d)(e)	6,641,309	6,641,973
TOTAL MONEY MARKET FUNDS
(Cost $8,740,665)		8,740,866
TOTAL INVESTMENT PORTFOLIO - 102.5%
(Cost $229,048,725)		284,679,404
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(6,825,260)
NET ASSETS - 100%		$277,854,144

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,006,425 or 0.4% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$44,303
Fidelity Securities Lending Cash Central Fund	149,778
Total	$194,081

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$274,932,113	$274,932,113	$--	$--
Convertible Bonds	1,006,425	--	1,006,425	--
Money Market Funds	8,740,866	8,740,866	--	--
Total Investments in Securities:	$284,679,404	$283,672,979	$1,006,425	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $6,396,093) — See accompanying schedule: Unaffiliated issuers (cost $220,308,060)	$275,938,538
Fidelity Central Funds (cost $8,740,665)	8,740,866
Total Investments (cost $229,048,725)		$284,679,404
Receivable for fund shares sold		418,260
Dividends receivable		91,909
Interest receivable		12,606
Distributions receivable from Fidelity Central Funds		12,949
Other receivables		8,004
Total assets		285,223,132
Liabilities
Payable for fund shares redeemed	$414,500
Accrued management fee	128,185
Distribution and service plan fees payable	83,884
Other affiliated payables	59,416
Other payables and accrued expenses	42,477
Collateral on securities loaned	6,640,526
Total liabilities		7,368,988
Net Assets		$277,854,144
Net Assets consist of:
Paid in capital		$223,365,041
Distributions in excess of net investment income		(1)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,141,649)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		55,630,753
Net Assets		$277,854,144
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($109,303,297 ÷ 4,768,735 shares)		$22.92
Maximum offering price per share (100/94.25 of $22.92)		$24.32
Class M:
Net Asset Value and redemption price per share ($26,397,900 ÷ 1,229,359 shares)		$21.47
Maximum offering price per share (100/96.50 of $21.47)		$22.25
Class C:
Net Asset Value and offering price per share ($59,957,518 ÷ 3,199,234 shares)(a)		$18.74
Class I:
Net Asset Value, offering price and redemption price per share ($82,195,429 ÷ 3,336,279 shares)		$24.64

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$3,748,444
Interest		26,806
Income from Fidelity Central Funds (including $149,778 from security lending)		194,081
Total income		3,969,331
Expenses
Management fee	$1,582,575
Transfer agent fees	602,507
Distribution and service plan fees	1,075,276
Accounting and security lending fees	114,365
Custodian fees and expenses	17,715
Independent trustees' fees and expenses	6,517
Registration fees	75,059
Audit	62,899
Legal	5,444
Miscellaneous	6,150
Total expenses before reductions	3,548,507
Expense reductions	(2,878)	3,545,629
Net investment income (loss)		423,702
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,398,655
Fidelity Central Funds	2,659
Foreign currency transactions	(6,544)
Total net realized gain (loss)		13,394,770
Change in net unrealized appreciation (depreciation) on: Investment securities	11,644,654
Assets and liabilities in foreign currencies	5,620
Total change in net unrealized appreciation (depreciation)		11,650,274
Net gain (loss)		25,045,044
Net increase (decrease) in net assets resulting from operations		$25,468,746

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$423,702	$1,178,511
Net realized gain (loss)	13,394,770	(14,404,874)
Change in net unrealized appreciation (depreciation)	11,650,274	12,404,189
Net increase (decrease) in net assets resulting from operations	25,468,746	(822,174)
Distributions to shareholders from net investment income	(1,067,067)	(425,920)
Distributions to shareholders from net realized gain	–	(5,484,780)
Total distributions	(1,067,067)	(5,910,700)
Share transactions - net increase (decrease)	(62,438,702)	87,843,131
Redemption fees	5,343	35,244
Total increase (decrease) in net assets	(38,031,680)	81,145,501
Net Assets
Beginning of period	315,885,824	234,740,323
End of period	$277,854,144	$315,885,824
Other Information
Undistributed net investment income end of period	$–	$771,118
Distributions in excess of net investment income end of period	$(1)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$20.94	$21.51	$19.75	$19.59	$16.22
Income from Investment Operations
Net investment income (loss)A	.06	.10B	.05	(.04)	(.02)
Net realized and unrealized gain (loss)	2.01	(.21)	3.99	1.75	5.04
Total from investment operations	2.07	(.11)	4.04	1.71	5.02
Distributions from net investment income	(.09)	(.02)	–	–	–
Distributions from net realized gain	–	(.44)	(2.28)	(1.55)	(1.65)
Total distributions	(.09)	(.46)	(2.28)	(1.55)	(1.65)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$22.92	$20.94	$21.51	$19.75	$19.59
Total ReturnD,E	9.93%	(.38)%	22.26%	9.28%	33.65%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.10%	1.10%	1.15%	1.20%	1.31%
Expenses net of fee waivers, if any	1.10%	1.10%	1.15%	1.20%	1.31%
Expenses net of all reductions	1.10%	1.09%	1.14%	1.19%	1.29%
Net investment income (loss)	.26%	.49%B	.27%	(.21)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$109,303	$144,578	$115,027	$59,089	$45,292
Portfolio turnover rateH	47%	59%	71%	171%	146%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .33%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$19.66	$20.26	$18.75	$18.68	$15.57
Income from Investment Operations
Net investment income (loss)A	–B	.03C	(.01)	(.10)	(.06)
Net realized and unrealized gain (loss)	1.89	(.19)	3.77	1.67	4.81
Total from investment operations	1.89	(.16)	3.76	1.57	4.75
Distributions from net investment income	(.08)	–	–	–	–
Distributions from net realized gain	–	(.44)	(2.25)	(1.50)	(1.64)
Total distributions	(.08)	(.44)	(2.25)	(1.50)	(1.64)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$21.47	$19.66	$20.26	$18.75	$18.68
Total ReturnD,E	9.62%	(.68)%	21.92%	8.94%	33.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.39%	1.40%	1.46%	1.50%	1.60%
Expenses net of fee waivers, if any	1.39%	1.40%	1.45%	1.50%	1.60%
Expenses net of all reductions	1.39%	1.39%	1.45%	1.49%	1.58%
Net investment income (loss)	(.02)%	.19%C	(.03)%	(.51)%	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$26,398	$28,259	$25,948	$18,779	$15,613
Portfolio turnover rateH	47%	59%	71%	171%	146%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.18	$17.84	$16.79	$16.90	$14.27
Income from Investment Operations
Net investment income (loss)A	(.09)	(.04)B	(.08)	(.16)	(.12)
Net realized and unrealized gain (loss)	1.65	(.18)	3.34	1.49	4.37
Total from investment operations	1.56	(.22)	3.26	1.33	4.25
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	(.44)	(2.21)	(1.44)	(1.62)
Total distributions	–	(.44)	(2.21)	(1.44)	(1.62)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$18.74	$17.18	$17.84	$16.79	$16.90
Total ReturnD,E	9.08%	(1.11)%	21.37%	8.44%	32.68%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.85%	1.86%	1.91%	1.97%	2.04%
Expenses net of fee waivers, if any	1.85%	1.86%	1.91%	1.97%	2.04%
Expenses net of all reductions	1.85%	1.85%	1.90%	1.96%	2.02%
Net investment income (loss)	(.49)%	(.27)%B	(.49)%	(.97)%	(.83)%
Supplemental Data
Net assets, end of period (000 omitted)	$59,958	$67,306	$43,999	$20,726	$17,176
Portfolio turnover rateH	47%	59%	71%	171%	146%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.42) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.48	$23.06	$21.00	$20.72	$17.04
Income from Investment Operations
Net investment income (loss)A	.12	.16B	.12	.02	.04
Net realized and unrealized gain (loss)	2.18	(.22)	4.26	1.85	5.32
Total from investment operations	2.30	(.06)	4.38	1.87	5.36
Distributions from net investment income	(.14)	(.08)	–	–	–
Distributions from net realized gain	–	(.44)	(2.32)	(1.59)	(1.68)
Total distributions	(.14)	(.52)	(2.32)	(1.59)	(1.68)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$24.64	$22.48	$23.06	$21.00	$20.72
Total ReturnD	10.27%	(.13)%	22.60%	9.61%	34.06%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.84%	.87%	.91%	.97%
Expenses net of fee waivers, if any	.83%	.84%	.87%	.91%	.97%
Expenses net of all reductions	.83%	.83%	.87%	.91%	.96%
Net investment income (loss)	.54%	.75%B	.55%	.08%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$82,195	$75,742	$48,329	$21,708	$13,044
Portfolio turnover rateG	47%	59%	71%	171%	146%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Energy Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(6.83)%	(0.80)%	(1.46)%
Class M (incl. 3.50% sales charge)	(4.86)%	(0.57)%	(1.46)%
Class C (incl. contingent deferred sales charge)	(2.83)%	(0.34)%	(1.60)%
Class I	(0.86)%	0.66%	(0.60)%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Energy Fund - Class A on July 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$8,629	Fidelity Advisor® Energy Fund - Class A
$21,073	S&P 500® Index

Fidelity Advisor® Energy Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager John Dowd:  For the fiscal year, the fund’s share classes (excluding sales charges) returned about -1%, trailing the -0.27% return of the MSCI U.S. IMI Energy 25/50 Index. The fund also trailed the broad-based S&P 500®. Relative to the MSCI sector index, favoring U.S.-based exploration & production (E&P) companies was the primary detractor, as the fund’s holdings within this group lagged those in the index. A sizable overweighting here also detracted. Conversely, favorable security selection in the oil & gas equipment & services and integrated oil & gas industries contributed, as did an underweighting in the latter category. The biggest individual detractor was a large underweighting in integrated oil & gas company Chevron. The stock appreciated relative to many of its peers, in part because several capital-intensive projects became operational and were perceived to contribute to earnings growth going forward. In addition, overweighting poor-performing E&Ps Newfield Exploration and Continental Resources proved disappointing because investors favored other companies with less debt and stronger balance sheets. In contrast, the largest individual relative contributor was Exxon Mobil, a notable underweighting that declined. Positions in services company Baker Hughes and E&P EOG Resources – two stocks with strong returns – also provided a boost.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  The Board of Trustees has agreed to present a proposal to shareholders to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. If the proposals are approved, expected in the fourth quarter, the changes will take place on or about January 1, 2018 (or the first day of the month following shareholder approval), and will not impact how the funds are managed.

Fidelity Advisor® Energy Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
EOG Resources, Inc.	7.7	5.8
Chevron Corp.	7.4	5.9
Exxon Mobil Corp.	6.9	2.4
Pioneer Natural Resources Co.	5.9	4.1
Diamondback Energy, Inc.	4.9	3.4
Halliburton Co.	4.6	4.4
The Williams Companies, Inc.	3.2	1.3
Phillips 66 Co.	3.0	2.2
Parsley Energy, Inc. Class A	2.5	1.8
RSP Permian, Inc.	2.4	2.0
	48.5

Top Industries (% of fund's net assets)

As of July 31, 2017
Oil, Gas & Consumable Fuels	81.9%
Energy Equipment & Services	15.0%
Chemicals	1.5%
Gas Utilities	0.4%
Machinery	0.2%
All Others*	1.0%

As of January 31, 2017
Oil, Gas & Consumable Fuels	76.9%
Energy Equipment & Services	17.8%
Electric Utilities	1.0%
Independent Power and Renewable Electricity Producers	0.7%
Chemicals	0.7%
All Others*	2.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Energy Fund

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Chemicals - 1.5%
Commodity Chemicals - 1.5%
LyondellBasell Industries NV Class A	150,500	$13,558,545
Energy Equipment & Services - 15.0%
Oil & Gas Drilling - 1.6%
Nabors Industries Ltd.	273,000	2,104,830
Odfjell Drilling A/S (a)	564,256	1,528,536
Shelf Drilling Ltd. (a)	865,700	7,266,602
Trinidad Drilling Ltd. (a)	1,101,400	1,581,316
Xtreme Drilling & Coil Services Corp. (a)	1,160,402	1,861,483
		14,342,767
Oil & Gas Equipment & Services - 13.4%
Baker Hughes, a GE Co.	395,100	14,575,239
C&J Energy Services, Inc. (a)	58,500	1,891,890
Dril-Quip, Inc. (a)	162,591	7,251,559
Frank's International NV (b)	444,545	3,600,815
Halliburton Co.	973,200	41,302,608
National Oilwell Varco, Inc.	260,100	8,507,871
NCS Multistage Holdings, Inc.	128,237	2,878,921
Newpark Resources, Inc. (a)	846,000	7,064,100
Oceaneering International, Inc.	216,273	5,547,402
RigNet, Inc. (a)	178,100	3,374,995
Schlumberger Ltd.	290,018	19,895,235
Smart Sand, Inc. (b)	137,500	904,750
Tesco Corp. (a)	196,400	903,440
TETRA Technologies, Inc. (a)	510,500	1,434,505
Total Energy Services, Inc.	38,900	377,534
		119,510,864

TOTAL ENERGY EQUIPMENT & SERVICES		133,853,631

Gas Utilities - 0.4%
Gas Utilities - 0.4%
Indraprastha Gas Ltd.	198,379	3,644,573
Independent Power and Renewable Electricity Producers - 0.1%
Renewable Electricity - 0.1%
NextEra Energy Partners LP	22,500	927,450
Machinery - 0.2%
Industrial Machinery - 0.2%
ProPetro Holding Corp. (b)	149,700	1,946,100
Oil, Gas & Consumable Fuels - 81.9%
Integrated Oil & Gas - 16.9%
Chevron Corp.	608,509	66,443,098
Exxon Mobil Corp.	763,861	61,139,434
Occidental Petroleum Corp.	240,800	14,912,744
Suncor Energy, Inc.	253,900	8,282,425
		150,777,701
Oil & Gas Exploration & Production - 49.9%
Anadarko Petroleum Corp.	451,683	20,628,363
Cabot Oil & Gas Corp.	593,100	14,750,397
Callon Petroleum Co. (a)(b)	1,045,800	11,838,456
Centennial Resource Development, Inc.:
Class A	45,200	758,456
Class A (b)	334,200	5,607,876
Cimarex Energy Co.	205,447	20,345,416
Concho Resources, Inc. (a)	145,800	18,991,908
ConocoPhillips Co.	187,700	8,515,949
Continental Resources, Inc. (a)	512,000	17,116,160
Devon Energy Corp.	604,200	20,125,902
Diamondback Energy, Inc. (a)	455,300	43,654,164
Encana Corp.	1,482,100	14,919,074
EOG Resources, Inc.	721,186	68,613,633
Extraction Oil & Gas, Inc. (b)	422,098	5,141,154
Hess Corp.	126,500	5,634,310
Jagged Peak Energy, Inc. (b)	70,600	999,696
Jones Energy, Inc.	1	2
Marathon Oil Corp.	270,700	3,310,661
Matador Resources Co. (a)(b)	102,200	2,479,372
Murphy Oil Corp.	86,300	2,293,854
Newfield Exploration Co. (a)	714,600	20,530,458
Parsley Energy, Inc. Class A (a)	772,300	22,612,944
PDC Energy, Inc. (a)	202,888	9,568,198
Pioneer Natural Resources Co.	322,116	52,537,120
Range Resources Corp.	101,700	2,146,887
Resolute Energy Corp. (a)(b)	125,077	4,247,615
Ring Energy, Inc. (a)	287,932	3,760,392
RSP Permian, Inc. (a)	632,600	21,736,136
Seven Generations Energy Ltd. (a)	416,600	7,241,004
Viper Energy Partners LP	358,600	6,096,200
WPX Energy, Inc. (a)	875,300	9,435,734
		445,637,491
Oil & Gas Refining & Marketing - 7.2%
Bharat Petroleum Corp. Ltd.	429,875	3,155,743
Delek U.S. Holdings, Inc.	719,000	18,773,090
Phillips 66 Co.	319,618	26,768,008
Reliance Industries Ltd.	219,883	5,533,734
Tesoro Corp.	92,000	9,156,760
World Fuel Services Corp.	11,070	358,004
		63,745,339
Oil & Gas Storage & Transport - 7.9%
Cheniere Energy, Inc. (a)	127,400	5,758,480
Enterprise Products Partners LP	414,000	11,260,800
GasLog Partners LP	127,700	3,160,575
Gener8 Maritime, Inc. (a)	1,260,909	6,745,863
Golar LNG Ltd. (b)	205,000	4,881,050
Noble Midstream Partners LP	145,387	6,600,570
Noble Midstream Partners LP (c)	48,372	2,086,284
Teekay LNG Partners LP	64,100	1,208,285
The Williams Companies, Inc.	900,900	28,630,602
		70,332,509

TOTAL OIL, GAS & CONSUMABLE FUELS		730,493,040

TOTAL COMMON STOCKS
(Cost $849,852,979)		884,423,339

Money Market Funds - 3.1%
Fidelity Securities Lending Cash Central Fund 1.11% (d)(e)
(Cost $27,605,913)	27,604,547	27,607,307
TOTAL INVESTMENT PORTFOLIO - 102.2%
(Cost $877,458,892)		912,030,646
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(19,211,829)
NET ASSETS - 100%		$892,818,817

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,086,284 or 0.2% of net assets.

 (d) Investment made with cash collateral received from securities on loan.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Noble Midstream Partners LP	6/21/17	$1,956,647

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$57,194
Fidelity Securities Lending Cash Central Fund	331,564
Total	$388,758

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$884,423,339	$871,425,880	$5,730,857	$7,266,602
Money Market Funds	27,607,307	27,607,307	--	--
Total Investments in Securities:	$912,030,646	$899,033,187	$5,730,857	$7,266,602

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.4%
Canada	4.0%
Curacao	2.2%
Netherlands	1.9%
India	1.4%
Marshall Islands	1.3%
Others (Individually Less Than 1%)	1.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Energy Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $26,439,207) — See accompanying schedule: Unaffiliated issuers (cost $849,852,979)	$884,423,339
Fidelity Central Funds (cost $27,605,913)	27,607,307
Total Investments (cost $877,458,892)		$912,030,646
Cash		313
Foreign currency held at value (cost $136,239)		136,239
Receivable for investments sold		23,689,553
Receivable for fund shares sold		688,171
Dividends receivable		230,257
Distributions receivable from Fidelity Central Funds		17,782
Other receivables		95,709
Total assets		936,888,670
Liabilities
Payable for investments purchased	$6,693,070
Payable for fund shares redeemed	1,822,150
Accrued management fee	403,301
Distribution and service plan fees payable	283,485
Notes payable to affiliates	6,620,305
Other affiliated payables	194,907
Other payables and accrued expenses	449,102
Collateral on securities loaned	27,603,533
Total liabilities		44,069,853
Net Assets		$892,818,817
Net Assets consist of:
Paid in capital		$1,021,138,378
Undistributed net investment income		9,122,175
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(171,655,768)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		34,214,032
Net Assets		$892,818,817
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($277,378,237 ÷ 9,035,470 shares)		$30.70
Maximum offering price per share (100/94.25 of $30.70)		$32.57
Class M:
Net Asset Value and redemption price per share ($125,951,352 ÷ 4,014,588 shares)		$31.37
Maximum offering price per share (100/96.50 of $31.37)		$32.51
Class C:
Net Asset Value and offering price per share ($212,104,640 ÷ 7,532,597 shares)(a)		$28.16
Class I:
Net Asset Value, offering price and redemption price per share ($277,384,588 ÷ 8,571,546 shares)		$32.36

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$11,797,824
Special dividends		10,668,000
Income from Fidelity Central Funds (including $331,564 from security lending)		388,758
Total income		22,854,582
Expenses
Management fee	$5,614,530
Transfer agent fees	2,310,355
Distribution and service plan fees	4,186,544
Accounting and security lending fees	344,456
Custodian fees and expenses	35,753
Independent trustees' fees and expenses	23,188
Registration fees	104,898
Audit	54,588
Legal	14,979
Interest	2,104
Miscellaneous	13,069
Total expenses before reductions	12,704,464
Expense reductions	(136,375)	12,568,089
Net investment income (loss)		10,286,493
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $18,246)	14,592,411
Fidelity Central Funds	3,791
Foreign currency transactions	(36,823)
Total net realized gain (loss)		14,559,379
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred foreign taxes of $357,629)	(43,915,349)
Assets and liabilities in foreign currencies	(112)
Total change in net unrealized appreciation (depreciation)		(43,915,461)
Net gain (loss)		(29,356,082)
Net increase (decrease) in net assets resulting from operations		$(19,069,589)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,286,493	$2,929,237
Net realized gain (loss)	14,559,379	(124,793,502)
Change in net unrealized appreciation (depreciation)	(43,915,461)	145,167,487
Net increase (decrease) in net assets resulting from operations	(19,069,589)	23,303,222
Distributions to shareholders from net investment income	(574,320)	(3,958,354)
Distributions to shareholders from net realized gain	(1,566,619)	–
Total distributions	(2,140,939)	(3,958,354)
Share transactions - net increase (decrease)	(24,365,448)	161,035,631
Redemption fees	21,760	63,717
Total increase (decrease) in net assets	(45,554,216)	180,444,216
Net Assets
Beginning of period	938,373,033	757,928,817
End of period	$892,818,817	$938,373,033
Other Information
Undistributed net investment income end of period	$9,122,175	$–
Distributions in excess of net investment income end of period	$–	$(372,614)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$31.12	$30.96	$45.71	$40.59	$33.71
Income from Investment Operations
Net investment income (loss)A	.38B	.16	.28	.15	.23
Net realized and unrealized gain (loss)	(.72)	.20	(12.89)	7.06	6.81
Total from investment operations	(.34)	.36	(12.61)	7.21	7.04
Distributions from net investment income	–	(.20)	(.18)C	(.17)	(.16)
Distributions from net realized gain	(.08)	–	(1.96)C	(1.93)	–
Total distributions	(.08)	(.20)	(2.14)	(2.09)D	(.16)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$30.70	$31.12	$30.96	$45.71	$40.59
Total ReturnF,G	(1.14)%	1.25%	(28.92)%	18.46%	20.94%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.09%	1.12%	1.12%	1.12%	1.16%
Expenses net of fee waivers, if any	1.09%	1.12%	1.12%	1.12%	1.16%
Expenses net of all reductions	1.08%	1.11%	1.11%	1.12%	1.15%
Net investment income (loss)	1.15%B	.54%	.76%	.36%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$277,378	$347,885	$292,288	$369,400	$279,798
Portfolio turnover rateJ	90%	85%	61%	112%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.35 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $2.09 per share is comprised of distributions from net investment income of $.165 and distributions from net realized gain of $1.929 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$31.82	$31.63	$46.64	$41.38	$34.40
Income from Investment Operations
Net investment income (loss)A	.30B	.08	.20	.06	.15
Net realized and unrealized gain (loss)	(.75)	.22	(13.18)	7.21	6.95
Total from investment operations	(.45)	.30	(12.98)	7.27	7.10
Distributions from net investment income	–	(.11)	(.08)C	(.08)	(.12)
Distributions from net realized gain	–	–	(1.95)C	(1.93)	–
Total distributions	–	(.11)	(2.03)	(2.01)	(.12)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$31.37	$31.82	$31.63	$46.64	$41.38
Total ReturnE,F	(1.41)%	.98%	(29.09)%	18.19%	20.70%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.36%	1.38%	1.36%	1.34%	1.36%
Expenses net of fee waivers, if any	1.36%	1.38%	1.35%	1.34%	1.36%
Expenses net of all reductions	1.35%	1.37%	1.35%	1.34%	1.35%
Net investment income (loss)	.88%B	.28%	.52%	.14%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$125,951	$155,856	$164,848	$245,828	$223,248
Portfolio turnover rateI	90%	85%	61%	112%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.35 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.16) %.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$28.69	$28.58	$42.40	$37.92	$31.63
Income from Investment Operations
Net investment income (loss)A	.13B	(.05)	.01	(.15)	(.04)
Net realized and unrealized gain (loss)	(.66)	.19	(11.93)	6.57	6.38
Total from investment operations	(.53)	.14	(11.92)	6.42	6.34
Distributions from net investment income	–	(.03)	(.03)C	(.01)	(.05)
Distributions from net realized gain	–	–	(1.88)C	(1.93)	–
Total distributions	–	(.03)	(1.90)D	(1.94)	(.05)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$28.16	$28.69	$28.58	$42.40	$37.92
Total ReturnF,G	(1.85)%	.52%	(29.44)%	17.57%	20.08%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.82%	1.84%	1.85%	1.86%	1.90%
Expenses net of fee waivers, if any	1.81%	1.84%	1.85%	1.86%	1.90%
Expenses net of all reductions	1.80%	1.83%	1.85%	1.86%	1.88%
Net investment income (loss)	.42%B	(.18)%	.02%	(.38)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$212,105	$240,949	$162,322	$130,881	$99,833
Portfolio turnover rateJ	90%	85%	61%	112%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.32 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62) %.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $1.90 per share is comprised of distributions from net investment income of $.027 and distributions from net realized gain of $1.877 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$32.78	$32.62	$48.05	$42.55	$35.28
Income from Investment Operations
Net investment income (loss)A	.50B	.25	.39	.28	.35
Net realized and unrealized gain (loss)	(.75)	.20	(13.56)	7.42	7.12
Total from investment operations	(.25)	.45	(13.17)	7.70	7.47
Distributions from net investment income	(.08)	(.29)	(.30)C	(.27)	(.20)
Distributions from net realized gain	(.09)	–	(1.96)C	(1.93)	–
Total distributions	(.17)	(.29)	(2.26)	(2.20)	(.20)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$32.36	$32.78	$32.62	$48.05	$42.55
Total ReturnE	(.86)%	1.50%	(28.73)%	18.80%	21.26%
Ratios to Average Net AssetsF,G
Expenses before reductions	.81%	.85%	.85%	.85%	.88%
Expenses net of fee waivers, if any	.81%	.85%	.85%	.85%	.88%
Expenses net of all reductions	.80%	.83%	.85%	.85%	.86%
Net investment income (loss)	1.43%B	.82%	1.02%	.63%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$277,385	$193,683	$130,308	$110,795	$65,034
Portfolio turnover rateH	90%	85%	61%	112%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.36 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .39%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Financial Services Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	19.67%	13.31%	0.21%
Class M (incl. 3.50% sales charge)	22.19%	13.54%	0.19%
Class C (incl. contingent deferred sales charge)	25.06%	13.82%	0.07%
Class I	27.36%	15.04%	1.12%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Financial Services Fund - Class A on July 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$10,217	Fidelity Advisor® Financial Services Fund - Class A
$21,073	S&P 500® Index

Fidelity Advisor® Financial Services Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Christopher Lee:  For the year, the fund’s share classes (excluding sales charges) gained about 26% to 27%, lagging the 31.25% return of the MSCI U.S. IMI Financials 5% Capped Linked Index but outpacing the 16.04% advance of the broad-based S&P 500®. Security selection in both the life & health insurance and data processing & outsourced services groups detracted from the fund’s performance versus the MSCI index. Positioning in consumer finance and a small cash position also hurt. Individual disappointments included private-label credit-card issuer Synchrony Financial, an overweighting that took a hit in April as rising credit losses among low-end borrowers led to increased loan-loss provisions. Other detractors included real estate investment trust (REIT) American Tower, an operator of cellular towers. Its shares declined in the post-election shift toward more-economically sensitive stocks. Most REITs were removed from the MSCI sector index in September 2016, but we did not eliminate American Tower from the portfolio until late November. Selection in the regional banks group aided relative performance, with added gains from our positioning in the financial exchanges & data group, lack of exposure to retail REITs, and picks in investment banking & brokerage. Standouts included online broker E Trade Financial, an overweighting that posted a steep gain, thanks to turnaround efforts and higher short-term interest rates.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  The Board of Trustees has agreed to present a proposal to shareholders to eliminate each sector/industry fund’s fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. These changes will not impact how the funds are managed. Additionally, the Board has agreed to present a proposal to shareholders to reclassify Advisor Financial Services Fund as a non-diversified fund, which would allow it to focus its investments more heavily in securities of fewer issuers. If the proposals are approved, expected in the fourth quarter, the changes will take place on or about January 1, 2018 (or the first day of the month following shareholder approval).

Fidelity Advisor® Financial Services Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Capital One Financial Corp.	5.8	5.2
Citigroup, Inc.	5.7	4.9
Bank of America Corp.	5.0	4.9
Berkshire Hathaway, Inc. Class B	5.0	6.0
Huntington Bancshares, Inc.	4.9	3.2
Goldman Sachs Group, Inc.	4.6	4.7
TD Ameritrade Holding Corp.	4.1	0.4
Chubb Ltd.	3.9	2.9
The Travelers Companies, Inc.	3.7	2.8
JPMorgan Chase & Co.	3.5	3.4
	46.2

Top Industries (% of fund's net assets)

As of July 31, 2017
Banks	33.8%
Capital Markets	26.0%
Insurance	21.1%
Consumer Finance	8.6%
Diversified Financial Services	5.0%
All Others*	5.5%

As of January 31, 2017
Banks	38.0%
Insurance	21.5%
Capital Markets	17.9%
Consumer Finance	10.2%
Diversified Financial Services	6.6%
All Others*	5.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Financial Services Fund

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Banks - 33.8%
Diversified Banks - 17.3%
Allied Irish Banks PLC	39,601	$232,054
Bank of America Corp.	791,656	19,094,743
Citigroup, Inc.	318,915	21,829,732
JPMorgan Chase & Co.	142,831	13,111,886
Wells Fargo & Co.	210,778	11,369,365
		65,637,780
Regional Banks - 16.5%
Bank of the Ozarks, Inc.	100,200	4,323,630
CIT Group, Inc.	52,800	2,515,920
CoBiz, Inc.	145,091	2,553,602
East West Bancorp, Inc.	52,900	3,014,242
First Republic Bank	38,700	3,882,771
Huntington Bancshares, Inc.	1,390,400	18,422,800
PNC Financial Services Group, Inc.	100,500	12,944,400
Popular, Inc.	102,917	4,336,922
Preferred Bank, Los Angeles	14,800	831,020
Regions Financial Corp.	140,100	2,045,460
Signature Bank (a)	3,500	485,030
SunTrust Banks, Inc.	97,400	5,580,046
SVB Financial Group (a)	8,800	1,570,272
		62,506,115

TOTAL BANKS		128,143,895

Capital Markets - 26.0%
Asset Management & Custody Banks - 8.0%
Affiliated Managers Group, Inc.	31,754	5,900,846
BlackRock, Inc. Class A	18,100	7,720,193
Invesco Ltd.	166,600	5,792,682
Northern Trust Corp.	109,100	9,547,341
State Street Corp.	17,600	1,640,848
		30,601,910
Financial Exchanges & Data - 5.5%
CBOE Holdings, Inc.	104,273	9,856,927
Deutsche Borse AG	19,600	2,051,331
IntercontinentalExchange, Inc.	132,420	8,833,738
		20,741,996
Investment Banking & Brokerage - 12.5%
E*TRADE Financial Corp. (a)	299,200	12,267,200
Goldman Sachs Group, Inc.	76,640	17,269,291
Investment Technology Group, Inc.	96,775	2,135,824
TD Ameritrade Holding Corp.	343,200	15,694,536
		47,366,851

TOTAL CAPITAL MARKETS		98,710,757

Consumer Finance - 8.6%
Consumer Finance - 8.6%
Capital One Financial Corp.	254,938	21,970,558
Synchrony Financial	344,400	10,442,208
		32,412,766
Diversified Financial Services - 5.0%
Multi-Sector Holdings - 5.0%
Berkshire Hathaway, Inc. Class B (a)	108,289	18,947,326
Insurance - 21.1%
Insurance Brokers - 1.2%
Willis Group Holdings PLC	29,600	4,406,848
Life & Health Insurance - 3.2%
MetLife, Inc.	79,200	4,356,000
Torchmark Corp.	99,180	7,832,245
		12,188,245
Multi-Line Insurance - 2.7%
American International Group, Inc.	8,800	575,960
Hartford Financial Services Group, Inc.	176,300	9,696,500
		10,272,460
Property & Casualty Insurance - 12.2%
Allstate Corp.	107,890	9,817,990
Chubb Ltd.	100,527	14,723,184
FNF Group	158,350	7,736,981
The Travelers Companies, Inc.	110,200	14,115,518
		46,393,673
Reinsurance - 1.8%
Reinsurance Group of America, Inc.	49,100	6,883,820

TOTAL INSURANCE		80,145,046

IT Services - 2.8%
Data Processing & Outsourced Services - 2.8%
Visa, Inc. Class A	44,620	4,442,367
WEX, Inc. (a)	56,600	6,151,288
		10,593,655
Thrifts & Mortgage Finance - 0.6%
Thrifts & Mortgage Finance - 0.6%
MGIC Investment Corp. (a)	144,900	1,690,983
Radian Group, Inc.	42,600	742,092
		2,433,075
TOTAL COMMON STOCKS
(Cost $327,913,038)		371,386,520

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 1.11% (b)
(Cost $8,073,036)	8,071,422	8,073,036
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $335,986,074)		379,459,556
NET OTHER ASSETS (LIABILITIES) - 0.0%		(13,654)
NET ASSETS - 100%		$379,445,902

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$55,726
Fidelity Securities Lending Cash Central Fund	1,649
Total	$57,375

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $327,913,038)	$371,386,520
Fidelity Central Funds (cost $8,073,036)	8,073,036
Total Investments (cost $335,986,074)		$379,459,556
Receivable for fund shares sold		715,841
Dividends receivable		176,463
Distributions receivable from Fidelity Central Funds		7,800
Other receivables		5,369
Total assets		380,365,029
Liabilities
Payable for fund shares redeemed	$502,503
Accrued management fee	169,897
Transfer agent fee payable	64,632
Distribution and service plan fees payable	124,994
Other affiliated payables	12,149
Other payables and accrued expenses	44,952
Total liabilities		919,127
Net Assets		$379,445,902
Net Assets consist of:
Paid in capital		$359,272,488
Undistributed net investment income		357,795
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,657,742)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		43,473,361
Net Assets		$379,445,902
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($144,143,508 ÷ 7,371,933 shares)		$19.55
Maximum offering price per share (100/94.25 of $19.55)		$20.74
Class M:
Net Asset Value and redemption price per share ($45,920,482 ÷ 2,374,080 shares)		$19.34
Maximum offering price per share (100/96.50 of $19.34)		$20.04
Class C:
Net Asset Value and offering price per share ($92,593,349 ÷ 5,048,699 shares)(a)		$18.34
Class I:
Net Asset Value, offering price and redemption price per share ($96,788,563 ÷ 4,812,040 shares)		$20.11

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$4,749,387
Income from Fidelity Central Funds (including $1,649 from security lending)		57,375
Total income		4,806,762
Expenses
Management fee	$1,650,133
Transfer agent fees	672,297
Distribution and service plan fees	1,230,407
Accounting and security lending fees	117,698
Custodian fees and expenses	23,313
Independent trustees' fees and expenses	6,466
Registration fees	82,089
Audit	52,423
Legal	4,986
Miscellaneous	2,886
Total expenses before reductions	3,842,698
Expense reductions	(10,731)	3,831,967
Net investment income (loss)		974,795
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,817,920
Fidelity Central Funds	(408)
Foreign currency transactions	180
Total net realized gain (loss)		22,817,692
Change in net unrealized appreciation (depreciation) on: Investment securities	38,933,958
Assets and liabilities in foreign currencies	717
Total change in net unrealized appreciation (depreciation)		38,934,675
Net gain (loss)		61,752,367
Net increase (decrease) in net assets resulting from operations		$62,727,162

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$974,795	$1,283,134
Net realized gain (loss)	22,817,692	(1,102,596)
Change in net unrealized appreciation (depreciation)	38,934,675	(19,200,638)
Net increase (decrease) in net assets resulting from operations	62,727,162	(19,020,100)
Distributions to shareholders from net investment income	(502,160)	(957,546)
Distributions to shareholders from net realized gain	–	(189,767)
Total distributions	(502,160)	(1,147,313)
Share transactions - net increase (decrease)	122,064,772	(18,476,090)
Redemption fees	8,334	14,186
Total increase (decrease) in net assets	184,298,108	(38,629,317)
Net Assets
Beginning of period	195,147,794	233,777,111
End of period	$379,445,902	$195,147,794
Other Information
Undistributed net investment income end of period	$357,795	$–
Distributions in excess of net investment income end of period	$–	$(122,111)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.43	$16.53	$14.97	$13.41	$10.18
Income from Investment Operations
Net investment income (loss)A	.08	.11	.10	.10	.15
Net realized and unrealized gain (loss)	4.08	(1.13)	1.59B	1.55	3.18
Total from investment operations	4.16	(1.02)	1.69	1.65	3.33
Distributions from net investment income	(.04)	(.07)	(.13)	(.08)	(.10)
Distributions from net realized gain	–	(.01)	–	(.01)	–
Total distributions	(.04)	(.08)	(.13)	(.09)	(.10)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$19.55	$15.43	$16.53	$14.97	$13.41
Total ReturnD,E	26.97%	(6.15)%	11.29%B	12.39%	32.99%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.12%	1.15%	1.17%	1.22%	1.29%
Expenses net of fee waivers, if any	1.12%	1.15%	1.17%	1.22%	1.29%
Expenses net of all reductions	1.12%	1.15%	1.17%	1.22%	1.21%
Net investment income (loss)	.48%	.77%	.61%	.68%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$144,144	$97,011	$102,983	$77,674	$64,428
Portfolio turnover rateH	81%	63%	44%	49%	288%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.97%

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.29	$16.41	$14.86	$13.31	$10.11
Income from Investment Operations
Net investment income (loss)A	.04	.07	.05	.06	.12
Net realized and unrealized gain (loss)	4.03	(1.13)	1.58B	1.55	3.16
Total from investment operations	4.07	(1.06)	1.63	1.61	3.28
Distributions from net investment income	(.02)	(.05)	(.08)	(.05)	(.08)
Distributions from net realized gain	–	(.01)	–	(.01)	–
Total distributions	(.02)	(.06)	(.08)	(.06)	(.08)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$19.34	$15.29	$16.41	$14.86	$13.31
Total ReturnD,E	26.63%	(6.43)%	10.98%B	12.10%	32.66%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.40%	1.45%	1.45%	1.48%	1.55%
Expenses net of fee waivers, if any	1.40%	1.45%	1.45%	1.48%	1.55%
Expenses net of all reductions	1.40%	1.44%	1.45%	1.48%	1.47%
Net investment income (loss)	.20%	.47%	.33%	.42%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$45,920	$30,044	$34,314	$31,596	$30,576
Portfolio turnover rateH	81%	63%	44%	49%	288%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.66%

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$14.55	$15.67	$14.22	$12.75	$9.70
Income from Investment Operations
Net investment income (loss)A	(.05)	–B	(.02)	–B	.06
Net realized and unrealized gain (loss)	3.84	(1.08)	1.51C	1.48	3.03
Total from investment operations	3.79	(1.08)	1.49	1.48	3.09
Distributions from net investment income	–B	(.03)	(.04)	(.01)	(.04)
Distributions from net realized gain	–	(.01)	–	–	–
Total distributions	–B	(.04)	(.04)	(.01)	(.04)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$18.34	$14.55	$15.67	$14.22	$12.75
Total ReturnD,E	26.06%	(6.88)%	10.45%C	11.65%	31.98%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.87%	1.90%	1.90%	1.94%	2.03%
Expenses net of fee waivers, if any	1.87%	1.90%	1.90%	1.94%	2.03%
Expenses net of all reductions	1.87%	1.89%	1.90%	1.93%	1.96%
Net investment income (loss)	(.27)%	.02%	(.12)%	(.03)%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$92,593	$47,505	$50,206	$36,740	$29,897
Portfolio turnover rateH	81%	63%	44%	49%	288%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.13%

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.84	$16.94	$15.34	$13.73	$10.42
Income from Investment Operations
Net investment income (loss)A	.14	.17	.15	.15	.20
Net realized and unrealized gain (loss)	4.19	(1.17)	1.62B	1.60	3.25
Total from investment operations	4.33	(1.00)	1.77	1.75	3.45
Distributions from net investment income	(.06)	(.09)	(.17)	(.13)	(.14)
Distributions from net realized gain	–	(.01)	–	(.01)	–
Total distributions	(.06)	(.10)	(.17)	(.14)	(.14)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$20.11	$15.84	$16.94	$15.34	$13.73
Total ReturnD	27.36%	(5.89)%	11.61%B	12.85%	33.45%
Ratios to Average Net AssetsE,F
Expenses before reductions	.84%	.85%	.84%	.87%	.96%
Expenses net of fee waivers, if any	.84%	.85%	.84%	.87%	.96%
Expenses net of all reductions	.83%	.84%	.84%	.86%	.88%
Net investment income (loss)	.76%	1.07%	.94%	1.04%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$96,789	$20,588	$42,443	$16,164	$9,275
Portfolio turnover rateG	81%	63%	44%	49%	288%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 11.29%

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Health Care Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	3.17%	19.14%	12.42%
Class M (incl. 3.50% sales charge)	5.36%	19.39%	12.39%
Class C (incl. contingent deferred sales charge)	7.68%	19.67%	12.26%
Class I	9.78%	20.88%	13.39%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Health Care Fund - Class A on July 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,241	Fidelity Advisor® Health Care Fund - Class A
$21,073	S&P 500® Index

Fidelity Advisor® Health Care Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Eddie Yoon:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) performed about in line with the 9.35% result of the MSCI U.S. IMI Health Care 25/50 Index but trailed the broad-market S&P 500® index. In general, health care companies enjoyed solid balance sheets the past 12 months, and stock valuations appeared fair to modestly below average on a historical basis. Firms in the sector benefited from rising demand for the products and services they offer. However, health care stocks significantly lagged the broad market, primarily due to the roughly breakeven performance of pharmaceuticals – the MSCI sector index’s largest industry component. Pharma stocks were hampered by increasing concern about potential legislation for drug-pricing practices. Versus the MSCI sector index, the fund benefited from a combination of owning more-opportunistic stocks and avoiding some more-defensive index names. Largely avoiding pharma giant and index component Pfizer was the top individual relative contributor, as large-cap, more-defensive names tended to underperform. A large overweighting in Vertex Pharmaceuticals also notably contributed. Vertex shares shot up roughly 56% the past 12 months, with a notable surge in July following news of positive results from clinical studies of its cystic fibrosis treatments. Conversely, an out-of-index position in Teva Pharmaceuticals Industries was by far the biggest individual detractor this period. Our investments in Teva returned -39%, pressured by significant concern about the pricing environment for generic drugs and the durability of its key multiple sclerosis drug, Copaxone®. This was exacerbated by the market’s concern that Teva had overpaid to acquire the Actavis Generics business from Allergan. We sold our position in Teva from the fund in February.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  The Board of Trustees has agreed to present a proposal to shareholders to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. These changes will not impact how the funds are managed. Additionally, the Board has agreed to present a proposal to shareholders to reclassify Advisor Health Care Fund as a non-diversified fund, which would allow it to focus its investments more heavily in securities of fewer issuers. If the proposals are approved, expected in the fourth quarter, the changes will take place on or about January 1, 2018 (or the first day of the month following shareholder approval).

Fidelity Advisor® Health Care Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	9.3	7.8
Allergan PLC	7.8	6.4
UnitedHealth Group, Inc.	7.8	5.3
Boston Scientific Corp.	5.0	5.6
Becton, Dickinson & Co.	4.0	0.0
Intuitive Surgical, Inc.	3.6	2.4
Medtronic PLC	3.3	7.3
Cigna Corp.	3.3	2.1
Aetna, Inc.	2.6	0.0
Humana, Inc.	2.4	2.1
	49.1

Top Industries (% of fund's net assets)

As of July 31, 2017
Biotechnology	27.3%
Health Care Equipment & Supplies	22.9%
Health Care Providers & Services	22.0%
Pharmaceuticals	19.2%
Health Care Technology	2.9%
All Others*	5.7%

As of January 31, 2017
Biotechnology	29.0%
Health Care Equipment & Supplies	26.0%
Health Care Providers & Services	20.3%
Pharmaceuticals	16.9%
Health Care Technology	2.9%
All Others*	4.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity Advisor® Health Care Fund

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Biotechnology - 27.3%
Biotechnology - 27.3%
Ablynx NV (a)(b)	800,000	$12,122,112
AC Immune SA (a)	226,800	1,662,444
Acorda Therapeutics, Inc. (b)	550,000	11,907,500
Advanced Accelerator Applications SA sponsored ADR (b)	196,300	9,420,437
Advaxis, Inc. (a)(b)	700,000	4,529,000
Alexion Pharmaceuticals, Inc. (b)	270,000	37,081,800
Alnylam Pharmaceuticals, Inc. (b)	200,191	16,563,803
Amgen, Inc.	1,430,000	249,549,297
Amicus Therapeutics, Inc. (a)(b)	1,623,929	21,029,881
Ascendis Pharma A/S sponsored ADR (a)(b)	400,000	11,280,000
BeiGene Ltd. ADR (b)	112,359	7,920,186
Biogen, Inc. (b)	130,000	37,646,700
BioMarin Pharmaceutical, Inc. (b)	430,000	37,723,900
Bioverativ, Inc.	460,000	28,506,200
bluebird bio, Inc. (b)	76,920	7,249,710
Blueprint Medicines Corp. (b)	360,000	18,838,800
Calithera Biosciences, Inc. (b)	280,000	4,284,000
Cellectis SA sponsored ADR (b)	227,000	5,495,670
Curis, Inc. (b)	1,529,100	2,981,745
Cytokinetics, Inc. (b)	350,000	4,917,500
CytomX Therapeutics, Inc. (b)	151,100	2,038,339
Five Prime Therapeutics, Inc. (b)	146,839	4,132,049
Heron Therapeutics, Inc. (a)(b)	224,815	3,563,318
Insmed, Inc. (b)	1,000,000	16,170,000
Intercept Pharmaceuticals, Inc. (b)	70,744	8,286,245
La Jolla Pharmaceutical Co. (b)	123,381	3,655,779
Loxo Oncology, Inc. (b)	200,000	14,462,000
Neurocrine Biosciences, Inc. (b)	329,158	15,809,459
Proteostasis Therapeutics, Inc. (b)	163,800	465,192
Prothena Corp. PLC (b)	14,500	895,520
Puma Biotechnology, Inc. (a)(b)	135,000	12,831,750
Regeneron Pharmaceuticals, Inc. (b)	35,000	17,206,700
Spark Therapeutics, Inc. (b)	148,774	10,562,954
TESARO, Inc. (b)	222,100	28,353,286
Vertex Pharmaceuticals, Inc. (b)	330,000	50,100,600
Xencor, Inc. (b)	435,600	10,171,260
		729,415,136
Capital Markets - 0.3%
Asset Management & Custody Banks - 0.3%
RPI International Holdings LP (b)(c)	61,683	8,352,187
Diversified Consumer Services - 0.2%
Specialized Consumer Services - 0.2%
Carriage Services, Inc.	195,535	4,769,099
Food & Staples Retailing - 2.2%
Drug Retail - 2.2%
CVS Health Corp.	744,000	59,467,920
Health Care Equipment & Supplies - 22.2%
Health Care Equipment - 22.2%
Atricure, Inc. (b)	650,000	15,749,500
Becton, Dickinson & Co.	528,000	106,339,200
Boston Scientific Corp. (b)	4,972,000	132,354,640
DexCom, Inc. (b)	440,000	29,308,400
Fisher & Paykel Healthcare Corp.	900,000	7,414,623
Insulet Corp. (b)	550,000	27,670,500
Integra LifeSciences Holdings Corp. (b)	400,000	19,864,000
Intuitive Surgical, Inc. (b)	102,500	96,171,650
Medtronic PLC	1,060,000	89,008,200
NxStage Medical, Inc. (b)	600,000	14,130,000
Penumbra, Inc. (b)	331,900	27,099,635
Wright Medical Group NV (b)	1,120,000	29,422,400
		594,532,748
Health Care Providers & Services - 21.9%
Health Care Distributors & Services - 1.0%
Amplifon SpA	660,000	9,485,079
EBOS Group Ltd.	1,280,000	17,389,555
		26,874,634
Health Care Facilities - 1.9%
HCA Holdings, Inc. (b)	310,000	24,905,400
Universal Health Services, Inc. Class B	235,000	26,045,050
		50,950,450
Health Care Services - 2.5%
American Renal Associates Holdings, Inc. (a)(b)	500,000	8,550,000
Premier, Inc. (b)	404,300	14,110,070
Teladoc, Inc. (a)(b)	1,000,000	32,800,000
United Drug PLC (United Kingdom)	1,100,000	12,292,850
		67,752,920
Managed Health Care - 16.5%
Aetna, Inc.	450,000	69,439,500
Anthem, Inc.	60,000	11,172,600
Cigna Corp.	510,000	88,515,600
Humana, Inc.	270,000	62,424,000
UnitedHealth Group, Inc.	1,085,000	208,113,850
		439,665,550

TOTAL HEALTH CARE PROVIDERS & SERVICES		585,243,554

Health Care Technology - 2.9%
Health Care Technology - 2.9%
athenahealth, Inc. (b)	250,100	34,593,832
Castlight Health, Inc. (b)	336,800	1,448,240
Castlight Health, Inc. Class B (b)	348,500	1,498,550
Evolent Health, Inc. (a)(b)	600,000	14,820,000
HealthStream, Inc. (b)	454,175	10,727,614
Medidata Solutions, Inc. (b)	200,000	15,362,000
		78,450,236
Internet Software & Services - 0.9%
Internet Software & Services - 0.9%
Benefitfocus, Inc. (a)(b)	700,000	25,025,000
Life Sciences Tools & Services - 0.9%
Life Sciences Tools & Services - 0.9%
Agilent Technologies, Inc.	400,000	23,916,000
Pharmaceuticals - 19.2%
Pharmaceuticals - 19.2%
Aclaris Therapeutics, Inc. (b)	188,600	5,431,680
Allergan PLC	828,000	208,929,240
Avexis, Inc. (b)	19,200	1,778,880
Bristol-Myers Squibb Co.	800,000	45,520,000
Catalent, Inc. (b)	302,716	10,504,245
Dechra Pharmaceuticals PLC	800,000	18,735,480
Eisai Co. Ltd.	280,000	15,033,063
GlaxoSmithKline PLC	2,000,000	39,813,947
Jazz Pharmaceuticals PLC (b)	235,000	36,098,350
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	2,160,000	16,441,118
Merck & Co., Inc.	580,000	37,050,400
Sanofi SA	280,000	26,680,925
The Medicines Company (a)(b)	345,961	13,302,200
TherapeuticsMD, Inc. (a)(b)	2,700,000	15,255,000
Theravance Biopharma, Inc. (a)(b)	506,000	16,257,780
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	2,399,894	6,115,198
		512,947,506
Professional Services - 0.2%
Human Resource & Employment Services - 0.2%
WageWorks, Inc. (b)	84,338	5,498,838
TOTAL COMMON STOCKS
(Cost $2,061,579,117)		2,627,618,224

Preferred Stocks - 0.9%
Convertible Preferred Stocks - 0.2%
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
1Life Healthcare, Inc. Series G (b)(c)	322,145	2,483,738
Software - 0.1%
Application Software - 0.1%
Outset Medical, Inc. Series C 0.00 (c)	1,003,280	2,600,000

TOTAL CONVERTIBLE PREFERRED STOCKS		5,083,738

Nonconvertible Preferred Stocks - 0.7%
Health Care Equipment & Supplies - 0.7%
Health Care Equipment - 0.7%
Sartorius AG (non-vtg.)	190,000	17,982,514
TOTAL PREFERRED STOCKS
(Cost $19,106,276)		23,066,252

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 1.11% (d)	40,152,081	40,160,111
Fidelity Securities Lending Cash Central Fund 1.11% (d)(e)	50,261,320	50,266,346
TOTAL MONEY MARKET FUNDS
(Cost $90,422,559)		90,426,457
TOTAL INVESTMENT PORTFOLIO - 102.5%
(Cost $2,171,107,952)		2,741,110,933
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(65,606,727)
NET ASSETS - 100%		$2,675,504,206

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $13,435,925 or 0.5% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$2,121,583
Outset Medical, Inc. Series C 0.00	4/19/17	$2,600,000
RPI International Holdings LP	5/21/15 - 3/23/16	$8,207,868

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$196,077
Fidelity Securities Lending Cash Central Fund	832,832
Total	$1,028,909

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,627,618,224	$2,552,771,165	$66,494,872	$8,352,187
Preferred Stocks	23,066,252	17,982,514	--	5,083,738
Money Market Funds	90,426,457	90,426,457	--	--
Total Investments in Securities:	$2,741,110,933	$2,661,180,136	$66,494,872	$13,435,925

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.0%
Ireland	12.9%
United Kingdom	2.2%
France	1.5%
Netherlands	1.1%
Others (Individually Less Than 1%)	5.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Health Care Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $48,102,617) — See accompanying schedule: Unaffiliated issuers (cost $2,080,685,393)	$2,650,684,476
Fidelity Central Funds (cost $90,422,559)	90,426,457
Total Investments (cost $2,171,107,952)		$2,741,110,933
Receivable for investments sold		37,163,742
Receivable for fund shares sold		3,280,253
Dividends receivable		933,800
Distributions receivable from Fidelity Central Funds		66,675
Other receivables		35,429
Total assets		2,782,590,832
Liabilities
Payable for investments purchased	$49,737,440
Payable for fund shares redeemed	4,493,612
Accrued management fee	1,220,576
Distribution and service plan fees payable	819,505
Other affiliated payables	491,769
Other payables and accrued expenses	62,513
Collateral on securities loaned	50,261,211
Total liabilities		107,086,626
Net Assets		$2,675,504,206
Net Assets consist of:
Paid in capital		$2,169,772,136
Accumulated net investment loss		(17)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(64,271,860)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		570,003,947
Net Assets		$2,675,504,206
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($875,175,812 ÷ 20,910,392 shares)		$41.85
Maximum offering price per share (100/94.25 of $41.85)		$44.40
Class M:
Net Asset Value and redemption price per share ($269,331,928 ÷ 6,861,855 shares)		$39.25
Maximum offering price per share (100/96.50 of $39.25)		$40.67
Class C:
Net Asset Value and offering price per share ($619,991,278 ÷ 18,332,798 shares)(a)		$33.82
Class I:
Net Asset Value, offering price and redemption price per share ($911,005,188 ÷ 20,088,798 shares)		$45.35

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$23,031,547
Income from Fidelity Central Funds (including $832,832 from security lending)		1,028,909
Total income		24,060,456
Expenses
Management fee	$13,977,123
Transfer agent fees	5,095,026
Distribution and service plan fees	9,879,679
Accounting and security lending fees	772,657
Custodian fees and expenses	75,289
Independent trustees' fees and expenses	57,016
Registration fees	138,135
Audit	57,229
Legal	42,787
Interest	659
Miscellaneous	36,112
Total expenses before reductions	30,131,712
Expense reductions	(77,454)	30,054,258
Net investment income (loss)		(5,993,802)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,081,558
Fidelity Central Funds	(2,078)
Foreign currency transactions	(46,806)
Total net realized gain (loss)		38,032,674
Change in net unrealized appreciation (depreciation) on:
Investment securities	178,566,248
Assets and liabilities in foreign currencies	1,640
Total change in net unrealized appreciation (depreciation)		178,567,888
Net gain (loss)		216,600,562
Net increase (decrease) in net assets resulting from operations		$210,606,760

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,993,802)	$(11,497,439)
Net realized gain (loss)	38,032,674	(94,928,076)
Change in net unrealized appreciation (depreciation)	178,567,888	(255,190,600)
Net increase (decrease) in net assets resulting from operations	210,606,760	(361,616,115)
Distributions to shareholders from net realized gain	–	(200,296,642)
Share transactions - net increase (decrease)	(342,516,356)	39,266,649
Redemption fees	20,759	89,122
Total increase (decrease) in net assets	(131,888,837)	(522,556,986)
Net Assets
Beginning of period	2,807,393,043	3,329,950,029
End of period	$2,675,504,206	$2,807,393,043
Other Information
Accumulated net investment loss end of period	$(17)	$(6,590,642)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$38.23	$45.17	$37.72	$31.29	$24.35
Income from Investment Operations
Net investment income (loss)A	(.04)	(.09)	(.19)	(.18)	–B
Net realized and unrealized gain (loss)	3.66	(4.30)	12.03	10.13	9.53
Total from investment operations	3.62	(4.39)	11.84	9.95	9.53
Distributions from net realized gain	–	(2.55)	(4.39)	(3.52)	(2.59)
Total distributions	–	(2.55)	(4.39)	(3.52)	(2.59)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$41.85	$38.23	$45.17	$37.72	$31.29
Total ReturnC,D	9.47%	(9.82)%	34.07%	34.79%	42.77%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.04%	1.04%	1.04%	1.08%	1.14%
Expenses net of fee waivers, if any	1.04%	1.04%	1.04%	1.08%	1.14%
Expenses net of all reductions	1.04%	1.04%	1.04%	1.07%	1.13%
Net investment income (loss)	(.10)%	(.25)%	(.45)%	(.54)%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$875,176	$1,159,614	$1,374,654	$613,995	$365,416
Portfolio turnover rateG	64%	67%	80%	111%	92%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$35.95	$42.68	$35.87	$29.91	$23.42
Income from Investment Operations
Net investment income (loss)A	(.13)	(.18)	(.28)	(.26)	(.07)
Net realized and unrealized gain (loss)	3.43	(4.06)	11.39	9.67	9.13
Total from investment operations	3.30	(4.24)	11.11	9.41	9.06
Distributions from net realized gain	–	(2.49)	(4.30)	(3.45)	(2.57)
Total distributions	–	(2.49)	(4.30)	(3.45)	(2.57)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$39.25	$35.95	$42.68	$35.87	$29.91
Total ReturnC,D	9.18%	(10.05)%	33.69%	34.49%	42.39%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.31%	1.31%	1.31%	1.34%	1.39%
Expenses net of fee waivers, if any	1.31%	1.31%	1.31%	1.34%	1.39%
Expenses net of all reductions	1.31%	1.31%	1.30%	1.34%	1.38%
Net investment income (loss)	(.37)%	(.52)%	(.72)%	(.80)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$269,332	$293,556	$348,886	$216,973	$158,611
Portfolio turnover rateG	64%	67%	80%	111%	92%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$31.12	$37.45	$32.03	$27.11	$21.51
Income from Investment Operations
Net investment income (loss)A	(.26)	(.30)	(.41)	(.38)	(.17)
Net realized and unrealized gain (loss)	2.96	(3.57)	10.05	8.68	8.31
Total from investment operations	2.70	(3.87)	9.64	8.30	8.14
Distributions from net realized gain	–	(2.46)	(4.22)	(3.38)	(2.54)
Total distributions	–	(2.46)	(4.22)	(3.38)	(2.54)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$33.82	$31.12	$37.45	$32.03	$27.11
Total ReturnC,D	8.68%	(10.50)%	33.04%	33.83%	41.74%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.79%	1.79%	1.79%	1.83%	1.87%
Expenses net of fee waivers, if any	1.79%	1.79%	1.79%	1.83%	1.87%
Expenses net of all reductions	1.79%	1.79%	1.79%	1.82%	1.85%
Net investment income (loss)	(.85)%	(1.00)%	(1.20)%	(1.29)%	(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$619,991	$695,374	$761,070	$257,859	$125,965
Portfolio turnover rateG	64%	67%	80%	111%	92%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$41.31	$48.53	$40.22	$33.12	$25.60
Income from Investment Operations
Net investment income (loss)A	.07	–B	(.09)	(.10)	.07
Net realized and unrealized gain (loss)	3.97	(4.62)	12.88	10.80	10.07
Total from investment operations	4.04	(4.62)	12.79	10.70	10.14
Distributions from net realized gain	–	(2.60)	(4.48)	(3.60)	(2.62)
Total distributions	–	(2.60)	(4.48)	(3.60)	(2.62)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$45.35	$41.31	$48.53	$40.22	$33.12
Total ReturnC	9.78%	(9.60)%	34.40%	35.21%	43.12%
Ratios to Average Net AssetsD,E
Expenses before reductions	.78%	.78%	.79%	.81%	.87%
Expenses net of fee waivers, if any	.78%	.78%	.79%	.81%	.87%
Expenses net of all reductions	.78%	.78%	.78%	.81%	.85%
Net investment income (loss)	.16%	.01%	(.20)%	(.27)%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$911,005	$658,848	$832,415	$292,654	$74,417
Portfolio turnover rateF	64%	67%	80%	111%	92%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Industrials Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	6.14%	12.52%	7.76%
Class M (incl. 3.50% sales charge)	8.40%	12.76%	7.74%
Class C (incl. contingent deferred sales charge)	10.76%	13.00%	7.59%
Class I	12.91%	14.17%	8.70%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Industrials Fund - Class A on July 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,111	Fidelity Advisor® Industrials Fund - Class A
$21,073	S&P 500® Index

Fidelity Advisor® Industrials Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Tobias Welo:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 12% to 13%, significantly trailing the 18.82% return of the MSCI U.S. IMI Industrials 25/50 Index. The fund also lagged the broadly based S&P 500®. Although it was generally a solid period for industrials stocks, investors had to adjust their expectations, as hopes for a major increase in infrastructure spending were overshadowed by the Trump administration’s effort to repeal and replace the Affordable Care Act. Versus the MSCI sector index, stock selection in aerospace & defense and in industrial machinery hampered performance, as did positioning in construction & engineering. Aircraft manufacturer Boeing was by far the fund’s largest relative detractor, as we didn’t own this index component until the final month of the period and therefore largely missed out on its 87% gain. The firm’s free cash flow was strong, and it announced plans to make a voluntary $3.5 billion contribution to its pension fund in the third quarter of 2017. Boeing expected the contribution to nearly eliminate future mandatory pension funding through 2021. I didn’t think the story was compelling enough to carry a market weighting, but in view of the improving fundamentals, I was comfortable establishing an underweighted stake here. A sizable overweighting in multinational engineering firm Aecom also detracted, as did overweighted exposure to HD Supply Holdings, a provider of construction and industrial equipment. On the bright side, overweighting construction machinery & heavy trucks added value, along with stock picking in building products. Among individual holdings, the fund’s top relative contributor was an overweighted stake in Southwest Airlines. The stock climbed 51% this period, bolstered by the Republican presidential win and healthy demand for air travel. Heavy-equipment manufacturer Caterpillar, where we had a sizable overweighting, also lifted relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  The Board of Trustees has agreed to present a proposal to shareholders to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. If the proposals are approved, expected in the fourth quarter, the changes will take place on or about January 1, 2018 (or the first day of the month following shareholder approval), and will not impact how the funds are managed.

Fidelity Advisor® Industrials Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	6.5	10.0
United Technologies Corp.	5.6	4.6
Honeywell International, Inc.	5.3	4.7
Caterpillar, Inc.	5.2	3.7
Northrop Grumman Corp.	4.2	3.5
Union Pacific Corp.	4.1	0.0
General Dynamics Corp.	4.0	4.4
Fortive Corp.	2.8	2.0
AECOM	2.6	3.0
Allison Transmission Holdings, Inc.	2.5	2.1
	42.8

Top Industries (% of fund's net assets)

As of July 31, 2017
Aerospace & Defense	23.8%
Machinery	23.1%
Industrial Conglomerates	11.8%
Electrical Equipment	8.4%
Road & Rail	8.4%
All Others*	24.5%

As of January 31, 2017
Aerospace & Defense	20.2%
Machinery	19.1%
Industrial Conglomerates	15.9%
Road & Rail	10.3%
Electrical Equipment	7.6%
All Others*	26.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity Advisor® Industrials Fund

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Aerospace & Defense - 23.8%
Aerospace & Defense - 23.8%
Astronics Corp. (a)	84,766	$2,479,406
Astronics Corp. Class B	6,099	177,786
Axon Enterprise, Inc. (a)	170,200	4,185,218
Elbit Systems Ltd.	27,000	3,402,540
General Dynamics Corp.	166,862	32,760,016
Huntington Ingalls Industries, Inc.	26,600	5,482,526
Northrop Grumman Corp.	128,300	33,759,579
Raytheon Co.	115,600	19,856,612
Rockwell Collins, Inc.	126,700	13,497,351
Teledyne Technologies, Inc. (a)	84,865	11,570,494
The Boeing Co.	34,100	8,267,886
TransDigm Group, Inc.	45,900	12,950,226
United Technologies Corp.	387,751	45,975,636
		194,365,276
Air Freight & Logistics - 1.3%
Air Freight & Logistics - 1.3%
XPO Logistics, Inc. (a)	169,300	10,176,623
Airlines - 2.9%
Airlines - 2.9%
Allegiant Travel Co.	16,711	2,159,897
Ryanair Holdings PLC sponsored ADR (a)	33,300	3,773,889
Southwest Airlines Co.	319,900	17,757,649
		23,691,435
Building Products - 3.8%
Building Products - 3.8%
A.O. Smith Corp.	195,284	10,457,458
Fortune Brands Home & Security, Inc.	147,500	9,686,325
Masco Corp.	273,900	10,443,807
		30,587,590
Commercial Services & Supplies - 3.6%
Diversified Support Services - 2.5%
Cintas Corp.	77,800	10,491,330
KAR Auction Services, Inc.	236,500	9,942,460
		20,433,790
Environmental & Facility Services - 1.1%
Waste Connection, Inc. (United States) (a)	140,600	9,136,188

TOTAL COMMERCIAL SERVICES & SUPPLIES		29,569,978

Construction & Engineering - 4.5%
Construction & Engineering - 4.5%
AECOM (a)	674,721	21,523,600
Dycom Industries, Inc. (a)(b)	76,000	6,885,600
KBR, Inc.	552,000	8,235,840
		36,645,040
Electrical Equipment - 8.4%
Electrical Components & Equipment - 7.6%
AMETEK, Inc.	322,626	19,867,309
Eaton Corp. PLC	253,000	19,797,250
Fortive Corp.	347,866	22,520,845
		62,185,404
Heavy Electrical Equipment - 0.8%
TPI Composites, Inc.	346,791	6,533,542

TOTAL ELECTRICAL EQUIPMENT		68,718,946

Industrial Conglomerates - 11.8%
Industrial Conglomerates - 11.8%
General Electric Co.	2,074,648	53,131,735
Honeywell International, Inc.	316,533	43,086,472
		96,218,207
Machinery - 23.1%
Construction Machinery & Heavy Trucks - 11.5%
Allison Transmission Holdings, Inc.	532,600	20,132,280
Caterpillar, Inc.	375,300	42,765,435
PACCAR, Inc.	166,100	11,369,545
WABCO Holdings, Inc. (a)	89,600	12,326,272
Wabtec Corp. (b)	92,200	6,948,192
		93,541,724
Industrial Machinery - 11.6%
CIRCOR International, Inc.	19,300	966,158
Flowserve Corp.	174,400	7,173,072
Gardner Denver Holdings, Inc.	180,000	4,132,800
IDEX Corp.	99,829	11,634,072
Ingersoll-Rand PLC	190,900	16,776,292
Lincoln Electric Holdings, Inc.	62,400	5,445,024
Middleby Corp. (a)	24,000	3,136,320
Nordson Corp.	50,900	6,464,300
Parker Hannifin Corp.	55,100	9,145,498
Pentair PLC	125,418	7,910,113
Rexnord Corp. (a)	385,600	8,930,496
Snap-On, Inc.	84,100	12,968,220
		94,682,365

TOTAL MACHINERY		188,224,089

Professional Services - 2.9%
Human Resource & Employment Services - 0.7%
Robert Half International, Inc.	124,400	5,629,100
Research & Consulting Services - 2.2%
IHS Markit Ltd. (a)	333,800	15,571,770
Nielsen Holdings PLC	54,300	2,335,443
		17,907,213

TOTAL PROFESSIONAL SERVICES		23,536,313

Road & Rail - 8.4%
Railroads - 6.4%
Genesee & Wyoming, Inc. Class A (a)	12,100	788,436
Norfolk Southern Corp.	158,800	17,877,704
Union Pacific Corp.	323,300	33,286,968
		51,953,108
Trucking - 2.0%
J.B. Hunt Transport Services, Inc.	119,684	10,856,536
Old Dominion Freight Lines, Inc.	60,500	5,802,555
		16,659,091

TOTAL ROAD & RAIL		68,612,199

Trading Companies & Distributors - 3.2%
Trading Companies & Distributors - 3.2%
HD Supply Holdings, Inc. (a)	189,706	6,163,548
MSC Industrial Direct Co., Inc. Class A	127,800	9,100,638
Univar, Inc. (a)	353,800	10,981,952
		26,246,138
Water Utilities - 0.6%
Water Utilities - 0.6%
AquaVenture Holdings Ltd. (b)	325,026	5,197,166
TOTAL COMMON STOCKS
(Cost $648,713,402)		801,789,000

Money Market Funds - 4.1%
Fidelity Cash Central Fund, 1.11% (c)	20,988,595	20,992,793
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	12,421,079	12,422,321
TOTAL MONEY MARKET FUNDS
(Cost $33,415,114)		33,415,114
TOTAL INVESTMENT PORTFOLIO - 102.4%
(Cost $682,128,516)		835,204,114
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(19,514,903)
NET ASSETS - 100%		$815,689,211

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$102,630
Fidelity Securities Lending Cash Central Fund	17,361
Total	$119,991

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.9%
Ireland	5.8%
Bermuda	1.9%
Canada	1.1%
Others (Individually Less Than 1%)	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Industrials Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $12,194,442) — See accompanying schedule: Unaffiliated issuers (cost $648,713,402)	$801,789,000
Fidelity Central Funds (cost $33,415,114)	33,415,114
Total Investments (cost $682,128,516)		$835,204,114
Receivable for investments sold		11,278,979
Receivable for fund shares sold		702,626
Dividends receivable		681,588
Distributions receivable from Fidelity Central Funds		14,592
Other receivables		14,360
Total assets		847,896,259
Liabilities
Payable for investments purchased	$17,266,269
Payable for fund shares redeemed	1,725,221
Accrued management fee	374,130
Distribution and service plan fees payable	216,555
Other affiliated payables	157,534
Other payables and accrued expenses	44,979
Collateral on securities loaned	12,422,360
Total liabilities		32,207,048
Net Assets		$815,689,211
Net Assets consist of:
Paid in capital		$645,923,304
Undistributed net investment income		1,058,375
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,631,934
Net unrealized appreciation (depreciation) on investments		153,075,598
Net Assets		$815,689,211
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($309,203,905 ÷ 8,160,485 shares)		$37.89
Maximum offering price per share (100/94.25 of $37.89)		$40.20
Class M:
Net Asset Value and redemption price per share ($87,253,402 ÷ 2,355,995 shares)		$37.03
Maximum offering price per share (100/96.50 of $37.03)		$38.37
Class C:
Net Asset Value and offering price per share ($134,505,019 ÷ 3,945,072 shares)(a)		$34.09
Class I:
Net Asset Value, offering price and redemption price per share ($284,726,885 ÷ 7,153,656 shares)		$39.80

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$11,530,497
Income from Fidelity Central Funds (including $17,361 from security lending)		119,991
Total income		11,650,488
Expenses
Management fee	$4,020,927
Transfer agent fees	1,456,477
Distribution and service plan fees	2,457,856
Accounting and security lending fees	260,660
Custodian fees and expenses	24,664
Independent trustees' fees and expenses	16,100
Registration fees	113,619
Audit	50,174
Legal	9,422
Miscellaneous	8,737
Total expenses before reductions	8,418,636
Expense reductions	(40,218)	8,378,418
Net investment income (loss)		3,272,070
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,808,785
Fidelity Central Funds	1,628
Foreign currency transactions	4,743
Total net realized gain (loss)		32,815,156
Change in net unrealized appreciation (depreciation) on investment securities		43,945,008
Net gain (loss)		76,760,164
Net increase (decrease) in net assets resulting from operations		$80,032,234

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,272,070	$2,171,712
Net realized gain (loss)	32,815,156	31,562,905
Change in net unrealized appreciation (depreciation)	43,945,008	(14,538,627)
Net increase (decrease) in net assets resulting from operations	80,032,234	19,195,990
Distributions to shareholders from net investment income	(2,760,974)	(2,537,760)
Distributions to shareholders from net realized gain	(36,711,218)	(58,090,566)
Total distributions	(39,472,192)	(60,628,326)
Share transactions - net increase (decrease)	171,262,093	(131,906,280)
Redemption fees	14,879	15,383
Total increase (decrease) in net assets	211,837,014	(173,323,233)
Net Assets
Beginning of period	603,852,197	777,175,430
End of period	$815,689,211	$603,852,197
Other Information
Undistributed net investment income end of period	$1,058,375	$802,476

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$35.52	$37.06	$36.92	$34.50	$26.18
Income from Investment Operations
Net investment income (loss)A	.19	.15	.17	.13	.23
Net realized and unrealized gain (loss)	4.24	1.34	2.76	4.01	8.33
Total from investment operations	4.43	1.49	2.93	4.14	8.56
Distributions from net investment income	(.16)	(.14)	(.11)	(.15)	(.24)
Distributions from net realized gain	(1.90)	(2.89)	(2.68)	(1.58)	–
Total distributions	(2.06)	(3.03)	(2.79)	(1.72)B	(.24)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$37.89	$35.52	$37.06	$36.92	$34.50
Total ReturnD,E	12.62%	5.04%	8.17%	12.52%	32.92%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.06%	1.06%	1.06%	1.09%	1.11%
Expenses net of fee waivers, if any	1.06%	1.06%	1.06%	1.09%	1.11%
Expenses net of all reductions	1.06%	1.06%	1.06%	1.09%	1.11%
Net investment income (loss)	.53%	.45%	.46%	.37%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$309,204	$279,055	$333,405	$378,826	$271,512
Portfolio turnover rateH	57%	53%	70%	57%	78%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.72 per share is comprised of distributions from net investment income of $.146 and distributions from net realized gain of $1.577 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$34.77	$36.35	$36.29	$33.93	$25.75
Income from Investment Operations
Net investment income (loss)A	.10	.06	.07	.04	.15
Net realized and unrealized gain (loss)	4.14	1.31	2.71	3.95	8.20
Total from investment operations	4.24	1.37	2.78	3.99	8.35
Distributions from net investment income	(.08)	(.06)	(.05)	(.06)	(.17)
Distributions from net realized gain	(1.90)	(2.89)	(2.67)	(1.58)	–
Total distributions	(1.98)	(2.95)	(2.72)	(1.63)B	(.17)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$37.03	$34.77	$36.35	$36.29	$33.93
Total ReturnD,E	12.33%	4.74%	7.88%	12.27%	32.60%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.32%	1.33%	1.33%	1.33%	1.37%
Expenses net of fee waivers, if any	1.32%	1.33%	1.32%	1.33%	1.37%
Expenses net of all reductions	1.32%	1.32%	1.32%	1.33%	1.36%
Net investment income (loss)	.27%	.19%	.20%	.12%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$87,253	$79,196	$88,116	$90,509	$79,172
Portfolio turnover rateH	57%	53%	70%	57%	78%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.63 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $1.577 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$32.24	$34.02	$34.13	$32.08	$24.38
Income from Investment Operations
Net investment income (loss)A	(.08)	(.09)	(.10)	(.13)	.01
Net realized and unrealized gain (loss)	3.83	1.20	2.54	3.73	7.75
Total from investment operations	3.75	1.11	2.44	3.60	7.76
Distributions from net investment income	–	–	–	–	(.06)
Distributions from net realized gain	(1.90)	(2.89)	(2.55)	(1.55)	–
Total distributions	(1.90)	(2.89)	(2.55)	(1.55)	(.06)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$34.09	$32.24	$34.02	$34.13	$32.08
Total ReturnC,D	11.76%	4.25%	7.36%	11.71%	31.90%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.82%	1.82%	1.82%	1.83%	1.87%
Expenses net of fee waivers, if any	1.82%	1.82%	1.82%	1.83%	1.87%
Expenses net of all reductions	1.81%	1.81%	1.81%	1.83%	1.86%
Net investment income (loss)	(.23)%	(.30)%	(.30)%	(.38)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$134,505	$112,425	$141,494	$147,749	$89,893
Portfolio turnover rateG	57%	53%	70%	57%	78%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.21	$38.67	$38.42	$35.83	$27.18
Income from Investment Operations
Net investment income (loss)A	.31	.25	.28	.25	.33
Net realized and unrealized gain (loss)	4.44	1.42	2.87	4.16	8.64
Total from investment operations	4.75	1.67	3.15	4.41	8.97
Distributions from net investment income	(.25)	(.24)	(.22)	(.24)	(.32)
Distributions from net realized gain	(1.90)	(2.89)	(2.68)	(1.58)	–
Total distributions	(2.16)B	(3.13)	(2.90)	(1.82)	(.32)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$39.80	$37.21	$38.67	$38.42	$35.83
Total ReturnD	12.91%	5.33%	8.45%	12.82%	33.28%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.80%	.80%	.81%	.84%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.81%	.84%
Expenses net of all reductions	.80%	.79%	.79%	.81%	.83%
Net investment income (loss)	.79%	.72%	.72%	.64%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$284,727	$133,176	$207,462	$242,772	$84,780
Portfolio turnover rateG	57%	53%	70%	57%	78%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.16 per share is comprised of distributions from net investment income of $0.254 and distributions from net realized gain of $1.901 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Semiconductors Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	23.67%	22.05%	9.69%
Class M (incl. 3.50% sales charge)	26.14%	22.26%	9.64%
Class C (incl. contingent deferred sales charge)	29.21%	22.58%	9.50%
Class I	31.62%	23.85%	10.63%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Semiconductors Fund - Class A on July 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,216	Fidelity Advisor® Semiconductors Fund - Class A
$21,073	S&P 500® Index

Fidelity Advisor® Semiconductors Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Stephen Barwikowski:  For the year, the fund’s share classes (excluding sales charges, if applicable) generally posted a gain of roughly 31%, modestly lagging the 32.72% return of the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25/50 Index. However, the fund nearly doubled the return of the S&P 500®. I positioned the fund somewhat more defensively, which hurt fund performance as favorable cyclical market factors pushed riskier semiconductor stocks higher and stretched their valuations. A sizable underweighting in the semiconductor equipment segment hurt performance versus the MSCI industry index the most. At the stock level, underweighting index component Nvidia, a designer of graphics processors, particularly detracted, as it was one of the market’s best-performing stocks for the period. Overweighting chipmaker Qualcomm also hurt the fund, due to two lawsuits filed against the company: one by the Federal Trade Commission alleging anticompetitive behavior, and the other by Apple over patent-royalty issues. The fund’s cash position also was a drag on performance. Conversely, stock picks among semiconductor issues bolstered our relative result, as did an out-of-index allocation to electronic manufacturing services providers. Among individual holdings, an out-of-index position in Netherlands-based NXP Semiconductors added value. Shares of this leading supplier of chips for the automotive market moved sharply higher at the end of September on a buyout offer from Qualcomm.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  The Board of Trustees has agreed to present a proposal to shareholders to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. If the proposals are approved, expected in the fourth quarter, the changes will take place on or about January 1, 2018 (or the first day of the month following shareholder approval), and will not impact how the funds are managed.

Fidelity Advisor® Semiconductors Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	17.3	21.8
Qualcomm, Inc.	14.2	13.8
Broadcom Ltd.	10.6	8.0
Analog Devices, Inc.	5.4	6.3
ON Semiconductor Corp.	4.8	3.4
Micron Technology, Inc.	4.8	4.3
Maxim Integrated Products, Inc.	3.3	3.2
Semtech Corp.	2.8	1.8
Cypress Semiconductor Corp.	2.6	0.4
Marvell Technology Group Ltd.	2.4	3.5
	68.2

Top Industries (% of fund's net assets)

As of July 31, 2017
Semiconductors & Semiconductor Equipment	86.6%
Electronic Equipment & Components	4.3%
Internet Software & Services	3.2%
Technology Hardware, Storage & Peripherals	0.5%
IT Services	0.5%
All Others*	4.9%

As of January 31, 2017
Semiconductors & Semiconductor Equipment	90.1%
Electronic Equipment & Components	3.1%
Internet Software & Services	2.1%
Technology Hardware, Storage & Peripherals	0.8%
Commercial Services & Supplies	0.7%
All Others*	3.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Semiconductors Fund

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
Communications Equipment - 0.5%
Communications Equipment - 0.5%
F5 Networks, Inc. (a)	5,200	$627,900
Finisar Corp. (a)	18,400	500,848
		1,128,748
Diversified Financial Services - 0.2%
Other Diversified Financial Services - 0.2%
Quantenna Communications, Inc.	23,500	474,935
Electronic Equipment & Components - 4.3%
Electronic Manufacturing Services - 2.4%
Flextronics International Ltd. (a)	96,000	1,535,040
Jabil, Inc.	82,576	2,518,568
Park Electrochemical Corp.	13,000	244,270
Plexus Corp. (a)	20,100	1,077,561
		5,375,439
Technology Distributors - 1.9%
Avnet, Inc.	107,400	4,122,012

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		9,497,451

Internet Software & Services - 3.2%
Internet Software & Services - 3.2%
Akamai Technologies, Inc. (a)	31,300	1,475,482
Alphabet, Inc. Class A (a)	5,010	4,736,955
Nutanix, Inc. Class A (a)(b)	26,300	558,744
SecureWorks Corp. (a)	18,600	203,484
		6,974,665
IT Services - 0.5%
Data Processing & Outsourced Services - 0.2%
EVERTEC, Inc.	29,500	526,575
IT Consulting & Other Services - 0.3%
IBM Corp.	4,200	607,614

TOTAL IT SERVICES		1,134,189

Semiconductors & Semiconductor Equipment - 86.6%
Semiconductor Equipment - 1.5%
Applied Materials, Inc.	38,400	1,701,504
Lam Research Corp.	6,381	1,017,514
PDF Solutions, Inc. (a)	42,395	680,440
		3,399,458
Semiconductors - 85.1%
Acacia Communications, Inc. (a)(b)	40,600	1,777,062
Ambarella, Inc. (a)	6,600	330,330
Analog Devices, Inc.	151,370	11,959,744
Broadcom Ltd.	95,300	23,506,698
Cavium, Inc. (a)	53,925	3,340,115
Cree, Inc. (a)	169,300	4,386,563
Cypress Semiconductor Corp.	411,200	5,839,040
Diodes, Inc. (a)	24,400	647,332
Himax Technologies, Inc. sponsored ADR (b)	80,900	666,616
Inphi Corp. (a)	115,100	4,419,840
Integrated Device Technology, Inc. (a)	163,200	4,266,048
Intel Corp.	1,081,475	38,359,917
Marvell Technology Group Ltd.	348,300	5,419,548
Maxim Integrated Products, Inc.	160,122	7,275,944
Mellanox Technologies Ltd. (a)	61,800	2,901,510
Microchip Technology, Inc.	21,000	1,680,840
Micron Technology, Inc. (a)	378,912	10,655,005
Microsemi Corp. (a)	8,900	463,512
NVIDIA Corp.	23,523	3,822,723
ON Semiconductor Corp. (a)	714,800	10,686,260
Qorvo, Inc. (a)	48,868	3,350,390
Qualcomm, Inc.	594,426	31,617,519
Renesas Electronics Corp. (a)	15,600	147,022
Sanken Electric Co. Ltd.	116,000	590,285
Semtech Corp. (a)	156,122	6,182,431
Silicon Motion Technology Corp. sponsored ADR (b)	10,800	443,988
SMART Global Holdings, Inc.	43,600	788,724
Texas Instruments, Inc.	27,700	2,254,226
United Microelectronics Corp. sponsored ADR (b)	136,400	308,264
Xilinx, Inc.	10,500	664,230
		188,751,726

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		192,151,184

Technology Hardware, Storage & Peripherals - 0.5%
Technology Hardware, Storage & Peripherals - 0.5%
Lenovo Group Ltd.	996,000	617,176
Samsung Electronics Co. Ltd.	265	570,256
		1,187,432
TOTAL COMMON STOCKS
(Cost $183,673,029)		212,548,604

Money Market Funds - 5.9%
Fidelity Cash Central Fund, 1.11% (c)	9,953,111	9,955,102
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	3,266,992	3,267,318
TOTAL MONEY MARKET FUNDS
(Cost $13,221,911)		13,222,420
TOTAL INVESTMENT PORTFOLIO - 101.7%
(Cost $196,894,940)		225,771,024
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(3,867,967)
NET ASSETS - 100%		$221,903,057

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$56,024
Fidelity Securities Lending Cash Central Fund	54,968
Total	$110,992

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.1%
Singapore	11.3%
Bermuda	2.4%
Israel	1.3%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Semiconductors Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $3,169,833) — See accompanying schedule: Unaffiliated issuers (cost $183,673,029)	$212,548,604
Fidelity Central Funds (cost $13,221,911)	13,222,420
Total Investments (cost $196,894,940)		$225,771,024
Receivable for investments sold		4,905,641
Receivable for fund shares sold		446,045
Dividends receivable		37,583
Distributions receivable from Fidelity Central Funds		18,799
Other receivables		6,307
Total assets		231,185,399
Liabilities
Payable for investments purchased	$5,119,752
Payable for fund shares redeemed	640,300
Accrued management fee	100,476
Distribution and service plan fees payable	57,282
Other affiliated payables	48,079
Other payables and accrued expenses	49,543
Collateral on securities loaned	3,266,910
Total liabilities		9,282,342
Net Assets		$221,903,057
Net Assets consist of:
Paid in capital		$177,222,547
Undistributed net investment income		459,047
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,345,361
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		28,876,102
Net Assets		$221,903,057
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($72,040,204 ÷ 3,340,472 shares)		$21.57
Maximum offering price per share (100/94.25 of $21.57)		$22.89
Class M:
Net Asset Value and redemption price per share ($16,126,605 ÷ 776,346 shares)		$20.77
Maximum offering price per share (100/96.50 of $20.77)		$21.52
Class C:
Net Asset Value and offering price per share ($42,683,862 ÷ 2,234,900 shares)(a)		$19.10
Class I:
Net Asset Value, offering price and redemption price per share ($91,052,386 ÷ 4,036,538 shares)		$22.56

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$2,847,844
Income from Fidelity Central Funds (including $54,968 from security lending)		110,992
Total income		2,958,836
Expenses
Management fee	$945,874
Transfer agent fees	394,152
Distribution and service plan fees	551,179
Accounting and security lending fees	67,800
Custodian fees and expenses	54,279
Independent trustees' fees and expenses	3,620
Registration fees	68,539
Audit	49,789
Legal	2,570
Miscellaneous	1,431
Total expenses before reductions	2,139,233
Expense reductions	(17,251)	2,121,982
Net investment income (loss)		836,854
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,781,739
Fidelity Central Funds	1,717
Foreign currency transactions	(1,534)
Total net realized gain (loss)		23,781,922
Change in net unrealized appreciation (depreciation) on:
Investment securities	16,843,339
Assets and liabilities in foreign currencies	17
Total change in net unrealized appreciation (depreciation)		16,843,356
Net gain (loss)		40,625,278
Net increase (decrease) in net assets resulting from operations		$41,462,132

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$836,854	$387,499
Net realized gain (loss)	23,781,922	(4,788,377)
Change in net unrealized appreciation (depreciation)	16,843,356	18,061,121
Net increase (decrease) in net assets resulting from operations	41,462,132	13,660,243
Distributions to shareholders from net investment income	(392,430)	(300,751)
Distributions to shareholders from net realized gain	(190,781)	(8,936,630)
Total distributions	(583,211)	(9,237,381)
Share transactions - net increase (decrease)	90,258,265	(19,868,592)
Redemption fees	17,812	3,897
Total increase (decrease) in net assets	131,154,998	(15,441,833)
Net Assets
Beginning of period	90,748,059	106,189,892
End of period	$221,903,057	$90,748,059
Other Information
Undistributed net investment income end of period	$459,047	$76,634

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Semiconductors Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.50	$15.29	$13.86	$10.33	$8.45
Income from Investment Operations
Net investment income (loss)A	.11	.09	.03	(.02)	(.01)
Net realized and unrealized gain (loss)	5.03	2.67	1.48	3.55	1.89
Total from investment operations	5.14	2.76	1.51	3.53	1.88
Distributions from net investment income	(.05)	(.05)	(.01)	–	–
Distributions from net realized gain	(.02)	(1.49)	(.07)	–	–
Total distributions	(.07)	(1.55)B	(.08)	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$21.57	$16.50	$15.29	$13.86	$10.33
Total ReturnD,E	31.21%	20.46%	10.85%	34.17%	22.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.17%	1.31%	1.28%	1.84%	2.18%
Expenses net of fee waivers, if any	1.17%	1.31%	1.28%	1.40%	1.40%
Expenses net of all reductions	1.16%	1.28%	1.27%	1.39%	1.37%
Net investment income (loss)	.55%	.61%	.20%	(.16)%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$72,040	$34,066	$38,237	$16,542	$5,833
Portfolio turnover rateH	99%	185%	156%	156%	179%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.55 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $1.494 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Semiconductors Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.91	$14.81	$13.45	$10.05	$8.24
Income from Investment Operations
Net investment income (loss)A	.04	.04	(.02)	(.05)	(.03)
Net realized and unrealized gain (loss)	4.84	2.57	1.44	3.45	1.84
Total from investment operations	4.88	2.61	1.42	3.40	1.81
Distributions from net investment income	–	(.04)	–	–	–
Distributions from net realized gain	(.02)	(1.47)	(.06)	–	–
Total distributions	(.02)	(1.51)	(.06)	–	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.77	$15.91	$14.81	$13.45	$10.05
Total ReturnC,D	30.72%	20.01%	10.55%	33.83%	21.97%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.53%	1.65%	1.62%	2.19%	2.48%
Expenses net of fee waivers, if any	1.53%	1.65%	1.62%	1.65%	1.65%
Expenses net of all reductions	1.52%	1.62%	1.61%	1.64%	1.62%
Net investment income (loss)	.20%	.27%	(.14)%	(.42)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$16,127	$9,766	$10,826	$7,144	$3,756
Portfolio turnover rateG	99%	185%	156%	156%	179%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Semiconductors Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$14.69	$13.80	$12.58	$9.44	$7.78
Income from Investment Operations
Net investment income (loss)A	(.04)	(.02)	(.08)	(.10)	(.07)
Net realized and unrealized gain (loss)	4.47	2.37	1.34	3.24	1.73
Total from investment operations	4.43	2.35	1.26	3.14	1.66
Distributions from net investment income	–	(.02)	–	–	–
Distributions from net realized gain	(.02)	(1.44)	(.04)	–	–
Total distributions	(.02)	(1.46)	(.04)	–	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$19.10	$14.69	$13.80	$12.58	$9.44
Total ReturnC,D	30.21%	19.48%	10.03%	33.26%	21.34%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.95%	2.08%	2.06%	2.60%	2.93%
Expenses net of fee waivers, if any	1.95%	2.08%	2.06%	2.15%	2.15%
Expenses net of all reductions	1.94%	2.05%	2.05%	2.14%	2.12%
Net investment income (loss)	(.23)%	(.16)%	(.58)%	(.91)%	(.82)%
Supplemental Data
Net assets, end of period (000 omitted)	$42,684	$21,088	$20,864	$7,381	$3,157
Portfolio turnover rateG	99%	185%	156%	156%	179%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Semiconductors Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.24	$15.89	$14.37	$10.68	$8.72
Income from Investment Operations
Net investment income (loss)A	.17	.14	.08	.01	.02
Net realized and unrealized gain (loss)	5.26	2.79	1.53	3.68	1.94
Total from investment operations	5.43	2.93	1.61	3.69	1.96
Distributions from net investment income	(.09)	(.09)	(.02)	–	–
Distributions from net realized gain	(.02)	(1.49)	(.07)	–	–
Total distributions	(.11)	(1.58)	(.09)	–	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$22.56	$17.24	$15.89	$14.37	$10.68
Total ReturnC	31.62%	20.85%	11.17%	34.55%	22.48%
Ratios to Average Net AssetsD,E
Expenses before reductions	.88%	.98%	.98%	1.34%	1.86%
Expenses net of fee waivers, if any	.88%	.98%	.98%	1.15%	1.15%
Expenses net of all reductions	.87%	.95%	.96%	1.14%	1.12%
Net investment income (loss)	.84%	.94%	.51%	.10%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$91,052	$25,827	$35,943	$25,050	$2,874
Portfolio turnover rateF	99%	185%	156%	156%	179%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Technology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	31.81%	17.94%	10.86%
Class M (incl. 3.50% sales charge)	34.62%	18.19%	10.84%
Class C (incl. contingent deferred sales charge)	37.79%	18.46%	10.69%
Class I	40.26%	19.72%	11.85%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Technology Fund - Class A on July 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$28,033	Fidelity Advisor® Technology Fund - Class A
$21,073	S&P 500® Index

Fidelity Advisor® Technology Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Charlie Chai:  For the fiscal year, the fund’s shares classes (excluding sales charges, if applicable) gained about 40%, well ahead of the 28.93% return of the MSCI U.S. IMI Information Technology 25/50 Index, and more than double the result of the S&P 500®. Information technology was the second-best performer among the 11 S&P 500 sectors. Versus the MSCI sector index, stock selection in semiconductors and positioning in semiconductor equipment were especially helpful. Non-index exposure to internet & direct marketing retail and to education services also contributed, as did positioning in the IT consulting & other services group. At the stock level, avoiding two weak-performing index components aided relative performance: IBM – the fund’s top relative contributor – and Intel. In the second quarter of 2017, all five of IBM’s primary business segments reported declining sales. Elsewhere, a sizable overweighting in Autodesk was timely. The firm makes design software for engineering and architectural firms. One standout in the semiconductor segment was a non-index stake in GlobalWafers, a Taiwan-based firm specializing in silicon-wafer manufacturing. I bought the stock in August 2016. Conversely, out-of-index exposure to health care technology modestly detracted, as did underweighting the strong-performing technology hardware, storage & peripherals segment. Among individual holdings, smartphone maker Apple was the fund’s largest relative detractor, despite being our top absolute contributor. I preferred to play the forthcoming release of the company’s latest iPhone® device primarily through certain Apple suppliers and so maintained underweighted exposure to Apple itself. Two out-of-index positions – in DeNA, a Japan-based provider of online gaming and e-commerce services, and in China-based online advertising provider 58.com – also detracted. DeNA was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  The Board of Trustees has agreed to present a proposal to shareholders to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. If the proposals are approved, expected in the fourth quarter, the changes will take place on or about January 1, 2018 (or the first day of the month following shareholder approval), and will not impact how the funds are managed.

Fidelity Advisor® Technology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	9.7	9.3
Facebook, Inc. Class A	7.1	4.6
Alphabet, Inc. Class C	5.1	5.6
Alphabet, Inc. Class A	5.1	5.5
Tesla, Inc.	4.8	3.5
Microsoft Corp.	4.6	4.4
Autodesk, Inc.	3.5	3.5
Alibaba Group Holding Ltd. sponsored ADR	2.7	0.0
Trimble, Inc.	2.1	2.4
GlobalWafers Co. Ltd.	1.7	0.9
	46.4

Top Industries (% of fund's net assets)

As of July 31, 2017
Internet Software & Services	28.2%
Software	18.9%
Semiconductors & Semiconductor Equipment	17.1%
Technology Hardware, Storage & Peripherals	9.7%
Electronic Equipment & Components	7.1%
All Others*	19.0%

As of January 31, 2017
Internet Software & Services	22.7%
Semiconductors & Semiconductor Equipment	18.8%
Software	17.2%
Technology Hardware, Storage & Peripherals	9.8%
Electronic Equipment & Components	8.9%
All Others*	22.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity Advisor® Technology Fund

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Automobiles - 4.8%
Automobile Manufacturers - 4.8%
Tesla, Inc. (a)(b)	228,309	$73,851,112
Biotechnology - 0.2%
Biotechnology - 0.2%
BeiGene Ltd. ADR (b)	38,700	2,727,963
Chemicals - 0.7%
Industrial Gases - 0.1%
SK Materials Co., Ltd.	12,580	2,073,574
Specialty Chemicals - 0.6%
Duk San Neolux Co. Ltd.	239,698	5,265,101
Soulbrain Co. Ltd.	54,828	3,353,514
		8,618,615

TOTAL CHEMICALS		10,692,189

Diversified Consumer Services - 1.6%
Education Services - 1.6%
China Online Education Group sponsored ADR (a)(b)	2,563	47,134
New Oriental Education & Technology Group, Inc. sponsored ADR	139,300	11,096,638
TAL Education Group ADR	90,407	14,173,105
		25,316,877
Diversified Financial Services - 0.1%
Other Diversified Financial Services - 0.1%
GDS Holdings Ltd. ADR	239,500	2,241,720
Electrical Equipment - 0.2%
Electrical Components & Equipment - 0.2%
Rockwell Automation, Inc.	19,900	3,284,097
Electronic Equipment & Components - 7.1%
Electronic Components - 2.1%
Genius Electronic Optical Co. Ltd. (b)	131,000	1,500,141
Largan Precision Co. Ltd.	36,000	6,565,060
Ledlink Optics, Inc.	608,609	854,061
Lens Technology Co. Ltd. Class A	1,002,737	4,515,376
Sunny Optical Technology Group Co. Ltd.	1,275,100	15,182,094
Universal Display Corp.	27,512	3,317,947
		31,934,679
Electronic Equipment & Instruments - 4.6%
Anritsu Corp.	199,200	1,609,934
Chroma ATE, Inc.	3,026,173	9,564,928
Cognex Corp.	62,700	5,960,262
Hexagon AB (B Shares)	181,500	8,969,568
National Instruments Corp.	90,400	3,719,056
Topcon Corp.	552,600	9,473,573
Trimble, Inc. (b)	872,196	32,646,296
		71,943,617
Technology Distributors - 0.4%
Dell Technologies, Inc. (b)	85,760	5,511,795

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		109,390,091

Health Care Technology - 0.4%
Health Care Technology - 0.4%
athenahealth, Inc. (b)	48,994	6,776,850
Household Durables - 1.2%
Consumer Electronics - 1.2%
Sony Corp.	217,700	8,944,055
Sony Corp. sponsored ADR (a)	216,500	8,891,655
		17,835,710
Internet & Direct Marketing Retail - 1.7%
Internet & Direct Marketing Retail - 1.7%
Amazon.com, Inc. (b)	14,500	14,322,810
Cogobuy Group (b)	150,000	89,491
JD.com, Inc. sponsored ADR (b)	274,900	12,417,233
		26,829,534
Internet Software & Services - 27.5%
Internet Software & Services - 27.5%
58.com, Inc. ADR (b)	266,881	13,624,275
Akamai Technologies, Inc. (b)	187,000	8,815,180
Alibaba Group Holding Ltd. sponsored ADR (b)	275,800	42,735,210
Alphabet, Inc.:
Class A (b)	83,487	78,936,959
Class C (b)	85,655	79,701,978
Altaba, Inc. (b)	212,500	12,410,000
Benefitfocus, Inc. (b)	23,689	846,882
CoStar Group, Inc. (b)	48,400	13,336,620
Endurance International Group Holdings, Inc. (b)	457,000	4,227,250
Envestnet, Inc. (b)	145	5,662
Facebook, Inc. Class A (b)	651,711	110,302,087
GoDaddy, Inc. (b)	90,200	3,876,796
Hortonworks, Inc. (b)	144,800	1,940,320
LogMeIn, Inc.	142,333	16,574,678
NetEase, Inc. ADR	24,400	7,595,232
New Relic, Inc. (b)	89,000	4,179,440
Nutanix, Inc. Class B (c)	39,963	849,014
Pandora Media, Inc. (a)(b)	93,000	832,350
Shopify, Inc. (b)	1,600	147,792
Shopify, Inc. Class A (b)	22,800	2,101,056
SMS Co., Ltd.	312,400	9,889,573
Tencent Holdings Ltd.	214,700	8,569,532
Twilio, Inc. Class A (b)	4,000	116,680
Xunlei Ltd. sponsored ADR (b)	420,444	1,370,647
Yandex NV Series A (b)	154,800	4,486,104
		427,471,317
IT Services - 4.2%
Data Processing & Outsourced Services - 2.2%
Fidelity National Information Services, Inc.	18,295	1,668,870
Fiserv, Inc. (b)	55,100	7,080,350
FleetCor Technologies, Inc. (b)	62,200	9,458,132
Global Payments, Inc.	68,300	6,445,471
Paysafe Group PLC (b)	984,600	7,664,579
Total System Services, Inc.	38,153	2,421,189
		34,738,591
IT Consulting & Other Services - 2.0%
Cognizant Technology Solutions Corp. Class A	332,194	23,027,688
CSRA, Inc.	38,400	1,252,224
DXC Technology Co.	86,400	6,772,032
		31,051,944

TOTAL IT SERVICES		65,790,535

Life Sciences Tools & Services - 0.1%
Life Sciences Tools & Services - 0.1%
JHL Biotech, Inc. (b)	387,462	805,714
Machinery - 1.6%
Industrial Machinery - 1.6%
HIWIN Technologies Corp.	445,000	3,225,438
Minebea Mitsumi, Inc.	1,266,200	20,937,753
		24,163,191
Media - 0.0%
Advertising - 0.0%
iCar Asia Ltd. (b)	1,156,712	231,342
Professional Services - 0.1%
Human Resource & Employment Services - 0.1%
WageWorks, Inc. (b)	28,744	1,874,109
Semiconductors & Semiconductor Equipment - 17.1%
Semiconductor Equipment - 5.3%
ASM Pacific Technology Ltd.	1,813,600	23,497,762
Lam Research Corp.	95,600	15,244,376
Rubicon Technology, Inc. (a)(b)	23,596	192,543
Siltronic AG (b)	180,900	19,701,747
Sino-American Silicon Products, Inc.	1,912,000	3,841,149
SolarEdge Technologies, Inc. (a)(b)	40,000	918,000
Sumco Corp.	1,113,550	18,140,830
SunEdison, Inc. (b)	500	6
		81,536,413
Semiconductors - 11.8%
Acacia Communications, Inc. (a)(b)	28,600	1,251,822
Advanced Micro Devices, Inc. (a)(b)	671,900	9,144,559
ams AG	222,704	16,064,537
ASPEED Tech, Inc.	116,282	2,701,682
Broadcom Ltd.	72,800	17,956,848
Cavium, Inc. (b)	39,600	2,452,824
ChipMOS TECHNOLOGIES, Inc. sponsored ADR	125,652	2,442,675
Cirrus Logic, Inc. (b)	15,814	971,612
Cypress Semiconductor Corp.	109,800	1,559,160
Dialog Semiconductor PLC (b)	60,100	2,625,657
GlobalWafers Co. Ltd.	3,292,400	25,988,760
Himax Technologies, Inc. sponsored ADR (a)	842,604	6,943,057
Inphi Corp. (a)(b)	89,200	3,425,280
Integrated Device Technology, Inc. (b)	124,300	3,249,202
Marvell Technology Group Ltd.	386,361	6,011,777
Mellanox Technologies Ltd. (b)	246,400	11,568,480
Micron Technology, Inc. (b)	688,250	19,353,590
Monolithic Power Systems, Inc.	59,601	6,098,374
NVIDIA Corp.	84,050	13,658,966
ON Semiconductor Corp. (b)	148,600	2,221,570
Qualcomm, Inc.	247,550	13,167,185
Renesas Electronics Corp. (b)	106,800	1,006,533
Semtech Corp. (b)	171,698	6,799,241
Silergy Corp.	72,000	1,405,947
Silicon Laboratories, Inc. (b)	21,100	1,584,610
Silicon Motion Technology Corp. sponsored ADR (a)	63,888	2,626,436
Win Semiconductors Corp.	247,000	1,446,954
		183,727,338

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		265,263,751

Software - 18.9%
Application Software - 9.0%
Adobe Systems, Inc. (b)	63,216	9,260,512
Aspen Technology, Inc. (b)	300	17,061
Autodesk, Inc. (b)	487,000	53,954,730
Callidus Software, Inc. (b)	177,059	4,302,534
Ellie Mae, Inc. (b)	53,000	4,622,660
HubSpot, Inc. (b)	6,900	499,215
iFlytek Co. Ltd.	237,677	1,675,546
Intuit, Inc.	58,700	8,054,227
Parametric Technology Corp. (b)	262,400	14,481,856
Paylocity Holding Corp. (b)	32,600	1,482,322
RealPage, Inc. (b)	5,800	224,750
Salesforce.com, Inc. (b)	162,319	14,738,565
SS&C Technologies Holdings, Inc.	79,200	3,069,792
Ultimate Software Group, Inc. (b)	65,776	14,846,301
Workday, Inc. Class A (b)	14,700	1,501,017
Zendesk, Inc. (b)	201,400	5,905,048
		138,636,136
Home Entertainment Software - 4.7%
Activision Blizzard, Inc.	353,070	21,812,665
Electronic Arts, Inc. (b)	201,400	23,511,436
Nintendo Co. Ltd.	54,300	18,441,074
Nintendo Co. Ltd. ADR	40,200	1,706,892
Take-Two Interactive Software, Inc. (b)	98,400	7,820,832
		73,292,899
Systems Software - 5.2%
Microsoft Corp.	986,500	71,718,550
Tableau Software, Inc. (b)	143,600	9,255,020
		80,973,570

TOTAL SOFTWARE		292,902,605

Technology Hardware, Storage & Peripherals - 9.7%
Technology Hardware, Storage & Peripherals - 9.7%
Apple, Inc.	1,014,729	150,920,646
TOTAL COMMON STOCKS
(Cost $1,028,809,133)		1,508,369,353

Convertible Preferred Stocks - 2.0%
Internet & Direct Marketing Retail - 1.3%
Internet & Direct Marketing Retail - 1.3%
China Internet Plus Holdings Ltd.:
Series A-11 (b)(d)	1,516,912	8,585,722
Series B (b)(d)	2,042,487	11,560,476
		20,146,198
Internet Software & Services - 0.7%
Internet Software & Services - 0.7%
Uber Technologies, Inc. Series D, 8.00% (b)(d)	232,064	11,318,278
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $16,280,181)		31,464,476

Money Market Funds - 6.4%
Fidelity Securities Lending Cash Central Fund 1.11% (e)(f)
(Cost $99,283,748)	99,276,148	99,286,076
TOTAL INVESTMENT PORTFOLIO - 105.6%
(Cost $1,144,373,062)		1,639,119,905
NET OTHER ASSETS (LIABILITIES) - (5.6)%		(86,280,705)
NET ASSETS - 100%		$1,552,839,200

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $849,014 or 0.1% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $31,464,476 or 2.0% of net assets.

 (e) Investment made with cash collateral received from securities on loan.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$4,794,731
China Internet Plus Holdings Ltd. Series B	12/11/15	$7,885,430
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$3,600,020

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$103,885
Fidelity Securities Lending Cash Central Fund	810,455
Total	$914,340

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,508,369,353	$1,472,414,692	$35,954,661	$--
Convertible Preferred Stocks	31,464,476	--	--	31,464,476
Money Market Funds	99,286,076	99,286,076	--	--
Total Investments in Securities:	$1,639,119,905	$1,571,700,768	$35,954,661	$31,464,476

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$25,683,073
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	6,316,768
Cost of Purchases	--
Proceeds of Sales	(535,365)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$31,464,476
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2017	$6,404,427

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	70.7%
Cayman Islands	11.9%
Japan	6.5%
Taiwan	3.6%
Germany	1.3%
Singapore	1.1%
Austria	1.0%
Others (Individually Less Than 1%)	3.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Technology Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $94,314,818) — See accompanying schedule: Unaffiliated issuers (cost $1,045,089,314)	$1,539,833,829
Fidelity Central Funds (cost $99,283,748)	99,286,076
Total Investments (cost $1,144,373,062)		$1,639,119,905
Receivable for investments sold		16,692,177
Receivable for fund shares sold		7,072,709
Dividends receivable		910,172
Distributions receivable from Fidelity Central Funds		58,509
Other receivables		145,097
Total assets		1,663,998,569
Liabilities
Payable to custodian bank	$804,411
Payable for investments purchased	4,023,200
Payable for fund shares redeemed	5,474,009
Accrued management fee	695,874
Distribution and service plan fees payable	442,146
Other affiliated payables	291,591
Other payables and accrued expenses	151,131
Collateral on securities loaned	99,277,007
Total liabilities		111,159,369
Net Assets		$1,552,839,200
Net Assets consist of:
Paid in capital		$990,684,921
Accumulated net investment loss		(64,088)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		67,469,472
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		494,748,895
Net Assets		$1,552,839,200
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($637,314,910 ÷ 12,229,395 shares)		$52.11
Maximum offering price per share (100/94.25 of $52.11)		$55.29
Class M:
Net Asset Value and redemption price per share ($274,918,054 ÷ 5,539,419 shares)		$49.63
Maximum offering price per share (100/96.50 of $49.63)		$51.43
Class C:
Net Asset Value and offering price per share ($237,582,568 ÷ 5,296,065 shares)(a)		$44.86
Class I:
Net Asset Value, offering price and redemption price per share ($403,023,668 ÷ 7,236,742 shares)		$55.69

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$11,273,201
Interest		1,835
Income from Fidelity Central Funds (including $810,455 from security lending)		914,340
Total income		12,189,376
Expenses
Management fee	$7,406,520
Transfer agent fees	2,767,957
Distribution and service plan fees	4,380,457
Accounting and security lending fees	441,582
Custodian fees and expenses	129,874
Independent trustees' fees and expenses	29,863
Registration fees	113,923
Audit	67,258
Legal	21,597
Interest	2,776
Miscellaneous	19,282
Total expenses before reductions	15,381,089
Expense reductions	(61,784)	15,319,305
Net investment income (loss)		(3,129,929)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	116,942,755
Redemptions in-kind with affiliated entities	120,776,424
Fidelity Central Funds	5,554
Foreign currency transactions	50,346
Total net realized gain (loss)		237,775,079
Change in net unrealized appreciation (depreciation) on:
Investment securities	196,030,626
Assets and liabilities in foreign currencies	(11,509)
Total change in net unrealized appreciation (depreciation)		196,019,117
Net gain (loss)		433,794,196
Net increase (decrease) in net assets resulting from operations		$430,664,267

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(3,129,929)	$(3,450,231)
Net realized gain (loss)	237,775,079	(14,245,769)
Change in net unrealized appreciation (depreciation)	196,019,117	122,753,554
Net increase (decrease) in net assets resulting from operations	430,664,267	105,057,554
Distributions to shareholders from net realized gain	(16,883,284)	(70,068,821)
Share transactions - net increase (decrease)	(366,177,411)	(137,855,039)
Redemption fees	16,813	39,457
Total increase (decrease) in net assets	47,620,385	(102,826,849)
Net Assets
Beginning of period	1,505,218,815	1,608,045,664
End of period	$1,552,839,200	$1,505,218,815
Other Information
Accumulated net investment loss end of period	$(64,088)	$(381,564)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.86	$36.83	$36.06	$29.90	$25.25
Income from Investment Operations
Net investment income (loss)A	(.07)	(.10)	(.02)B	(.12)	(.07)
Net realized and unrealized gain (loss)	14.95	2.74	3.75	6.70	4.72
Total from investment operations	14.88	2.64	3.73	6.58	4.65
Distributions from net investment income	–	–	(.02)	–	–
Distributions from net realized gain	(.63)	(1.61)	(2.94)	(.42)	–
Total distributions	(.63)	(1.61)	(2.96)	(.42)	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$52.11	$37.86	$36.83	$36.06	$29.90
Total ReturnD,E	39.85%	7.86%	10.94%	22.15%	18.42%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.07%	1.09%	1.09%	1.14%	1.18%
Expenses net of fee waivers, if any	1.07%	1.09%	1.09%	1.14%	1.18%
Expenses net of all reductions	1.07%	1.07%	1.08%	1.12%	1.14%
Net investment income (loss)	(.17)%	(.28)%	(.05)%B	(.35)%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$637,315	$480,573	$468,819	$408,687	$355,306
Portfolio turnover rateH	73%I	102%	142%I	186%	142%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$36.14	$35.26	$34.66	$28.79	$24.38
Income from Investment Operations
Net investment income (loss)A	(.18)	(.18)	(.11)B	(.19)	(.13)
Net realized and unrealized gain (loss)	14.26	2.61	3.60	6.45	4.54
Total from investment operations	14.08	2.43	3.49	6.26	4.41
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.59)	(1.55)	(2.89)	(.39)	–
Total distributions	(.59)	(1.55)	(2.89)	(.39)	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$49.63	$36.14	$35.26	$34.66	$28.79
Total ReturnD,E	39.50%	7.60%	10.63%	21.89%	18.09%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.33%	1.35%	1.35%	1.38%	1.42%
Expenses net of fee waivers, if any	1.33%	1.35%	1.35%	1.38%	1.42%
Expenses net of all reductions	1.33%	1.34%	1.34%	1.37%	1.39%
Net investment income (loss)	(.43)%	(.54)%	(.31)%B	(.60)%	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$274,918	$203,727	$208,192	$196,067	$173,692
Portfolio turnover rateH	73%I	102%	142%I	186%	142%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$32.83	$32.27	$31.99	$26.68	$22.70
Income from Investment Operations
Net investment income (loss)A	(.35)	(.31)	(.25)B	(.33)	(.24)
Net realized and unrealized gain (loss)	12.92	2.37	3.29	5.98	4.22
Total from investment operations	12.57	2.06	3.04	5.65	3.98
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.54)	(1.50)	(2.76)	(.34)	–
Total distributions	(.54)	(1.50)	(2.76)	(.34)	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$44.86	$32.83	$32.27	$31.99	$26.68
Total ReturnD,E	38.79%	7.08%	10.07%	21.31%	17.53%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.83%	1.85%	1.84%	1.87%	1.91%
Expenses net of fee waivers, if any	1.83%	1.85%	1.84%	1.87%	1.91%
Expenses net of all reductions	1.82%	1.83%	1.83%	1.86%	1.88%
Net investment income (loss)	(.93)%	(1.04)%	(.80)%B	(1.09)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$237,583	$151,321	$138,205	$105,499	$84,858
Portfolio turnover rateH	73%I	102%	142%I	186%	142%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.00) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$40.30	$39.03	$38.06	$31.47	$26.50
Income from Investment Operations
Net investment income (loss)A	.06	.02	.11B	(.02)	.02
Net realized and unrealized gain (loss)	15.96	2.92	3.96	7.06	4.95
Total from investment operations	16.02	2.94	4.07	7.04	4.97
Distributions from net investment income	–	–	(.07)	–	–
Distributions from net realized gain	(.63)	(1.67)	(3.03)	(.45)	–
Total distributions	(.63)	(1.67)	(3.10)	(.45)	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$55.69	$40.30	$39.03	$38.06	$31.47
Total ReturnD	40.26%	8.24%	11.30%	22.55%	18.75%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.75%	.75%	.83%	.86%
Expenses net of fee waivers, if any	.77%	.75%	.75%	.83%	.86%
Expenses net of all reductions	.77%	.74%	.74%	.82%	.83%
Net investment income (loss)	.13%	.06%	.29%B	(.05)%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$403,024	$669,599	$783,945	$455,612	$218,944
Portfolio turnover rateG	73%H	102%	142%H	186%	142%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Utilities Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	3.55%	9.55%	5.95%
Class M (incl. 3.50% sales charge)	5.68%	9.75%	5.90%
Class C (incl. contingent deferred sales charge)	8.01%	10.03%	5.79%
Class I	10.17%	11.18%	6.89%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Utilities Fund - Class A on July 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,821	Fidelity Advisor® Utilities Fund - Class A
$21,073	S&P 500® Index

Fidelity Advisor® Utilities Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Douglas Simmons:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained a little more than 9%, handily outpacing the 6.77% result of the MSCI U.S. IMI Utilities 25/50 Index, but lagging the broad-based S&P 500®. As interest rates began to climb from historically low levels, investors shifted their focus to utilities with stronger business fundamentals and dividend growth. This aligned with my investment strategy, giving the fund an edge over the MSCI sector index. Stock selection in electric utilities contributed the most to the fund’s outperformance of the MSCI index, led by Florida-based NextEra Energy, the fund’s largest holding at period end. Also contributing was an overweighted stake in NextEra’s subsidiary, NextEra Energy Partners, which owns and operates renewable power projects in North America. An overweighting, as well as stock picking, in the independent power producers & energy traders group, also contributed to the fund’s relative results. Here, a stake in independent power producer NRG Energy proved beneficial. Conversely, the fund’s underweighting in gas utilities held back relative returns. On an individual basis, a larger-than-index position in independent power producer Dynegy also detracted. The fund still held a stake in Dynegy at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  The Board of Trustees has agreed to present a proposal to shareholders to eliminate each sector/industry fund’s fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. If the proposals are approved, expected in the fourth quarter, the changes will take place on or about January 1, 2018 (or the first day of the month following shareholder approval), and will not impact how the funds are managed.

Fidelity Advisor® Utilities Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
NextEra Energy, Inc.	18.5	16.4
Sempra Energy	12.8	11.9
PG&E Corp.	8.4	8.3
Great Plains Energy, Inc.	4.9	4.2
Exelon Corp.	4.9	4.9
Avangrid, Inc.	4.9	4.8
DTE Energy Co.	4.6	4.8
FirstEnergy Corp.	4.1	4.5
NRG Energy, Inc.	4.1	1.2
Dominion Resources, Inc.	3.8	7.0
	71.0

Top Industries (% of fund's net assets)

As of July 31, 2017
Electric Utilities	48.5%
Multi-Utilities	36.9%
Independent Power and Renewable Electricity Producers	11.6%
Oil, Gas & Consumable Fuels	2.0%
Gas Utilities	1.0%

As of January 31, 2017
Electric Utilities	47.9%
Multi-Utilities	39.4%
Independent Power and Renewable Electricity Producers	9.0%
Media	1.3%
Gas Utilities	1.2%
All Others*	1.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity Advisor® Utilities Fund

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value
Electric Utilities - 48.5%
Electric Utilities - 48.5%
Exelon Corp.	399,791	$15,327,987
FirstEnergy Corp.	402,133	12,832,064
Great Plains Energy, Inc.	499,000	15,399,140
NextEra Energy, Inc.	395,740	57,813,655
OGE Energy Corp.	190,523	6,832,155
PG&E Corp.	386,605	26,169,292
PNM Resources, Inc.	122,617	4,886,287
Vistra Energy Corp.	405,888	6,668,740
Westar Energy, Inc.	106,100	5,384,575
		151,313,895
Equity Real Estate Investment Trusts (REITs) - 0.3%
Specialized REITs - 0.3%
InfraReit, Inc.	42,400	953,576
Gas Utilities - 1.0%
Gas Utilities - 1.0%
South Jersey Industries, Inc.	97,280	3,304,602
Independent Power and Renewable Electricity Producers - 11.6%
Independent Power Producers & Energy Traders - 8.3%
Calpine Corp. (a)	248,890	3,579,038
Dynegy, Inc. (a)	173,247	1,555,758
NRG Energy, Inc.	520,972	12,826,331
NRG Yield, Inc. Class C	295,302	5,492,617
The AES Corp.	216,820	2,424,048
		25,877,792
Renewable Electricity - 3.3%
NextEra Energy Partners LP	244,230	10,067,161
Pattern Energy Group, Inc.	13,319	334,307
		10,401,468

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		36,279,260

Multi-Utilities - 36.9%
Multi-Utilities - 36.9%
Avangrid, Inc.	337,330	15,321,529
Black Hills Corp.	119,703	8,338,511
CenterPoint Energy, Inc.	385,313	10,861,973
CMS Energy Corp.	41,000	1,895,840
Dominion Resources, Inc.	153,394	11,838,949
DTE Energy Co.	134,698	14,420,768
Public Service Enterprise Group, Inc.	69,600	3,129,912
SCANA Corp.	146,548	9,433,295
Sempra Energy	352,309	39,814,440
		115,055,217
Oil, Gas & Consumable Fuels - 2.0%
Oil & Gas Storage & Transport - 2.0%
Cheniere Energy Partners LP Holdings LLC	118,462	3,100,151
Cheniere Energy, Inc. (a)	66,766	3,017,823
		6,117,974
TOTAL COMMON STOCKS
(Cost $245,189,134)		313,024,524

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 1.11% (b)
(Cost $1,279,529)	1,279,273	1,279,529
TOTAL INVESTMENT PORTFOLIO - 100.7%
(Cost $246,468,663)		314,304,053
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(2,204,496)
NET ASSETS - 100%		$312,099,557

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$23,370
Fidelity Securities Lending Cash Central Fund	5,080
Total	$28,450

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Utilities Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $245,189,134)	$313,024,524
Fidelity Central Funds (cost $1,279,529)	1,279,529
Total Investments (cost $246,468,663)		$314,304,053
Receivable for investments sold		1,095,744
Receivable for fund shares sold		106,380
Dividends receivable		21,804
Distributions receivable from Fidelity Central Funds		695
Other receivables		6,945
Total assets		315,535,621
Liabilities
Payable for investments purchased	$2,218,108
Payable for fund shares redeemed	871,536
Accrued management fee	138,820
Distribution and service plan fees payable	98,748
Other affiliated payables	69,404
Other payables and accrued expenses	39,448
Total liabilities		3,436,064
Net Assets		$312,099,557
Net Assets consist of:
Paid in capital		$245,878,551
Undistributed net investment income		2,020,917
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,635,525)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		67,835,614
Net Assets		$312,099,557
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($160,039,988 ÷ 5,381,774 shares)		$29.74
Maximum offering price per share (100/94.25 of $29.74)		$31.55
Class M:
Net Asset Value and redemption price per share ($48,152,295 ÷ 1,617,501 shares)		$29.77
Maximum offering price per share (100/96.50 of $29.77)		$30.85
Class C:
Net Asset Value and offering price per share ($56,964,229 ÷ 1,959,457 shares)(a)		$29.07
Class I:
Net Asset Value, offering price and redemption price per share ($46,943,045 ÷ 1,546,967 shares)		$30.35

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$9,169,616
Income from Fidelity Central Funds (including $5,080 from security lending)		28,450
Total income		9,198,066
Expenses
Management fee	$1,685,590
Transfer agent fees	744,497
Distribution and service plan fees	1,228,883
Accounting and security lending fees	120,319
Custodian fees and expenses	10,988
Independent trustees' fees and expenses	6,988
Registration fees	71,487
Audit	48,970
Legal	5,709
Interest	252
Miscellaneous	4,540
Total expenses before reductions	3,928,223
Expense reductions	(28,252)	3,899,971
Net investment income (loss)		5,298,095
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,731,315
Fidelity Central Funds	1,364
Foreign currency transactions	4,571
Total net realized gain (loss)		8,737,250
Change in net unrealized appreciation (depreciation) on: Investment securities	9,995,216
Assets and liabilities in foreign currencies	343
Total change in net unrealized appreciation (depreciation)		9,995,559
Net gain (loss)		18,732,809
Net increase (decrease) in net assets resulting from operations		$24,030,904

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,298,095	$4,622,692
Net realized gain (loss)	8,737,250	(9,402,085)
Change in net unrealized appreciation (depreciation)	9,995,559	44,135,404
Net increase (decrease) in net assets resulting from operations	24,030,904	39,356,011
Distributions to shareholders from net investment income	(5,090,651)	(4,356,273)
Distributions to shareholders from net realized gain	–	(6,473,264)
Total distributions	(5,090,651)	(10,829,537)
Share transactions - net increase (decrease)	(74,927,988)	66,440,496
Redemption fees	11,601	31,604
Total increase (decrease) in net assets	(55,976,134)	94,998,574
Net Assets
Beginning of period	368,075,691	273,077,117
End of period	$312,099,557	$368,075,691
Other Information
Undistributed net investment income end of period	$2,020,917	$1,847,812

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$27.59	$25.48	$26.77	$23.48	$21.20
Income from Investment Operations
Net investment income (loss)A	.50	.44	.44	.41	.47
Net realized and unrealized gain (loss)	2.14	2.75	.18	3.35	2.24
Total from investment operations	2.64	3.19	.62	3.76	2.71
Distributions from net investment income	(.49)	(.46)	(.38)	(.46)	(.43)
Distributions from net realized gain	–	(.61)	(1.52)	(.01)	–
Total distributions	(.49)	(1.08)B	(1.91)C	(.47)	(.43)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$29.74	$27.59	$25.48	$26.77	$23.48
Total ReturnE,F	9.87%	13.49%	2.01%	16.38%	13.09%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.12%	1.13%	1.13%	1.16%	1.20%
Expenses net of fee waivers, if any	1.12%	1.13%	1.13%	1.16%	1.20%
Expenses net of all reductions	1.11%	1.12%	1.11%	1.15%	1.16%
Net investment income (loss)	1.87%	1.78%	1.65%	1.64%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$160,040	$178,116	$140,148	$154,134	$106,851
Portfolio turnover rateI	37%	73%	105%	112%	154%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.08 per share is comprised of distributions from net investment income of $.462 and distributions from net realized gain of $.613 per share.

 C Total distributions of $1.91 per share is comprised of distributions from net investment income of $.384 and distributions from net realized gain of $1.524 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$27.62	$25.49	$26.78	$23.50	$21.21
Income from Investment Operations
Net investment income (loss)A	.42	.36	.36	.34	.41
Net realized and unrealized gain (loss)	2.14	2.77	.18	3.35	2.25
Total from investment operations	2.56	3.13	.54	3.69	2.66
Distributions from net investment income	(.41)	(.39)	(.31)	(.40)	(.37)
Distributions from net realized gain	–	(.61)	(1.52)	(.01)	–
Total distributions	(.41)	(1.00)	(1.83)	(.41)	(.37)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$29.77	$27.62	$25.49	$26.78	$23.50
Total ReturnC,D	9.51%	13.19%	1.72%	15.99%	12.81%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.41%	1.43%	1.42%	1.45%	1.47%
Expenses net of fee waivers, if any	1.41%	1.43%	1.42%	1.45%	1.47%
Expenses net of all reductions	1.41%	1.42%	1.41%	1.44%	1.43%
Net investment income (loss)	1.57%	1.47%	1.35%	1.35%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$48,152	$56,403	$46,366	$49,272	$41,239
Portfolio turnover rateG	37%	73%	105%	112%	154%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$26.98	$24.91	$26.23	$23.03	$20.80
Income from Investment Operations
Net investment income (loss)A	.29	.25	.23	.23	.31
Net realized and unrealized gain (loss)	2.09	2.70	.19	3.29	2.20
Total from investment operations	2.38	2.95	.42	3.52	2.51
Distributions from net investment income	(.29)	(.27)	(.22)	(.31)	(.28)
Distributions from net realized gain	–	(.61)	(1.52)	(.01)	–
Total distributions	(.29)	(.88)	(1.74)	(.32)	(.28)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$29.07	$26.98	$24.91	$26.23	$23.03
Total ReturnC,D	9.01%	12.64%	1.29%	15.52%	12.27%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.87%	1.88%	1.88%	1.89%	1.93%
Expenses net of fee waivers, if any	1.87%	1.88%	1.88%	1.89%	1.93%
Expenses net of all reductions	1.86%	1.88%	1.86%	1.88%	1.89%
Net investment income (loss)	1.11%	1.02%	.89%	.91%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$56,964	$70,957	$52,172	$54,810	$35,457
Portfolio turnover rateG	37%	73%	105%	112%	154%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$28.14	$25.97	$27.24	$23.87	$21.56
Income from Investment Operations
Net investment income (loss)A	.59	.53	.52	.51	.55
Net realized and unrealized gain (loss)	2.17	2.78	.20	3.39	2.26
Total from investment operations	2.76	3.31	.72	3.90	2.81
Distributions from net investment income	(.55)	(.53)	(.46)	(.52)	(.50)
Distributions from net realized gain	–	(.61)	(1.52)	(.01)	–
Total distributions	(.55)	(1.14)	(1.99)B	(.53)	(.50)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$30.35	$28.14	$25.97	$27.24	$23.87
Total ReturnD	10.17%	13.81%	2.35%	16.74%	13.40%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.84%	.83%	.85%	.89%
Expenses net of fee waivers, if any	.85%	.84%	.83%	.85%	.89%
Expenses net of all reductions	.84%	.84%	.81%	.84%	.85%
Net investment income (loss)	2.14%	2.06%	1.94%	1.95%	2.46%
Supplemental Data
Net assets, end of period (000 omitted)	$46,943	$62,600	$31,710	$46,135	$19,562
Portfolio turnover rateG	37%	73%	105%	112%	154%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.99 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.524 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund (formerly Fidelity Advisor Electronics Fund), Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the Funds) are funds of Fidelity Advisor Series VII (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Fidelity Advisor Financial Services Fund and Fidelity Advisor Health Care Fund. Each Fund offers Class A, Class M (formerly Class T), Class C, and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, each Fund's outstanding Class B shares were converted to Class A shares. Each Fund's prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period August 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by Fidelity Advisor Biotechnology Fund and Fidelity Advisor Technology Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Fidelity Advisor Biotechnology Fund:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$61,186,351	Recovery value	Recovery value	0.0%	Increase
		Market comparable	Transaction price	$1.98 - $150.00 / $30.63	Increase
			Enterprise value/Sales multiple (EV/S)	3.2	Increase
			Discount rate	16.0% - 25.0% / 20.5%	Decrease
			Premium rate	15.0% - 48.6% / 28.0%	Increase
			Probability rate	77.0%	Increase
			Proxy premium	1.9% - 76.0% / 18.5%	Increase
		Market approach	Transaction price	$2.15	Increase
		Discount cash flow	Discount rate	8.0% - 12.2% / 10.6%	Decrease
			Probability rate	6.3%	Increase
			Discount for lack of marketability (DLOM)	10.0%	Decrease

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Fidelity Advisor Technology Fund:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$31,464,476	Market comparable	Enterprise value/Gross profit multiple (EV/GP)	15.2	Increase
			Discount rate	2.3%	Decrease
			Discount for lack of marketability (DLOM)	15.0%	Decrease
		Market approach	Transaction price	$48.77	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Fidelity Advisor Energy Fund and Fidelity Advisor Technology Fund, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Advisor Energy Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, certain foreign taxes, passive foreign investment companies (PFIC), foreign currency transactions, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales, excise tax regulations and expiring capital loss carryforwards.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Advisor Biotechnology Fund	$2,450,346,214	$820,427,358	$(297,956,266)	$522,471,092
Fidelity Advisor Communications Equipment Fund	15,042,670	3,931,780	(241,691)	3,690,089
Fidelity Advisor Consumer Discretionary Fund	229,269,152	68,159,195	(12,748,943)	55,410,252
Fidelity Advisor Energy Fund	885,285,321	92,805,286	(66,059,961)	26,745,325
Fidelity Advisor Financial Services Fund	336,111,816	47,587,515	(4,239,775)	43,347,740
Fidelity Advisor Health Care Fund	2,181,552,210	599,599,629	(40,040,906)	559,558,723
Fidelity Advisor Industrials Fund	683,081,903	164,812,869	(12,690,658)	152,122,211
Fidelity Advisor Semiconductors Fund	198,375,372	31,809,611	(4,413,959)	27,395,652
Fidelity Advisor Technology Fund	1,146,407,092	507,765,425	(15,052,612)	492,712,813
Fidelity Advisor Utilities Fund	247,131,532	70,169,759	(2,997,238)	67,172,521

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Advisor Biotechnology Fund	$-	$-	$(203,473,664)	$522,471,464
Fidelity Advisor Communications Equipment Fund	181,025	129,405	-	3,690,089
Fidelity Advisor Consumer Discretionary Fund	-	-	(921,221)	55,410,527
Fidelity Advisor Energy Fund	10,338,928	-	(163,895,354)	25,640,312
Fidelity Advisor Financial Services Fund	528,351	-	(23,702,541)	43,347,619
Fidelity Advisor Health Care Fund	-	-	(53,827,602)	559,559,689
Fidelity Advisor Industrials Fund	1,237,557	16,406,139	-	152,122,211
Fidelity Advisor Semiconductors Fund	6,433,901	10,850,938	-	27,395,670
Fidelity Advisor Technology Fund	33,958,335	35,545,169	-	492,721,717
Fidelity Advisor Utilities Fund	2,020,922	-	(2,972,656)	67,172,745

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Fiscal year of expiration
	2018	2019	Total with expiration
Fidelity Advisor Financial Services Fund	$(23,251,884)	$(450,657)	$(23,702,541)

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryforward
Fidelity Advisor Biotechnology Fund	$(173,687,144)	$(29,786,520)	$(203,473,664)	$ (203,473,664)
Fidelity Advisor Consumer Discretionary Fund	(921,221)	–	(921,221)	(921,221)
Fidelity Advisor Energy Fund	(93,299,549)	(70,595,805)	(163,895,354)	(163,895,354)
Fidelity Advisor Financial Services Fund	–	–	–	(23,702,541)
Fidelity Advisor Health Care Fund	(53,827,602)	–	(53,827,602)	(53,827,602)
Fidelity Advisor Utilities Fund	(2,972,656)	–	(2,972,656)	(2,972,656)

Certain of the Funds elected to defer to the next fiscal year capital losses recognized during the period November 1, 2016 to July 31, 2017, and ordinary losses recognized during the period January 1, 2017 to July 31, 2017. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Fidelity Advisor Biotechnology Fund	$–	$10,028,125

The tax character of distributions paid was as follows:

July 31, 2017
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Biotechnology Fund	$–	$–	$–
Fidelity Advisor Communications Equipment Fund	70,636	269,855	340,491
Fidelity Advisor Consumer Discretionary Fund	1,067,067	–	1,067,067
Fidelity Advisor Energy Fund	2,140,939	–	2,140,939
Fidelity Advisor Financial Services Fund	502,160	–	502,160
Fidelity Advisor Health Care Fund	-	–	-
Fidelity Advisor Industrials Fund	2,760,974	36,711,218	39,472,192
Fidelity Advisor Semiconductors Fund	392,430	190,781	583,211
Fidelity Advisor Technology Fund	4,575,606	12,307,678	16,883,284
Fidelity Advisor Utilities Fund	5,090,651	–	5,090,651

July 31, 2016
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Biotechnology Fund	$41,819,540	$147,502,409	$189,321,949
Fidelity Advisor Communications Equipment Fund	15,482	371,843	387,325
Fidelity Advisor Consumer Discretionary Fund	425,920	5,484,780	5,910,700
Fidelity Advisor Energy Fund	3,958,354	–	3,958,354
Fidelity Advisor Financial Services Fund	1,147,313	–	1,147,313
Fidelity Advisor Health Care Fund	111,063,622	89,233,020	200,296,642
Fidelity Advisor Industrials Fund	2,537,760	58,090,566	60,628,326
Fidelity Advisor Semiconductors Fund	8,269,769	967,612	9,237,381
Fidelity Advisor Technology Fund	47,275,314	22,793,507	70,068,821
Fidelity Advisor Utilities Fund	4,641,392	6,188,145	10,829,537

Short-Term Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016 for Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Consolidated Subsidiary. Fidelity Advisor Biotechnology Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, Fidelity Advisor Biotechnology Fund held an investment of $13,649,218 in this Subsidiary, representing .51% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Biotechnology Fund	753,113,895	1,204,949,480
Fidelity Advisor Communications Equipment Fund	17,102,215	12,710,868
Fidelity Advisor Consumer Discretionary Fund	134,331,247	192,747,728
Fidelity Advisor Energy Fund	905,921,521	917,395,760
Fidelity Advisor Financial Services Fund	359,198,012	237,086,777
Fidelity Advisor Health Care Fund	1,611,034,210	1,944,343,842
Fidelity Advisor Industrials Fund	541,148,223	411,994,785
Fidelity Advisor Semiconductors Fund	248,599,681	162,338,909
Fidelity Advisor Technology Fund	1,000,326,997	985,713,386
Fidelity Advisor Utilities Fund	115,117,897	184,732,399

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Advisor Biotechnology Fund	.30%	.25%	.55%
Fidelity Advisor Communications Equipment Fund	.30%	.25%	.55%
Fidelity Advisor Consumer Discretionary Fund	.30%	.25%	.55%
Fidelity Advisor Energy Fund	.30%	.25%	.55%
Fidelity Advisor Financial Services Fund	.30%	.25%	.55%
Fidelity Advisor Health Care Fund	.30%	.25%	.55%
Fidelity Advisor Industrials Fund	.30%	.25%	.55%
Fidelity Advisor Semiconductors Fund	.30%	.25%	.55%
Fidelity Advisor Technology Fund	.30%	.25%	.54%
Fidelity Advisor Utilities Fund	.30%	.25%	.55%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, each Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Class I. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of each Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Fidelity Advisor Biotechnology Fund
Class A	-%	.25%	$2,241,652	$329
Class M	.25%	.25%	612,944	–
Class C	.75%	.25%	6,021,547	847,856
			$8,876,143	$848,185
Fidelity Advisor Communications Equipment Fund
Class A	-%	.25%	$14,608	$142
Class M	.25%	.25%	20,288	–
Class C	.75%	.25%	29,769	2,644
			$64,665	$2,786
Fidelity Advisor Consumer Discretionary Fund
Class A	-%	.25%	$314,287	$7,284
Class M	.25%	.25%	134,940	–
Class C	.75%	.25%	626,049	122,330
			$1,075,276	$129,614
Fidelity Advisor Energy Fund
Class A	-%	.25%	$880,920	$–
Class M	.25%	.25%	754,276	–
Class C	.75%	.25%	2,551,348	741,098
			$4,186,544	$741,098
Fidelity Advisor Financial Services Fund
Class A	-%	.25%	$316,372	$6,967
Class M	.25%	.25%	190,850	–
Class C	.75%	.25%	723,185	174,577
			$1,230,407	$181,544
Fidelity Advisor Health Care Fund
Class A	-%	.25%	$2,402,202	$–
Class M	.25%	.25%	1,315,456	–
Class C	.75%	.25%	6,162,021	737,119
			$9,879,679	$737,119
Fidelity Advisor Industrials Fund
Class A	-%	.25%	$763,856	$–
Class M	.25%	.25%	430,704	–
Class C	.75%	.25%	1,263,296	159,910
			$2,457,856	$159,910
Fidelity Advisor Semiconductors Fund
Class A	-%	.25%	$141,584	$–
Class M	.25%	.25%	70,578	1,304
Class C	.75%	.25%	339,017	51,371
			$551,179	$52,675
Fidelity Advisor Technology Fund
Class A	-%	.25%	$1,358,447	$–
Class M	.25%	.25%	1,143,870	–
Class C	.75%	.25%	1,878,140	256,569
			$4,380,457	$256,569
Fidelity Advisor Utilities Fund
Class A	-%	.25%	$390,322	$1,190
Class M	.25%	.25%	239,828	–
Class C	.75%	.25%	598,733	79,390
			$1,228,883	$80,580

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of each Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Fidelity Advisor Biotechnology Fund
Class A	$453,027
Class M	35,971
Class C(a)	91,976
$580,974
Fidelity Advisor Communications Equipment Fund
Class A	$5,292
Class M	1,185
Class C(a)	29
$6,506
Fidelity Advisor Consumer Discretionary Fund
Class A	$57,778
Class M	5,347
Class C(a)	12,422
$75,547
Fidelity Advisor Energy Fund
Class A	$185,716
Class M	23,602
Class C(a)	64,252
$273,570
Fidelity Advisor Financial Services Fund
Class A	$127,135
Class M	14,669
Class C(a)	15,795
$157,599
Fidelity Advisor Health Care Fund
Class A	$367,596
Class M	42,064
Class C(a)	66,378
$476,038
Fidelity Advisor Industrials Fund
Class A	$191,100
Class M	14,508
Class C	13,092
$218,700
Fidelity Advisor Semiconductors Fund
Class A	$125,076
Class M	6,144
Class C(a)	6,601
$137,821
Fidelity Advisor Technology Fund
Class A	$233,119
Class M	29,712
Class C(a)	29,515
$292,346
Fidelity Advisor Utilities Fund
Class A	$83,003
Class M	9,844
Class C(a)	10,496
$103,343

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Advisor Biotechnology Fund
Class A	$1,826,894.20
Class M	350,567.29
Class C	1,192,961.20
Class I	1,756,999.18
	$5,127,421
Fidelity Advisor Communications Equipment Fund
Class A	$17,697.30
Class M	14,624.36
Class C	9,461.32
Class I	9,288.18
	$51,070
Fidelity Advisor Consumer Discretionary Fund
Class A	$264,032.21
Class M	66,381.25
Class C	131,997.21
Class I	140,097.19
	$602,507
Fidelity Advisor Energy Fund
Class A	$828,915.24
Class M	384,078.25
Class C	534,632.21
Class I	562,730.21
	$2,310,355
Fidelity Advisor Financial Services Fund
Class A	$286,623.23
Class M	97,225.26
Class C	162,843.23
Class I	125,606.19
	$672,297
Fidelity Advisor Health Care Fund
Class A	$1,926,493.20
Class M	584,945.22
Class C	1,231,401.20
Class I	1,352,187.19
	$5,095,026
Fidelity Advisor Industrials Fund
Class A	$609,787.20
Class M	178,766.21
Class C	259,120.21
Class I	408,804.19
	$1,456,477
Fidelity Advisor Semiconductors Fund
Class A	$129,386.23
Class M	47,044.33
Class C	86,733.26
Class I	130,989.19
	$394,152
Fidelity Advisor Technology Fund
Class A	$1,171,324.22
Class M	516,579.23
Class C	415,372.22
Class I	664,682.17
	$2,767,957
Fidelity Advisor Utilities Fund
Class A	$368,106.24
Class M	135,818.28
Class C	143,690.24
Class I	96,883.22
	$744,497

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Biotechnology Fund	$52,951
Fidelity Advisor Communications Equipment Fund	1,010
Fidelity Advisor Consumer Discretionary Fund	2,160
Fidelity Advisor Energy Fund	30,521
Fidelity Advisor Financial Services Fund	6,253
Fidelity Advisor Health Care Fund	47,451
Fidelity Advisor Industrials Fund	17,617
Fidelity Advisor Semiconductors Fund	8,052
Fidelity Advisor Technology Fund	24,817
Fidelity Advisor Utilities Fund	4,825

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding except for Fidelity Advisor Energy Fund. Fidelity Advisor Energy Fund's open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Statement of Assets and Liabilities. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Energy Fund	Borrower	$7,105,778	1.18%	$2,104
Fidelity Advisor Health Care Fund	Borrower	$6,654,500.59%		$659
Fidelity Advisor Technology Fund	Borrower	$11,656,429.61%		$2,776
Fidelity Advisor Utilities Fund	Borrower	$3,803,000.60%		$252

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 10,768,828 shares of Fidelity Advisor Technology Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $442,814,201. The net realized gain of $120,776,424 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Advisor Biotechnology Fund	$8,377
Fidelity Advisor Communications Equipment Fund	58
Fidelity Advisor Consumer Discretionary Fund	957
Fidelity Advisor Energy Fund	3,410
Fidelity Advisor Financial Services Fund	933
Fidelity Advisor Health Care Fund	8,362
Fidelity Advisor Industrials Fund	2,345
Fidelity Advisor Semiconductors Fund	523
Fidelity Advisor Technology Fund	4,381
Fidelity Advisor Utilities Fund	1,024

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Advisor Communications Equipment Fund
Class A	1.40%	$22,163
Class M	1.65%	18,627
Class C	2.15%	11,988
Class I	1.15%	16,186

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Fidelity Advisor Biotechnology Fund	$134,185	$59
Fidelity Advisor Communications Equipment Fund	943	–
Fidelity Advisor Energy Fund	124,475	180
Fidelity Advisor Financial Services Fund	7,793	2
Fidelity Advisor Health Care Fund	53,105	722
Fidelity Advisor Industrials Fund	32,606	223
Fidelity Advisor Semiconductors Fund	15,668	–
Fidelity Advisor Technology Fund	51,027	–
Fidelity Advisor Utilities Fund	25,319	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses as follows:

Fund-Level Amount
Fidelity Advisor Biotechnology Fund	$24,548
Fidelity Advisor Communications Equipment Fund	200
Fidelity Advisor Consumer Discretionary Fund	2,878
Fidelity Advisor Energy Fund	11,720
Fidelity Advisor Financial Services Fund	2,936
Fidelity Advisor Health Care Fund	23,627
Fidelity Advisor Industrials Fund	7,389
Fidelity Advisor Semiconductors Fund	1,583
Fidelity Advisor Technology Fund	10,757
Fidelity Advisor Utilities Fund	2,933

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
Fidelity Advisor Biotechnology Fund
From net realized gain
Class A	$–	$71,428,446
Class M	–	8,780,759
Class B	–	350,358
Class C	–	46,525,088
Class I	–	62,237,298
Total	$–	$189,321,949
Fidelity Advisor Communications Equipment Fund
From net investment income
Class A	$22,884	$–
Class M	7,287	–
Class I	40,465	–
Total	$70,636	$–
From net realized gain
Class A	$76,855	$140,942
Class M	56,397	120,506
Class B	–	8,665
Class C	45,429	87,907
Class I	91,174	29,305
Total	$269,855	$387,325
Fidelity Advisor Consumer Discretionary Fund
From net investment income
Class A	$574,093	$145,315
Class M	128,898	–
Class I	364,076	280,605
Total	$1,067,067	$425,920
From net realized gain
Class A	$–	$2,490,947
Class M	–	567,555
Class B	–	33,959
Class C	–	1,218,277
Class I	–	1,174,042
Total	$–	$5,484,780
Fidelity Advisor Energy Fund
From net investment income
Class A	$–	$1,922,229
Class M	–	528,991
Class B	–	897
Class C	–	204,569
Class I	574,320	1,301,668
Total	$574,320	$3,958,354
From net realized gain
Class A	$877,435	$–
Class I	689,184	–
Total	$1,566,619	$–
Fidelity Advisor Financial Services Fund
From net investment income
Class A	$277,513	$487,874
Class M	40,519	110,989
Class B	–	2,181
Class C	7,495	104,614
Class I	176,633	251,888
Total	$502,160	$957,546
From net realized gain
Class A	$–	$83,636
Class M	–	26,115
Class B	–	2,379
Class C	–	43,289
Class I	–	34,348
Total	$–	$189,767
Fidelity Advisor Health Care Fund
From net realized gain
Class A	$–	$80,223,333
Class M	–	20,669,994
Class B	–	758,774
Class C	–	52,885,499
Class I	–	45,759,042
Total	$–	$200,296,642
Fidelity Advisor Industrials Fund
From net investment income
Class A	$1,317,451	$1,251,437
Class M	189,934	142,172
Class I	1,253,589	1,144,151
Total	$2,760,974	$2,537,760
From net realized gain
Class A	$15,952,070	$24,885,132
Class M	4,629,029	6,913,270
Class B	–	520,980
Class C	6,747,943	11,465,082
Class I	9,382,176	14,306,102
Total	$36,711,218	$58,090,566
Fidelity Advisor Semiconductors Fund
From net investment income
Class A	$125,591	$113,188
Class M	–	30,107
Class B	–	373
Class C	–	23,745
Class I	266,839	133,338
Total	$392,430	$300,751
From net realized gain
Class A	$63,188	$3,392,087
Class M	16,965	1,000,803
Class B	–	31,868
Class C	39,995	2,046,878
Class I	70,633	2,464,994
Total	$190,781	$8,936,630
Fidelity Advisor Technology Fund
From net realized gain
Class A	$7,901,048	$20,472,702
Class M	3,251,710	9,063,088
Class B	–	374,802
Class C	2,523,567	6,550,928
Class I	3,206,959	33,607,301
Total	$16,883,284	$70,068,821
Fidelity Advisor Utilities Fund
From net investment income
Class A	$2,833,535	$2,494,667
Class M	721,535	696,864
Class B	–	13,894
Class C	680,072	548,207
Class I	855,509	602,641
Total	$5,090,651	$4,356,273
From net realized gain
Class A	$–	$3,341,067
Class M	–	1,100,541
Class B	–	58,860
Class C	–	1,254,979
Class I	–	717,817
Total	$–	$6,473,264

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Fidelity Advisor Biotechnology Fund
Class A
Shares sold	7,653,403	20,374,378	$167,894,976	$486,458,577
Reinvestment of distributions	–	2,387,343	–	66,988,829
Shares redeemed	(25,942,034)	(21,904,309)	(575,800,593)	(483,498,927)
Net increase (decrease)	(18,288,631)	857,412	$(407,905,617)	$69,948,479
Class M
Shares sold	1,036,607	1,912,568	$21,755,495	$43,113,700
Reinvestment of distributions	–	319,202	–	8,560,989
Shares redeemed	(2,006,142)	(2,294,307)	(41,093,048)	(48,667,903)
Net increase (decrease)	(969,535)	(62,537)	$(19,337,553)	$3,006,786
Class B
Shares sold	–	23,127	$–	$488,892
Reinvestment of distributions	–	13,390	–	330,876
Shares redeemed	–	(328,587)	–	(5,983,799)
Net increase (decrease)	–	(292,070)	$–	$(5,164,031)
Class C
Shares sold	4,574,019	10,596,563	$87,561,745	$223,026,722
Reinvestment of distributions	–	1,618,886	–	40,002,670
Shares redeemed	(12,148,694)	(11,105,389)	(229,492,656)	(214,386,694)
Net increase (decrease)	(7,574,675)	1,110,060	$(141,930,911)	$48,642,698
Class I
Shares sold	24,415,611	22,589,370	$579,987,789	$543,276,913
Reinvestment of distributions	–	1,787,031	–	52,663,804
Shares redeemed	(19,929,416)	(26,641,629)	(453,166,656)	(614,169,645)
Net increase (decrease)	4,486,195	(2,265,228)	$126,821,133	$(18,228,928)
Fidelity Advisor Communications Equipment Fund
Class A
Shares sold	196,585	61,824	$2,537,011	$686,464
Reinvestment of distributions	7,376	12,164	96,328	134,093
Shares redeemed	(122,799)	(81,049)	(1,616,350)	(893,648)
Net increase (decrease)	81,162	(7,061)	$1,016,989	$(73,091)
Class M
Shares sold	45,088	29,078	$566,811	$312,157
Reinvestment of distributions	5,034	11,237	63,422	119,674
Shares redeemed	(44,106)	(56,633)	(560,530)	(598,222)
Net increase (decrease)	6,016	(16,318)	$69,703	$(166,391)
Class B
Shares sold	–	3	$–	$35
Reinvestment of distributions	–	803	–	7,933
Shares redeemed	–	(26,347)	–	(261,367)
Net increase (decrease)	–	(25,541)	$–	$(253,399)
Class C
Shares sold	86,903	20,424	$1,000,007	$201,589
Reinvestment of distributions	3,816	8,306	44,267	81,979
Shares redeemed	(68,095)	(61,023)	(804,053)	(616,761)
Net increase (decrease)	22,624	(32,293)	$240,221	$(333,193)
Class I
Shares sold	696,847	32,486	$9,244,140	$367,475
Reinvestment of distributions	9,441	2,247	127,920	25,646
Shares redeemed	(469,873)	(16,972)	(6,487,593)	(195,689)
Net increase (decrease)	236,415	17,761	$2,884,467	$197,432
Fidelity Advisor Consumer Discretionary Fund
Class A
Shares sold	1,563,667	4,814,381	$33,991,245	$96,001,482
Reinvestment of distributions	25,062	125,818	533,815	2,487,810
Shares redeemed	(3,724,571)	(3,384,129)	(80,253,124)	(65,627,046)
Net increase (decrease)	(2,135,842)	1,556,070	$(45,728,064)	$32,862,246
Class M
Shares sold	504,914	467,315	$9,997,379	$8,759,972
Reinvestment of distributions	6,315	29,568	126,233	549,955
Shares redeemed	(719,118)	(340,307)	(14,255,751)	(6,370,883)
Net increase (decrease)	(207,889)	156,576	$(4,132,139)	$2,939,044
Class B
Shares sold	–	14,276	$–	$237,342
Reinvestment of distributions	–	1,812	–	29,530
Shares redeemed	–	(96,775)	–	(1,564,551)
Net increase (decrease)	–	(80,687)	$–	$(1,297,679)
Class C
Shares sold	557,081	2,604,899	$9,835,047	$43,132,243
Reinvestment of distributions	–	66,579	–	1,085,908
Shares redeemed	(1,276,483)	(1,219,501)	(22,490,171)	(19,584,504)
Net increase (decrease)	(719,402)	1,451,977	$(12,655,124)	$24,633,647
Class I
Shares sold	2,729,213	5,034,098	$63,547,711	$107,578,453
Reinvestment of distributions	13,622	55,475	311,266	1,176,667
Shares redeemed	(2,775,350)	(3,816,680)	(63,782,352)	(80,049,247)
Net increase (decrease)	(32,515)	1,272,893	$76,625	$28,705,873
Fidelity Advisor Energy Fund
Class A
Shares sold	3,731,782	5,025,799	$126,063,464	$143,627,691
Reinvestment of distributions	22,919	66,472	837,681	1,828,245
Shares redeemed	(5,899,065)	(3,353,686)	(197,164,038)	(97,107,576)
Net increase (decrease)	(2,144,364)	1,738,585	$(70,262,893)	$48,348,360
Class M
Shares sold	633,035	872,793	$21,820,862	$25,702,490
Reinvestment of distributions	–	18,373	–	511,190
Shares redeemed	(1,516,413)	(1,205,049)	(51,021,698)	(35,414,324)
Net increase (decrease)	(883,378)	(313,883)	$(29,200,836)	$(9,200,644)
Class B
Shares sold	–	5,109	$–	$134,216
Reinvestment of distributions	–	35	–	864
Shares redeemed	–	(292,489)	–	(8,008,782)
Net increase (decrease)	–	(287,345)	$–	$(7,873,702)
Class C
Shares sold	2,155,681	4,491,809	$67,036,181	$118,552,042
Reinvestment of distributions	–	7,392	–	181,396
Shares redeemed	(3,021,436)	(1,780,198)	(91,933,200)	(47,478,698)
Net increase (decrease)	(865,755)	2,719,003	$(24,897,019)	$71,254,740
Class I
Shares sold	7,723,732	4,747,633	$275,440,495	$143,380,782
Reinvestment of distributions	27,291	40,692	1,049,878	1,182,189
Shares redeemed	(5,087,252)	(2,875,822)	(176,495,073)	(86,056,094)
Net increase (decrease)	2,663,771	1,912,503	$99,995,300	$58,506,877
Fidelity Advisor Financial Services Fund
Class A
Shares sold	4,464,580	2,461,428	$79,656,792	$37,745,282
Reinvestment of distributions	14,068	34,331	258,984	519,430
Shares redeemed	(3,395,590)	(2,437,261)	(61,313,608)	(35,887,745)
Net increase (decrease)	1,083,058	58,498	$18,602,168	$2,376,967
Class M
Shares sold	882,368	329,948	$15,952,818	$5,036,365
Reinvestment of distributions	2,145	8,782	39,121	131,908
Shares redeemed	(475,808)	(464,648)	(8,428,160)	(6,810,235)
Net increase (decrease)	408,705	(125,918)	$7,563,779	$(1,641,962)
Class B
Shares sold	–	9,988	$–	$147,548
Reinvestment of distributions	–	304	–	4,404
Shares redeemed	–	(252,485)	–	(3,578,817)
Net increase (decrease)	–	(242,193)	$–	$(3,426,865)
Class C
Shares sold	3,210,445	1,154,577	$55,106,415	$16,736,102
Reinvestment of distributions	381	9,045	6,602	129,709
Shares redeemed	(1,427,464)	(1,103,196)	(24,008,233)	(15,422,240)
Net increase (decrease)	1,783,362	60,426	$31,104,784	$1,443,571
Class I
Shares sold	6,135,135	1,492,860	$113,873,501	$23,191,855
Reinvestment of distributions	8,203	13,725	155,027	212,871
Shares redeemed	(2,631,101)	(2,712,520)	(49,234,487)	(40,632,527)
Net increase (decrease)	3,512,237	(1,205,935)	$64,794,041	$(17,227,801)
Fidelity Advisor Health Care Fund
Class A
Shares sold	4,544,454	9,336,496	$169,771,747	$350,828,959
Reinvestment of distributions	–	1,936,613	–	75,411,722
Shares redeemed	(13,969,231)	(11,369,542)	(524,686,394)	(411,793,615)
Net increase (decrease)	(9,424,777)	(96,433)	$(354,914,647)	$14,447,066
Class M
Shares sold	700,958	1,352,279	$24,882,156	$47,552,154
Reinvestment of distributions	–	545,495	–	20,019,680
Shares redeemed	(2,005,513)	(1,905,048)	(69,983,106)	(64,841,826)
Net increase (decrease)	(1,304,555)	(7,274)	$(45,100,950)	$2,730,008
Class B
Shares sold	–	16,220	$–	$514,491
Reinvestment of distributions	–	22,031	–	711,834
Shares redeemed	–	(380,480)	–	(11,210,414)
Net increase (decrease)	–	(342,229)	$–	$(9,984,089)
Class C
Shares sold	3,257,257	6,641,532	$99,280,372	$205,634,061
Reinvestment of distributions	–	1,474,771	–	47,059,934
Shares redeemed	(7,269,106)	(6,093,606)	(219,465,705)	(179,489,602)
Net increase (decrease)	(4,011,849)	2,022,697	$(120,185,333)	$73,204,393
Class I
Shares sold	12,916,139	10,191,430	$530,550,261	$405,731,198
Reinvestment of distributions	–	979,448	–	41,117,225
Shares redeemed	(8,776,012)	(12,376,027)	(352,865,687)	(487,979,152)
Net increase (decrease)	4,140,127	(1,205,149)	$177,684,574	$(41,130,729)
Fidelity Advisor Industrials Fund
Class A
Shares sold	3,473,128	1,099,603	$129,731,002	$36,767,902
Reinvestment of distributions	435,669	771,777	16,089,246	24,606,761
Shares redeemed	(3,604,639)	(3,011,685)	(134,343,693)	(100,345,381)
Net increase (decrease)	304,158	(1,140,305)	$11,476,555	$(38,970,718)
Class M
Shares sold	687,232	146,735	$25,114,383	$4,821,874
Reinvestment of distributions	129,732	219,403	4,689,810	6,858,376
Shares redeemed	(738,370)	(513,052)	(27,015,212)	(16,678,141)
Net increase (decrease)	78,594	(146,914)	$2,788,981	$(4,997,891)
Class B
Shares sold	–	8,518	$–	$250,086
Reinvestment of distributions	–	16,748	–	482,266
Shares redeemed	–	(223,888)	–	(6,773,722)
Net increase (decrease)	–	(198,622)	$–	$(6,041,370)
Class C
Shares sold	1,417,937	426,741	$47,806,010	$12,983,156
Reinvestment of distributions	173,011	324,873	5,776,837	9,447,456
Shares redeemed	(1,132,989)	(1,423,756)	(37,861,806)	(43,021,482)
Net increase (decrease)	457,959	(672,142)	$15,721,041	$(20,590,870)
Class I
Shares sold	6,108,219	1,450,552	$239,674,929	$51,166,989
Reinvestment of distributions	241,469	386,271	9,349,688	12,880,051
Shares redeemed	(2,774,981)	(3,622,247)	(107,749,101)	(125,352,471)
Net increase (decrease)	3,574,707	(1,785,424)	$141,275,516	$(61,305,431)
Fidelity Advisor Semiconductors Fund
Class A
Shares sold	2,867,916	649,014	$55,505,336	$9,317,951
Reinvestment of distributions	9,674	243,337	176,700	3,248,410
Shares redeemed	(1,601,800)	(1,328,391)	(31,487,416)	(18,785,248)
Net increase (decrease)	1,275,790	(436,040)	$24,194,620	$(6,218,887)
Class M
Shares sold	423,364	103,928	$7,881,848	$1,432,589
Reinvestment of distributions	903	74,441	15,741	959,873
Shares redeemed	(261,715)	(295,752)	(5,068,409)	(3,952,788)
Net increase (decrease)	162,552	(117,383)	$2,829,180	$(1,560,326)
Class B
Shares sold	–	526	$–	$6,775
Reinvestment of distributions	–	2,652	–	31,733
Shares redeemed	–	(26,335)	–	(340,997)
Net increase (decrease)	–	(23,157)	$–	$(302,489)
Class C
Shares sold	1,355,856	367,363	$23,363,381	$4,677,334
Reinvestment of distributions	2,356	160,178	37,856	1,907,126
Shares redeemed	(558,596)	(604,623)	(9,836,334)	(7,649,533)
Net increase (decrease)	799,616	(77,082)	$13,564,903	$(1,065,073)
Class I
Shares sold	4,699,271	790,386	$93,678,192	$12,303,195
Reinvestment of distributions	16,678	135,996	316,449	1,894,884
Shares redeemed	(2,177,251)	(1,690,148)	(44,325,079)	(24,919,896)
Net increase (decrease)	2,538,698	(763,766)	$49,669,562	$(10,721,817)
Fidelity Advisor Technology Fund
Class A
Shares sold	3,055,890	2,819,642	$135,662,012	$96,436,633
Reinvestment of distributions	188,871	590,741	7,435,860	19,252,239
Shares redeemed	(3,709,517)	(3,447,017)	(163,600,241)	(117,531,802)
Net increase (decrease)	(464,756)	(36,634)	$(20,502,369)	$(1,842,930)
Class M
Shares sold	921,794	654,081	$39,317,522	$21,462,874
Reinvestment of distributions	84,422	284,010	3,170,901	8,858,269
Shares redeemed	(1,104,127)	(1,204,815)	(45,466,739)	(39,345,718)
Net increase (decrease)	(97,911)	(266,724)	$(2,978,316)	$(9,024,575)
Class B
Shares sold	–	6,709	$–	$200,635
Reinvestment of distributions	–	12,391	–	352,034
Shares redeemed	–	(295,468)	–	(8,775,496)
Net increase (decrease)	–	(276,368)	$–	$(8,222,827)
Class C
Shares sold	1,894,715	1,051,890	$72,854,963	$31,371,226
Reinvestment of distributions	66,095	202,969	2,251,207	5,774,470
Shares redeemed	(1,274,568)	(927,337)	(49,720,750)	(27,369,639)
Net increase (decrease)	686,242	327,522	$25,385,420	$9,776,057
Class I
Shares sold	4,625,431	2,328,486	$221,194,715	$84,913,369
Reinvestment of distributions	71,165	955,239	2,988,203	33,041,700
Shares redeemed	(14,076,328)(a)	(6,751,997)	(592,265,064)(a)	(246,495,833)
Net increase (decrease)	(9,379,732)	(3,468,272)	$(368,082,146)	$(128,540,764)
Fidelity Advisor Utilities Fund
Class A
Shares sold	1,163,884	2,397,271	$31,313,776	$60,596,711
Reinvestment of distributions	105,052	240,305	2,653,670	5,414,225
Shares redeemed	(2,342,072)	(1,682,909)	(62,630,474)	(41,634,818)
Net increase (decrease)	(1,073,136)	954,667	$(28,663,028)	$24,376,118
Class M
Shares sold	188,461	543,660	$5,062,955	$14,096,302
Reinvestment of distributions	26,982	76,233	683,792	1,721,689
Shares redeemed	(640,220)	(396,425)	(17,005,411)	(9,632,575)
Net increase (decrease)	(424,777)	223,468	$(11,258,664)	$6,185,416
Class B
Shares sold	–	6,017	$–	$148,347
Reinvestment of distributions	–	2,783	–	62,667
Shares redeemed	–	(114,968)	–	(2,921,136)
Net increase (decrease)	–	(106,168)	$–	$(2,710,122)
Class C
Shares sold	395,852	1,063,727	$10,347,902	$26,276,925
Reinvestment of distributions	24,717	71,102	613,397	1,573,006
Shares redeemed	(1,091,078)	(599,522)	(28,375,968)	(14,443,544)
Net increase (decrease)	(670,509)	535,307	$(17,414,669)	$13,406,387
Class I
Shares sold	1,075,499	2,301,270	$29,795,613	$58,694,241
Reinvestment of distributions	29,368	49,611	755,627	1,138,487
Shares redeemed	(1,782,322)	(1,347,589)	(48,142,867)	(34,650,031)
Net increase (decrease)	(677,455)	1,003,292	$(17,591,627)	$25,182,697

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details)

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund (formerly Fidelity Advisor Electronics Fund), Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund (formerly Fidelity Advisor Electronics Fund), Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the Funds), each a fund of Fidelity Advisor Series VII, including the schedules of investments, as of July 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund as of July 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 90 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to Fidelity SelectCo, LLC (SelectCo), 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Fidelity Advisor Biotechnology Fund
Class A	1.04%
Actual		$1,000.00	$1,162.10	$5.58
Hypothetical-C		$1,000.00	$1,019.64	$5.21
Class M	1.37%
Actual		$1,000.00	$1,160.40	$7.34
Hypothetical-C		$1,000.00	$1,018.00	$6.85
Class C	1.78%
Actual		$1,000.00	$1,158.20	$9.53
Hypothetical-C		$1,000.00	$1,015.97	$8.90
Class I	.77%
Actual		$1,000.00	$1,163.70	$4.13
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Fidelity Advisor Communications Equipment Fund
Class A	1.40%
Actual		$1,000.00	$1,084.80	7.24
Hypothetical-C		$1,000.00	1,017.85	7.00
Class M	1.65%
Actual		$1,000.00	$1,083.00	$8.52
Hypothetical-C		$1,000.00	$1,016.61	$8.25
Class C	2.15%
Actual		$1,000.00	$1,081.30	11.10
Hypothetical-C		$1,000.00	1,014.13	10.74
Class I	1.15%
Actual		$1,000.00	$1,086.30	5.95
Hypothetical-C		$1,000.00	1,019.09	5.76
Fidelity Advisor Consumer Discretionary Fund
Class A	1.08%
Actual		$1,000.00	$1,067.50	$5.54
Hypothetical-C		$1,000.00	$1,019.44	$5.41
Class M	1.36%
Actual		$1,000.00	$1,066.00	$6.97
Hypothetical-C		$1,000.00	$1,018.05	$6.81
Class C	1.83%
Actual		$1,000.00	$1,063.60	$9.36
Hypothetical-C		$1,000.00	$1,015.72	$9.15
Class I	.82%
Actual		$1,000.00	$1,069.00	$4.21
Hypothetical-C		$1,000.00	$1,020.73	$4.11
Fidelity Advisor Energy Fund
Class A	1.09%
Actual		$1,000.00	$866.30	$5.04
Hypothetical-C		$1,000.00	$1,019.39	$5.46
Class M	1.36%
Actual		$1,000.00	$864.90	$6.29
Hypothetical-C		$1,000.00	$1,018.05	$6.81
Class C	1.81%
Actual		$1,000.00	$863.30	$8.36
Hypothetical-C		$1,000.00	$1,015.82	$9.05
Class I	.81%
Actual		$1,000.00	$867.30	$3.75
Hypothetical-C		$1,000.00	$1,020.78	$4.06
Fidelity Advisor Financial Services Fund
Class A	1.08%
Actual		$1,000.00	$1,069.50	$5.54
Hypothetical-C		$1,000.00	$1,019.44	$5.41
Class M	1.36%
Actual		$1,000.00	$1,068.50	$6.98
Hypothetical-C		$1,000.00	$1,018.05	$6.81
Class C	1.84%
Actual		$1,000.00	$1,065.70	$9.42
Hypothetical-C		$1,000.00	$1,015.67	$9.20
Class I	.82%
Actual		$1,000.00	$1,070.80	$4.21
Hypothetical-C		$1,000.00	$1,020.73	$4.11
Fidelity Advisor Health Care Fund
Class A	1.04%
Actual		$1,000.00	$1,154.50	$5.56
Hypothetical-C		$1,000.00	$1,019.64	$5.21
Class M	1.31%
Actual		$1,000.00	$1,153.10	$6.99
Hypothetical-C		$1,000.00	$1,018.30	$6.56
Class C	1.78%
Actual		$1,000.00	$1,150.30	$9.49
Hypothetical-C		$1,000.00	$1,015.97	$8.90
Class I	.77%
Actual		$1,000.00	$1,156.00	$4.12
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Fidelity Advisor Industrials Fund
Class A	1.05%
Actual		$1,000.00	$1,029.60	$5.28
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class M	1.31%
Actual		$1,000.00	$1,028.00	$6.59
Hypothetical-C		$1,000.00	$1,018.30	$6.56
Class C	1.81%
Actual		$1,000.00	$1,025.60	$9.09
Hypothetical-C		$1,000.00	$1,015.82	$9.05
Class I	.79%
Actual		$1,000.00	$1,030.80	$3.98
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Fidelity Advisor Semiconductors Fund
Class A	1.12%
Actual		$1,000.00	$1,106.20	$5.85
Hypothetical-C		$1,000.00	$1,019.24	$5.61
Class M	1.47%
Actual		$1,000.00	$1,103.60	$7.67
Hypothetical-C		$1,000.00	$1,017.50	$7.35
Class C	1.90%
Actual		$1,000.00	$1,101.50	$9.90
Hypothetical-C		$1,000.00	$1,015.37	$9.49
Class I	.84%
Actual		$1,000.00	$1,107.50	$4.39
Hypothetical-C		$1,000.00	$1,020.63	$4.21
Fidelity Advisor Technology Fund
Class A	1.06%
Actual		$1,000.00	$1,253.50	$5.92
Hypothetical-C		$1,000.00	$1,019.54	$5.31
Class M	1.32%
Actual		$1,000.00	$1,252.00	$7.37
Hypothetical-C		$1,000.00	$1,018.25	$6.61
Class C	1.81%
Actual		$1,000.00	$1,248.90	$10.09
Hypothetical-C		$1,000.00	$1,015.82	$9.05
Class I	.78%
Actual		$1,000.00	$1,255.40	$4.36
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Fidelity Advisor Utilities Fund
Class A	1.10%
Actual		$1,000.00	$1,133.00	$5.82
Hypothetical-C		$1,000.00	$1,019.34	$5.51
Class M	1.39%
Actual		$1,000.00	$1,131.10	$7.34
Hypothetical-C		$1,000.00	$1,017.90	$6.95
Class C	1.85%
Actual		$1,000.00	$1,128.50	$9.76
Hypothetical-C		$1,000.00	$1,015.62	$9.25
Class I	.83%
Actual		$1,000.00	$1,134.60	$4.39
Hypothetical-C		$1,000.00	$1,020.68	$4.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Biotechnology Fund	$0
Fidelity Advisor Communications Equipment Fund	$128,999
Fidelity Advisor Consumer Discretionary Fund	$0
Fidelity Advisor Energy Fund	$0
Fidelity Advisor Financial Services Fund	$0
Fidelity Advisor Health Care Fund	$0
Fidelity Advisor Industrials Fund	$30,925,821
Fidelity Advisor Semiconductors Fund	$11,041,720
Fidelity Advisor Technology Fund	$47,852,847
Fidelity Advisor Utilities Fund	$0

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Class I
Fidelity Advisor Biotechnology Fund
December, 2016	0%	0%	0%	0%
Fidelity Advisor Communications Equipment Fund
December, 2016	100%	100%	0%	100%
Fidelity Advisor Consumer Discretionary Fund
December, 2016	100%	100%	0%	100%
Fidelity Advisor Energy Fund
December, 2016	100%	0%	0%	100%
Fidelity Advisor Financial Services Fund
December, 2016	100%	100%	100%	100%
Fidelity Advisor Health Care Fund
December, 2016	0%	0%	0%	0%
Fidelity Advisor Industrials Fund
December, 2016	100%	100%	0%	100%
Fidelity Advisor Semiconductors Fund
December, 2016	100%	0%	0%	100%
Fidelity Advisor Technology Fund
December, 2016	65%	81%	100%	66%
Fidelity Advisor Utilities Fund
December, 2016	100%	100%	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Class I
Fidelity Advisor Biotechnology Fund
December, 2016	0%	0%	0%	0%
Fidelity Advisor Communications Equipment Fund
December, 2016	100%	100%	0%	100%
Fidelity Advisor Consumer Discretionary Fund
December, 2016	100%	100%	0%	100%
Fidelity Advisor Energy Fund
December, 2016	100%	0%	0%	100%
Fidelity Advisor Financial Services Fund
December, 2016	100%	100%	100%	100%
Fidelity Advisor Health Care Fund
December, 2016	0%	0%	0%	0%
Fidelity Advisor Industrials Fund
December, 2016	100%	100%	0%	100%
Fidelity Advisor Semiconductors Fund
December, 2016	100%	0%	0%	100%
Fidelity Advisor Technology Fund
December, 2016	97%	100%	100%	98%
Fidelity Advisor Utilities Fund
December, 2016	100%	100%	100%	100%

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

AFOC-ANN-0917
1.762411.116

Fidelity Advisor® Global Real Estate Fund Class A, Class M (formerly Class T), Class C and Class I Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity Advisor® Global Real Estate Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Real Estate Fund - Class A on August 11, 2016, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the FTSE EPRA/NAREIT Developed Index performed over the same period.

Period Ending Values
$9,331	Fidelity Advisor® Global Real Estate Fund - Class A
$9,960	FTSE EPRA/NAREIT Developed Index

Management's Discussion of Fund Performance

Market Recap:  The fundamental backdrop for global real estate securities – the balance of supply and demand for commercial property – remained positive for the 12 months ending July 31, 2017, even if the market’s rate of improvement this period trailed that of previous years. Nevertheless, the FTSE® EPRA℠/NAREIT® Developed Index – a proxy for global real estate securities – returned -1.93%. Though negative, this result meaningfully outpaced the market decline of U.S. real estate investment trusts (REITs) – as measured by the Dow Jones U.S. Select Real Estate Securities Index℠ – whose -5.66% return was shaped most notably by weakness among retail-property owners struggling to manage difficult business conditions for tenants. Throughout the period, we saw a large gap between the best- and worst-performing global real estate sectors, with the offices (-4%) and diversified (-7%) groups joining retail (-22%) as the biggest laggards. Meanwhile, the hotels (+5%) and industrial segments (+7%) were strong performers, with the latter benefiting from a global shift in favor of e-commerce and increased demand for specialized distribution facilities. Regionally, only Asia Pacific ex Japan (+2%), Europe (+1%) and the U.K. (+1%) notched gains.

Comments from Portfolio Manager Steven Buller:  For the period from the fund’s inception date of August 11, 2016, through its fiscal year end on July 31, 2017, the fund’s share classes (excluding sales charges, if applicable) returned about -1% to -2%, lagging the -0.40% result of the benchmark FTSE® EPRASM/NAREIT® Developed Index. On a country basis, the fund was hampered most by positioning in Hong Kong, where a combination of unfavorable security selection and an underweighting in this strong-performing market detracted on a benchmark-relative basis. Subpar security selection in Canada also hampered results, as did some untimely investments in Sweden. On the positive side, our picks in the United States – which made up more than half of the benchmark – and Australia contributed, as did the fund’s overweighting in strong-performing Austria. In industry terms, meanwhile, the fund was hurt by disappointing stock picking among real estate developers and diversified real estate companies. Results were mixed in both the retail and the industrial categories; in each group, security selection was negative but the effect was more than offset by our decision to underweight retail REITs and to overweight industrial REITs. The fund’s biggest individual detractor this period was Spirit Realty Capital, a U.S.-based “triple net” REIT, while our top contributor was Buwog, an Austria-based owner and developer of apartment properties.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Prologis, Inc.	3.5	3.3
Ventas, Inc.	3.0	2.5
UDR, Inc.	2.8	2.8
Simon Property Group, Inc.	2.7	2.3
Mitsubishi Estate Co. Ltd.	2.6	2.4
Duke Realty Corp.	2.6	3.3
Boston Properties, Inc.	2.3	2.4
Mitsui Fudosan Co. Ltd.	2.3	2.1
Welltower, Inc.	2.3	1.6
Public Storage	2.2	3.6
	26.3

Top Five Countries as of July 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	51.3	54.6
Japan	10.8	10.5
United Kingdom	6.0	2.6
Australia	5.9	4.9
Hong Kong	4.2	5.6

Top Five REIT Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	10.8	9.4
REITs - Diversified	9.3	8.1
REITs - Office Property	7.8	6.0
REITs - Health Care	7.2	6.2
REITs - Warehouse/Industrial	6.4	6.0

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks	96.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

 * Foreign investments - 45.0%

As of January 31, 2017 *
Stocks	95.0%
Short-Term Investments and Net Other Assets (Liabilities)	5.0%

 * Foreign investments - 40.4%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Australia - 5.9%
Abacus Property Group unit	6,465	$16,085
Goodman Group unit	7,630	48,588
Ingenia Communities Group unit	14,054	28,895
National Storage (REIT) unit	18,955	22,670
Propertylink Group unit	34,000	22,576
The GPT Group unit	7,120	27,284

TOTAL AUSTRALIA		166,098

Austria - 1.9%
BUWOG-Gemeinnuetzige Wohnung	1,812	53,272
Canada - 1.0%
Smart (REIT)	1,074	27,015
Cyprus - 0.5%
Aroundtown Property Holdings PLC	2,529	14,969
France - 1.8%
Gecina SA rights 8/2/17 (a)	315	935
Unibail-Rodamco	199	49,789

TOTAL FRANCE		50,724

Germany - 3.5%
LEG Immobilien AG	533	51,291
Vonovia SE	1,150	46,634

TOTAL GERMANY		97,925

Hong Kong - 4.2%
Henderson Land Development Co. Ltd.	3,730	21,585
Sino Land Ltd.	26,400	43,601
Sun Hung Kai Properties Ltd.	3,450	53,445

TOTAL HONG KONG		118,631

Ireland - 2.7%
Hibernia (REIT) PLC	32,100	53,314
Irish Residential Properties REIT PLC	14,000	22,208

TOTAL IRELAND		75,522

Japan - 10.8%
Advance Residence Investment Corp.	11	26,880
Ichigo, Inc.	7,000	21,398
Japan Senior Living Investment Corp.	9	11,886
Kenedix Office Investment Corp.	5	28,255
Kenedix Retail REIT Corp.	10	21,942
Mitsubishi Estate Co. Ltd.	4,080	74,239
Mitsui Fudosan Co. Ltd.	2,810	64,601
NTT Urban Development Co.	2,100	21,506
ORIX JREIT, Inc.	21	31,887

TOTAL JAPAN		302,594

Mexico - 0.3%
Terrafina	4,200	7,314
Singapore - 3.8%
Mapletree Commercial Trust	22,000	26,056
Parkway Life REIT	20,600	41,195
UOL Group Ltd.	6,900	40,173

TOTAL SINGAPORE		107,424

Spain - 2.4%
Hispania Activos Inmobiliarios SA	1,345	24,265
Inmobiliaria Colonial SA	4,224	39,498
Neinor Homes SLU	210	4,863

TOTAL SPAIN		68,626

Sweden - 0.2%
Castellum AB	400	6,218
United Kingdom - 6.0%
British Land Co. PLC	6,770	54,532
Derwent London PLC	999	37,539
Londonmetric Properity PLC	14,495	32,187
Tritax Big Box REIT PLC	13,275	26,238
U & I Group PLC	7,153	17,766

TOTAL UNITED KINGDOM		168,262

United States of America - 51.3%
American Homes 4 Rent Class A	1,211	27,865
Apartment Investment & Management Co. Class A	689	31,384
AvalonBay Communities, Inc.	289	55,589
Boston Properties, Inc.	546	66,017
Brandywine Realty Trust (SBI)	1,606	26,997
Brixmor Property Group, Inc.	1,027	20,119
Camden Property Trust (SBI)	189	16,953
Cousins Properties, Inc.	1,725	15,853
DCT Industrial Trust, Inc.	883	49,748
DDR Corp.	586	5,971
DiamondRock Hospitality Co.	1,655	19,330
Digital Realty Trust, Inc.	449	51,788
Duke Realty Corp.	2,516	71,932
Equity Lifestyle Properties, Inc.	649	56,658
Equity Residential (SBI)	436	29,674
Essex Property Trust, Inc.	130	34,021
Extra Space Storage, Inc.	485	38,558
Gaming & Leisure Properties	580	22,005
GDS Holdings Ltd. ADR	1,100	10,296
General Growth Properties, Inc.	2,229	50,398
Gramercy Property Trust	1,073	32,426
Host Hotels & Resorts, Inc.	1,840	34,334
Hudson Pacific Properties, Inc.	702	22,969
Invitation Homes, Inc.	221	4,712
Kimco Realty Corp.	1,155	23,308
Prologis, Inc.	1,610	97,905
Public Storage	303	62,288
Regency Centers Corp.	296	19,601
Safety Income and Growth, Inc.	200	3,720
Simon Property Group, Inc.	475	75,288
SL Green Realty Corp.	254	26,231
Spirit Realty Capital, Inc.	1,300	10,309
Sun Communities, Inc.	405	36,049
The Macerich Co.	202	11,593
UDR, Inc.	2,034	79,509
Urban Edge Properties	340	8,544
Ventas, Inc.	1,240	83,514
VEREIT, Inc.	5,142	42,730
Welltower, Inc.	871	63,923

TOTAL UNITED STATES OF AMERICA		1,440,109

TOTAL COMMON STOCKS
(Cost $2,661,762)		2,704,703

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 1.11% (b)
(Cost $41,979)	41,971	41,979
TOTAL INVESTMENT PORTFOLIO - 97.8%
(Cost $2,703,741)		2,746,682
NET OTHER ASSETS (LIABILITIES) - 2.2%		60,565
NET ASSETS - 100%		$2,807,247

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$459
Total	$459

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,661,762)	$2,704,703
Fidelity Central Funds (cost $41,979)	41,979
Total Investments (cost $2,703,741)		$2,746,682
Cash		30,337
Receivable for investments sold		36,330
Receivable for fund shares sold		36
Dividends receivable		6,070
Distributions receivable from Fidelity Central Funds		23
Receivable from investment adviser for expense reductions		42,103
Other receivables		57
Total assets		2,861,638
Liabilities
Payable for investments purchased	$3,669
Accrued management fee	1,593
Distribution and service plan fees payable	962
Other affiliated payables	423
Other payables and accrued expenses	47,744
Total liabilities		54,391
Net Assets		$2,807,247
Net Assets consist of:
Paid in capital		$2,831,098
Undistributed net investment income		18,064
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(85,043)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		43,128
Net Assets		$2,807,247
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($657,073 ÷ 66,993 shares)		$9.81
Maximum offering price per share (100/94.25 of $9.81)		$10.41
Class M:
Net Asset Value and redemption price per share ($549,882 ÷ 56,142 shares)		$9.79
Maximum offering price per share (100/96.50 of $9.79)		$10.15
Class C:
Net Asset Value and offering price per share ($737,089 ÷ 75,499 shares)(a)		$9.76
Class I:
Net Asset Value, offering price and redemption price per share ($863,203 ÷ 87,879 shares)		$9.82

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period August 11, 2016 (commencement of operations) to July 31, 2017
Investment Income
Dividends		$74,987
Interest		43
Income from Fidelity Central Funds		459
Income before foreign taxes withheld		75,489
Less foreign taxes withheld		(2,626)
Total income		72,863
Expenses
Management fee	$16,753
Transfer agent fees	3,206
Distribution and service plan fees	9,874
Accounting fees and expenses	936
Custodian fees and expenses	27,956
Independent trustees' fees and expenses	51
Registration fees	107,713
Audit	52,290
Legal	21
Miscellaneous	232
Total expenses before reductions	219,032
Expense reductions	(181,891)	37,141
Net investment income (loss)		35,722
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(84,151)
Fidelity Central Funds	5
Foreign currency transactions	1,430
Total net realized gain (loss)		(82,716)
Change in net unrealized appreciation (depreciation) on:
Investment securities	42,941
Assets and liabilities in foreign currencies	187
Total change in net unrealized appreciation (depreciation)		43,128
Net gain (loss)		(39,588)
Net increase (decrease) in net assets resulting from operations		$(3,866)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period August 11, 2016 (commencement of operations) to July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$35,722
Net realized gain (loss)	(82,716)
Change in net unrealized appreciation (depreciation)	43,128
Net increase (decrease) in net assets resulting from operations	(3,866)
Distributions to shareholders from net investment income	(17,656)
Distributions to shareholders from net realized gain	(2,329)
Total distributions	(19,985)
Share transactions - net increase (decrease)	2,831,098
Total increase (decrease) in net assets	2,807,247
Net Assets
Beginning of period	–
End of period	$2,807,247
Other Information
Undistributed net investment income end of period	$18,064

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Global Real Estate Fund Class A

Years ended July 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.15
Net realized and unrealized gain (loss)	(.26)
Total from investment operations	(.11)
Distributions from net investment income	(.07)
Distributions from net realized gain	(.01)
Total distributions	(.08)
Net asset value, end of period	$9.81
Total ReturnC,D,E	(1.00)%
Ratios to Average Net AssetsF,G
Expenses before reductions	8.94%H
Expenses net of fee waivers, if any	1.40%H
Expenses net of all reductions	1.39%H
Net investment income (loss)	1.65%H
Supplemental Data
Net assets, end of period (000 omitted)	$657
Portfolio turnover rateI	59%H

 A For the period August 11, 2016 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Global Real Estate Fund Class M

Years ended July 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.13
Net realized and unrealized gain (loss)	(.27)
Total from investment operations	(.14)
Distributions from net investment income	(.06)
Distributions from net realized gain	(.01)
Total distributions	(.07)
Net asset value, end of period	$9.79
Total ReturnC,D,E	(1.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	9.20%H
Expenses net of fee waivers, if any	1.65%H
Expenses net of all reductions	1.64%H
Net investment income (loss)	1.40%H
Supplemental Data
Net assets, end of period (000 omitted)	$550
Portfolio turnover rateI	59%H

 A For the period August 11, 2016 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Global Real Estate Fund Class C

Years ended July 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.08
Net realized and unrealized gain (loss)	(.26)
Total from investment operations	(.18)
Distributions from net investment income	(.05)
Distributions from net realized gain	(.01)
Total distributions	(.06)
Net asset value, end of period	$9.76
Total ReturnC,D,E	(1.77)%
Ratios to Average Net AssetsF,G
Expenses before reductions	9.75%H
Expenses net of fee waivers, if any	2.15%H
Expenses net of all reductions	2.14%H
Net investment income (loss)	.90%H
Supplemental Data
Net assets, end of period (000 omitted)	$737
Portfolio turnover rateI	59%H

 A For the period August 11, 2016 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Global Real Estate Fund Class I

Years ended July 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.17
Net realized and unrealized gain (loss)	(.26)
Total from investment operations	(.09)
Distributions from net investment income	(.08)
Distributions from net realized gain	(.01)
Total distributions	(.09)
Net asset value, end of period	$9.82
Total ReturnC,D	(.80)%
Ratios to Average Net AssetsE,F
Expenses before reductions	8.74%G
Expenses net of fee waivers, if any	1.15%G
Expenses net of all reductions	1.14%G
Net investment income (loss)	1.90%G
Supplemental Data
Net assets, end of period (000 omitted)	$863
Portfolio turnover rateH	59%G

 A For the period August 11, 2016 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Advisor Global Real Estate Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3– unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$144,547
Gross unrealized depreciation	(137,873)
Net unrealized appreciation (depreciation) on securities	$6,674
Tax Cost	$2,740,008

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$–
Undistributed ordinary income	$51,122
Capital loss carryforward	$(81,834)
Net unrealized appreciation (depreciation) on securities and other investments	$6,863

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(81,834)

The tax character of distributions paid was as follows:

July 31, 2017(a)
Ordinary Income	$19,985
Long-term Capital Gains	–
Total	$19,985

 (a) For the period August 11, 2016 (commencement of operations) to July 31, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,156,285 and $1,391,448, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,501	$1,144
Class M	.25%	.25%	2,392	2,282
Class C	.75%	.25%	5,981	5,931
			$9,874	$9,357

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,311
Class M	37
Class C(a)	–
$1,348

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$947.16
Class M	667.14
Class C	732.12
Class I	860.12
	$3,206

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $62 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through September 30, 2018. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.40%	$45,139
Class M	1.65%	36,017
Class C	2.15%	45,305
Class I	1.15%	55,175
		$181,636

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $153 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $79.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $23.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended July 31, 2017(a)
From net investment income
Class A	$4,562
Class M	3,316
Class C	3,067
Class I	6,711
Total	$17,656
From net realized gain
Class A	$562
Class M	466
Class C	563
Class I	738
Total	$2,329

 (a) For the period August 11, 2016 (commencement of operations) to July 31, 2017.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended July 31, 2017(a)	Year ended July 31, 2017(a)
Class A
Shares sold	81,755	$803,455
Reinvestment of distributions	575	5,124
Shares redeemed	(15,337)	(141,193)
Net increase (decrease)	66,993	$667,386
Class M
Shares sold	55,940	$555,479
Reinvestment of distributions	424	3,782
Shares redeemed	(222)	(2,000)
Net increase (decrease)	56,142	$557,261
Class C
Shares sold	75,177	$736,227
Reinvestment of distributions	335	2,984
Shares redeemed	(13)	(118)
Net increase (decrease)	75,499	$739,093
Class I
Shares sold	89,258	$880,092
Reinvestment of distributions	835	7,448
Shares redeemed	(2,214)	(20,182)
Net increase (decrease)	87,879	$867,358

 (a) For the period August 11, 2016 (commencement of operations) to July 31, 2017.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 77% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Global Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Global Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2017, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from August 11, 2016 (commencement of operations) to July 31, 2017. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Global Real Estate Fund as of July 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 11, 2016 (commencement of operations) to July 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 90 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to Fidelity SelectCo, LLC (SelectCo), 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Class A	1.40%
Actual		$1,000.00	$1,081.60	$7.23
Hypothetical-C		$1,000.00	$1,017.80	$7.00
Class M	1.65%
Actual		$1,000.00	$1,079.40	$8.51
Hypothetical-C		$1,000.00	$1,016.56	$8.25
Class C	2.15%
Actual		$1,000.00	$1,077.30	$11.07
Hypothetical-C		$1,000.00	$1,014.08	$10.74
Class I	1.15%
Actual		$1,000.00	$1,082.70	$5.94
Hypothetical-C		$1,000.00	$1,019.04	$5.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

AGRE-ANN-0917
1.9881280.100

Fidelity Advisor® Real Estate Fund Class A, Class M (formerly Class T), Class C and Class I Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(11.06)%	6.91%	5.83%
Class M (incl. 3.50% sales charge)	(9.12)%	7.17%	5.83%
Class C (incl. contingent deferred sales charge)	(7.22)%	7.37%	5.66%
Class I	(5.36)%	8.46%	6.74%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Fund - Class A on July 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,625	Fidelity Advisor® Real Estate Fund - Class A
$21,073	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Portfolio Manager Samuel Wald:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned about -5% and -6%, roughly in line with the -5.66% return of the Dow Jones U.S. Select Real Estate Securities Index℠. Compared with the real estate index, underweighting retail REITs (real estate investment trusts) added value, despite subpar stock picking there. In this group, the fund was hurt by relative overweightings in Pennsylvania Real Estate Investment Trust, DDR and Cedar Realty Trust, although not owning certain poor-performing benchmark components, such as Kimco Realty and Macerich, helped results. Elsewhere, the fund benefited from strongly positive results in categories such as the catch-all real estate-related group, which houses many of the fund's non-benchmark holdings, and the hotels group. We also outperformed among self-storage REITs. On an individual basis, the fund benefited from overweighting industrial REIT DCT Industrial Trust, one of the beneficiaries of a global shift toward e-commerce. Tempering that contribution, though, was our substantial underexposure to Prologis, whose risk/reward trade-off we found less appealing than that of DCT and various other industrial REIT competitors. Of final note, among our investments in data-center REITs, out-of-index exposure to Equinix and CoreSite helped results, although an underweight in Digital Realty Trust and our lack of exposure to benchmark component DuPont Fabros Technology were corresponding negatives. Neither Digital Realty nor Pennsylvania Real Estate Investment was in the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
AvalonBay Communities, Inc.	6.2	5.6
Simon Property Group, Inc.	5.4	10.2
Ventas, Inc.	5.3	5.1
Boston Properties, Inc.	5.1	5.0
Extra Space Storage, Inc.	4.4	4.2
Mid-America Apartment Communities, Inc.	4.1	3.7
Essex Property Trust, Inc.	4.1	2.8
Welltower, Inc.	3.7	2.3
General Growth Properties, Inc.	3.2	1.3
Public Storage	3.2	3.9
	44.7

Top Five REIT Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	20.3	18.1
REITs - Office Property	16.3	14.9
REITs - Health Care	11.6	11.1
REITs - Regional Malls	9.5	14.4
REITs - Storage	7.6	8.1

Asset Allocation (% of fund's net assets)

As of July 31, 2017
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

As of January 31, 2017
Stocks	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 96.9%
REITs - Apartments - 20.3%
American Homes 4 Rent Class A	817,800	$18,817,578
AvalonBay Communities, Inc.	278,040	53,480,995
Education Realty Trust, Inc.	183,900	6,905,445
Equity Residential (SBI)	371,609	25,291,709
Essex Property Trust, Inc.	134,647	35,237,120
Mid-America Apartment Communities, Inc.	343,649	35,577,981
		175,310,828
REITs - Diversified - 7.4%
Corrections Corp. of America	130,000	3,601,000
Duke Realty Corp.	796,500	22,771,935
Equinix, Inc.	46,500	20,958,945
Vornado Realty Trust	23,483	1,863,376
Washington REIT (SBI)	448,300	14,986,669
		64,181,925
REITs - Health Care - 11.6%
Healthcare Realty Trust, Inc.	484,500	16,133,850
Sabra Health Care REIT, Inc. (a)	247,861	5,750,375
Ventas, Inc.	681,205	45,879,157
Welltower, Inc.	443,319	32,535,181
		100,298,563
REITs - Hotels - 5.8%
DiamondRock Hospitality Co.	1,229,850	14,364,648
Host Hotels & Resorts, Inc.	958,334	17,882,512
Sunstone Hotel Investors, Inc.	1,076,100	17,518,908
		49,766,068
REITs - Management/Investment - 3.5%
American Assets Trust, Inc.	189,800	7,707,778
American Tower Corp.	17,500	2,385,775
CoreSite Realty Corp.	132,400	14,375,992
Empire State Realty Trust, Inc.	293,500	6,131,215
		30,600,760
REITs - Manufactured Homes - 2.6%
Equity Lifestyle Properties, Inc.	252,503	22,043,512
REITs - Office Property - 16.3%
Boston Properties, Inc.	364,947	44,125,742
Corporate Office Properties Trust (SBI)	477,400	15,892,646
Douglas Emmett, Inc.	580,600	22,213,756
Highwoods Properties, Inc. (SBI)	336,200	17,321,024
Hudson Pacific Properties, Inc.	641,300	20,983,336
Mack-Cali Realty Corp.	239,122	6,274,561
SL Green Realty Corp.	136,300	14,075,701
		140,886,766
REITs - Regional Malls - 9.5%
General Growth Properties, Inc.	1,238,300	27,997,963
Simon Property Group, Inc.	291,850	46,258,225
Taubman Centers, Inc.	143,500	8,160,845
		82,417,033
REITs - Shopping Centers - 5.1%
Acadia Realty Trust (SBI)	177,600	5,281,824
Cedar Realty Trust, Inc.	1,282,058	6,641,060
DDR Corp.	894,000	9,109,860
Urban Edge Properties	931,441	23,407,112
		44,439,856
REITs - Storage - 7.6%
Extra Space Storage, Inc.	471,800	37,508,100
Public Storage	135,450	27,844,457
		65,352,557
REITs - Warehouse/Industrial - 7.0%
DCT Industrial Trust, Inc.	491,966	27,717,364
Prologis, Inc.	409,277	24,888,134
Terreno Realty Corp.	239,980	8,308,108
		60,913,606
Specialized REITs - 0.2%
Safety Income and Growth, Inc.	111,500	2,073,900

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		838,285,374

Hotels, Restaurants & Leisure - 1.5%
Hotels, Resorts & Cruise Lines - 1.5%
Marriott International, Inc. Class A	125,100	13,034,169
TOTAL COMMON STOCKS
(Cost $674,899,318)		851,319,543

Money Market Funds - 2.2%
Fidelity Cash Central Fund, 1.11% (b)	16,091,144	16,094,362
Fidelity Securities Lending Cash Central Fund 1.11% (b)(c)	2,436,506	2,436,750
TOTAL MONEY MARKET FUNDS
(Cost $18,531,112)		18,531,112
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $693,430,430)		869,850,655
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(4,994,635)
NET ASSETS - 100%		$864,856,020

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$66,719
Fidelity Securities Lending Cash Central Fund	2,317
Total	$69,036

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $2,380,320) — See accompanying schedule: Unaffiliated issuers (cost $674,899,318)	$851,319,543
Fidelity Central Funds (cost $18,531,112)	18,531,112
Total Investments (cost $693,430,430)		$869,850,655
Receivable for investments sold		7,461,497
Receivable for fund shares sold		470,611
Dividends receivable		34,046
Distributions receivable from Fidelity Central Funds		14,647
Other receivables		75,988
Total assets		877,907,444
Liabilities
Payable for investments purchased	$6,120,568
Payable for fund shares redeemed	3,649,514
Accrued management fee	391,704
Distribution and service plan fees payable	168,303
Other affiliated payables	186,865
Other payables and accrued expenses	97,720
Collateral on securities loaned	2,436,750
Total liabilities		13,051,424
Net Assets		$864,856,020
Net Assets consist of:
Paid in capital		$664,545,575
Undistributed net investment income		3,115,350
Accumulated undistributed net realized gain (loss) on investments		20,774,870
Net unrealized appreciation (depreciation) on investments		176,420,225
Net Assets		$864,856,020
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($249,441,775 ÷ 10,864,562 shares)		$22.96
Maximum offering price per share (100/94.25 of $22.96)		$24.36
Class M:
Net Asset Value and redemption price per share ($153,284,502 ÷ 6,681,974 shares)		$22.94
Maximum offering price per share (100/96.50 of $22.94)		$23.77
Class C:
Net Asset Value and offering price per share ($62,551,295 ÷ 2,785,283 shares)(a)		$22.46
Class I:
Net Asset Value, offering price and redemption price per share ($399,578,448 ÷ 17,246,976 shares)		$23.17

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$22,746,082
Income from Fidelity Central Funds		69,036
Total income		22,815,118
Expenses
Management fee	$4,975,458
Transfer agent fees	2,064,752
Distribution and service plan fees	2,317,762
Accounting and security lending fees	307,694
Custodian fees and expenses	48,769
Independent trustees' fees and expenses	20,634
Registration fees	105,156
Audit	54,556
Legal	12,983
Miscellaneous	13,690
Total expenses before reductions	9,921,454
Expense reductions	(89,990)	9,831,464
Net investment income (loss)		12,983,654
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	50,440,735
Fidelity Central Funds	951
Total net realized gain (loss)		50,441,686
Change in net unrealized appreciation (depreciation) on investment securities		(127,656,753)
Net gain (loss)		(77,215,067)
Net increase (decrease) in net assets resulting from operations		$(64,231,413)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,983,654	$15,064,030
Net realized gain (loss)	50,441,686	29,473,051
Change in net unrealized appreciation (depreciation)	(127,656,753)	119,116,271
Net increase (decrease) in net assets resulting from operations	(64,231,413)	163,653,352
Distributions to shareholders from net investment income	(12,016,018)	(14,426,839)
Distributions to shareholders from net realized gain	(47,681,990)	(23,588,298)
Total distributions	(59,698,008)	(38,015,137)
Share transactions - net increase (decrease)	(90,656,092)	25,518,551
Total increase (decrease) in net assets	(214,585,513)	151,156,766
Net Assets
Beginning of period	1,079,441,533	928,284,767
End of period	$864,856,020	$1,079,441,533
Other Information
Undistributed net investment income end of period	$3,115,350	$2,886,835

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class A

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$25.93	$22.90	$22.57	$20.92	$19.83
Income from Investment Operations
Net investment income (loss)A	.33	.37	.30	.31	.22
Net realized and unrealized gain (loss)	(1.82)	3.61	1.82	2.13	1.27
Total from investment operations	(1.49)	3.98	2.12	2.44	1.49
Distributions from net investment income	(.30)	(.36)	(.30)	(.27)	(.23)
Distributions from net realized gain	(1.18)	(.59)	(1.49)	(.52)	(.17)
Total distributions	(1.48)	(.95)	(1.79)	(.79)	(.40)
Net asset value, end of period	$22.96	$25.93	$22.90	$22.57	$20.92
Total ReturnB,C	(5.63)%	18.33%	9.70%	12.34%	7.66%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.09%	1.09%	1.10%	1.16%	1.17%
Expenses net of fee waivers, if any	1.09%	1.09%	1.10%	1.16%	1.17%
Expenses net of all reductions	1.08%	1.08%	1.09%	1.15%	1.16%
Net investment income (loss)	1.42%	1.62%	1.32%	1.47%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$249,442	$370,408	$327,489	$274,136	$246,323
Portfolio turnover rateF	69%	62%	57%	83%	63%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class M

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$25.90	$22.88	$22.55	$20.91	$19.82
Income from Investment Operations
Net investment income (loss)A	.27	.32	.25	.26	.17
Net realized and unrealized gain (loss)	(1.81)	3.60	1.82	2.13	1.28
Total from investment operations	(1.54)	3.92	2.07	2.39	1.45
Distributions from net investment income	(.24)	(.30)	(.25)	(.23)	(.19)
Distributions from net realized gain	(1.18)	(.59)	(1.49)	(.52)	(.17)
Total distributions	(1.42)	(.90)B	(1.74)	(.75)	(.36)
Net asset value, end of period	$22.94	$25.90	$22.88	$22.55	$20.91
Total ReturnC,D	(5.83)%	18.02%	9.46%	12.07%	7.43%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.33%	1.33%	1.34%	1.37%	1.38%
Expenses net of fee waivers, if any	1.33%	1.33%	1.34%	1.37%	1.38%
Expenses net of all reductions	1.32%	1.32%	1.33%	1.36%	1.38%
Net investment income (loss)	1.18%	1.38%	1.09%	1.26%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$153,285	$199,431	$168,375	$138,783	$114,717
Portfolio turnover rateG	69%	62%	57%	83%	63%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.90 per share is comprised of distributions from net investment income of $.303 and distributions from net realized gain of $.594 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class C

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$25.43	$22.49	$22.23	$20.61	$19.55
Income from Investment Operations
Net investment income (loss)A	.15	.19	.13	.15	.07
Net realized and unrealized gain (loss)	(1.78)	3.54	1.78	2.10	1.26
Total from investment operations	(1.63)	3.73	1.91	2.25	1.33
Distributions from net investment income	(.16)	(.20)	(.16)	(.11)	(.10)
Distributions from net realized gain	(1.18)	(.59)	(1.49)	(.52)	(.17)
Total distributions	(1.34)	(.79)	(1.65)	(.63)	(.27)
Net asset value, end of period	$22.46	$25.43	$22.49	$22.23	$20.61
Total ReturnB,C	(6.34)%	17.40%	8.85%	11.52%	6.89%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.86%	1.86%	1.87%	1.90%	1.90%
Expenses net of fee waivers, if any	1.86%	1.86%	1.87%	1.90%	1.90%
Expenses net of all reductions	1.86%	1.85%	1.86%	1.89%	1.89%
Net investment income (loss)	.65%	.85%	.56%	.73%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$62,551	$86,755	$79,291	$64,822	$75,461
Portfolio turnover rateF	69%	62%	57%	83%	63%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class I

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$26.15	$23.09	$22.74	$21.07	$19.97
Income from Investment Operations
Net investment income (loss)A	.39	.43	.36	.36	.28
Net realized and unrealized gain (loss)	(1.83)	3.64	1.83	2.15	1.27
Total from investment operations	(1.44)	4.07	2.19	2.51	1.55
Distributions from net investment income	(.36)	(.41)	(.35)	(.32)	(.28)
Distributions from net realized gain	(1.18)	(.59)	(1.49)	(.52)	(.17)
Total distributions	(1.54)	(1.01)B	(1.84)	(.84)	(.45)
Net asset value, end of period	$23.17	$26.15	$23.09	$22.74	$21.07
Total ReturnC	(5.36)%	18.61%	9.99%	12.64%	7.92%
Ratios to Average Net AssetsD,E
Expenses before reductions	.82%	.84%	.85%	.89%	.90%
Expenses net of fee waivers, if any	.82%	.83%	.85%	.89%	.90%
Expenses net of all reductions	.81%	.83%	.84%	.88%	.89%
Net investment income (loss)	1.69%	1.87%	1.57%	1.74%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$399,578	$422,848	$349,301	$298,932	$305,619
Portfolio turnover rateF	69%	62%	57%	83%	63%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.01 per share is comprised of distributions from net investment income of $.413 and distributions from net realized gain of $.594 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period August 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$186,759,548
Gross unrealized depreciation	(13,279,458)
Net unrealized appreciation (depreciation) on securities	$173,480,090
Tax Cost	$696,370,565

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,162,178
Undistributed long-term capital gain	$23,715,006
Net unrealized appreciation (depreciation) on securities and other investments	$173,480,090

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$12,016,018	$ 14,426,839
Long-term Capital Gains	47,681,990	23,588,298
Total	$59,698,008	$ 38,015,137

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $626,449,292 and $751,798,161, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$748,731	$6,419
Class M	.25%	.25%	850,472	–
Class C	.75%	.25%	718,559	72,045
			$2,317,762	$78,464

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$56,635
Class M	7,744
Class C(a)	8,891
$73,270

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$703,264.23
Class M	373,559.22
Class C	186,326.26
Class I	801,603.22
	$2,064,752

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,279 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,024 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,317.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $81,103 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,887.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Class A	$4,093,430	$5,067,842
Class M	1,850,037	2,282,274
Class B	–	23,309
Class C	523,780	668,898
Class I	5,548,771	6,384,516
Total	$12,016,018	$14,426,839
From net realized gain
Class A	$16,499,323	$8,321,843
Class M	8,976,938	4,346,704
Class B	–	96,771
Class C	3,942,806	2,036,085
Class I	18,262,923	8,786,895
Total	$47,681,990	$23,588,298

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Class A
Shares sold	2,873,672	4,736,671	$66,336,642	$108,878,379
Reinvestment of distributions	875,188	609,681	19,973,289	12,982,247
Shares redeemed	(7,171,585)	(5,361,287)	(163,182,157)	(121,804,208)
Net increase (decrease)	(3,422,725)	(14,935)	$(76,872,226)	$56,418
Class M
Shares sold	1,097,966	1,880,765	$25,270,280	$42,893,613
Reinvestment of distributions	466,802	305,958	10,646,212	6,498,077
Shares redeemed	(2,581,646)	(1,847,070)	(58,846,191)	(42,128,667)
Net increase (decrease)	(1,016,878)	339,653	$(22,929,699)	$7,263,023
Class B
Shares sold	–	1,732	$–	$39,637
Reinvestment of distributions	–	5,627	–	116,514
Shares redeemed	–	(177,126)	–	(4,084,276)
Net increase (decrease)	–	(169,767)	$–	$(3,928,125)
Class C
Shares sold	434,716	728,624	$9,891,189	$16,601,869
Reinvestment of distributions	186,230	120,168	4,173,962	2,492,064
Shares redeemed	(1,247,114)	(963,362)	(27,771,413)	(21,459,688)
Net increase (decrease)	(626,168)	(114,570)	$(13,706,262)	$(2,365,755)
Class I
Shares sold	9,790,992	6,231,007	$223,594,423	$143,673,256
Reinvestment of distributions	869,513	571,386	20,031,574	12,312,697
Shares redeemed	(9,584,158)	(5,761,958)	(220,773,902)	(131,492,963)
Net increase (decrease)	1,076,347	1,040,435	$22,852,095	$24,492,990

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 90 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to Fidelity SelectCo, LLC (SelectCo), 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Class A	1.09%
Actual		$1,000.00	$1,036.20	$5.50
Hypothetical-C		$1,000.00	$1,019.39	$5.46
Class M	1.32%
Actual		$1,000.00	$1,035.20	$6.66
Hypothetical-C		$1,000.00	$1,018.25	$6.61
Class C	1.86%
Actual		$1,000.00	$1,032.20	$9.37
Hypothetical-C		$1,000.00	$1,015.57	$9.30
Class I	.82%
Actual		$1,000.00	$1,037.50	$4.14
Hypothetical-C		$1,000.00	$1,020.73	$4.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $50,132,071, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

ARE-ANN-0917
1.789690.114

Item 2.

Code of Ethics

As of the end of the period, July 31, 2017, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that David A. Rosow is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Rosow is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Global Real Estate Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$43,000	$100	$4,900	$1,300
Fidelity Advisor Communications Equipment Fund	$38,000	$100	$4,900	$1,100
Fidelity Advisor Consumer Discretionary Fund	$36,000	$100	$6,100	$1,100
Fidelity Advisor Energy Fund	$38,000	$100	$7,200	$1,200
Fidelity Advisor Financial Services Fund	$38,000	$100	$7,000	$1,200
Fidelity Advisor Global Real Estate Fund	$39,000	$100	$6,300	$1,100
Fidelity Advisor Health Care Fund	$38,000	$100	$6,100	$1,200
Fidelity Advisor Industrials Fund	$37,000	$100	$6,100	$1,100
Fidelity Advisor Real Estate Fund	$41,000	$100	$6,100	$1,200
Fidelity Advisor Semiconductors Fund	$36,000	$100	$5,200	$1,100
Fidelity Advisor Technology Fund	$40,000	$100	$6,100	$1,200
Fidelity Advisor Utilities Fund	$36,000	$100	$6,100	$1,100

July 31, 2016 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$59,000	$100	$5,100	$1,300
Fidelity Advisor Communications Equipment Fund	$38,000	$-	$4,900	$900
Fidelity Advisor Consumer Discretionary Fund	$36,000	$-	$6,100	$900
Fidelity Advisor Energy Fund	$38,000	$100	$7,300	$1,000
Fidelity Advisor Financial Services Fund	$38,000	$-	$6,900	$1,000
Fidelity Advisor Global Real Estate Fund	$-	$-	$-	$-
Fidelity Advisor Health Care Fund	$38,000	$100	$6,200	$1,200
Fidelity Advisor Industrials Fund	$37,000	$-	$6,100	$1,000
Fidelity Advisor Real Estate Fund	$41,000	$100	$6,100	$1,100
Fidelity Advisor Semiconductors Fund	$36,000	$-	$5,200	$900
Fidelity Advisor Technology Fund	$53,000	$100	$6,100	$1,100
Fidelity Advisor Utilities Fund	$36,000	$-	$6,400	$900

A Amounts may reflect rounding.

B Fidelity Advisor Global Real Estate Fund commenced operations on August 11, 2016.

C Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity SelectCo, LLC (“SelectCo”) and entities controlling, controlled by, or under common control with SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2017A,B	July 31, 2016A,B
Audit-Related Fees	$-	$35,000
Tax Fees	$25,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Global Real Estate Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2017A,B	July 31, 2016A,B
Deloitte Entities	$450,000	$155,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Global Real Estate Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and SelectCo’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	September 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	September 26, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	September 26, 2017